Oppenheimer LifeCycle Funds

Oppenheimer Transition 2010 Fund     Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2015 Fund     Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2020 Fund     Oppenheimer Transition 2050 Fund
Oppenheimer Transition 2025 Fund

NYSE Ticker Symbols

Class A OTHAX

Class B OTHBX

Class C OTHCX

Class N OTHNY

Class Y OTHYX

Statement of Additional Information June 28, 2010

This Statement of Additional Information ("SAI") is not a prospectus. This document contains additional information about each of the seven Oppenheimer LifeCycle Funds listed above (each a "Fund" and together the "Funds") and supplements information in the prospectus for each fund dated June 28, 2010 (the "Prospectus").  It should be read together with the Prospectus for your fund. You can obtain the Prospectus for any of the LifeCycle Funds by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

Inside Front Cover

To Summary Prospectus

Additional Information About the Funds' Investment Policies and Risks

The Oppenheimer Transition 2010 Fund ("Transition 2010"), Oppenheimer Transition 2015 Fund ("Transition 2015"), Oppenheimer Transition 2020 Fund ("Transition 2020"), Oppenheimer Transition 2025 Fund ("Transition 2025"), Oppenheimer Transition 2030 Fund ("Transition 2030"), Oppenheimer Transition 2040 Fund ("Transition 2040"), and Oppenheimer Transition 2050 Fund ("Transition 2050") are each a registered investment company.

The investment objective, the principal investment policies and the main risks of the Funds are described in their respective Prospectus. The Funds are a special type of fund known as "funds of funds" that invests primarily in a portfolio of Oppenheimer mutual funds. Those funds are referred to as the "Underlying Funds." This SAI contains supplemental information about those policies and risks and the types of securities that the investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Funds or the Underlying Funds. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective. Any reference to the term "Fund" throughout this SAI refers to each of the Funds unless otherwise indicated.

The Fund's Investment Policies. The Fund normally invests in a portfolio of Class Y shares of the Underlying Funds. The Fund may invest in Class A shares of an Underlying Fund if Class Y shares are not available. The composition of those investments, and the factors considered in allocating the Fund's assets among the Underlying Funds, will vary over time. The Fund and Underlying Funds are not required to use all of the investment techniques and strategies described below in seeking their objectives. They may use some of the special investment techniques and strategies only at some times or not at all.

From time to time, the Fund may also invest in the securities of individual issuers directly, as described below. The risks of such direct investments in those securities are the same risks that the securities have in the portfolios of the Underlying Funds. However, the Fund may have greater exposure to such securities, and therefore to such risks, when it makes a direct investment.

The Underlying Funds' Investment Policies. Each Fund's Prospectus include the investment objective of each of the Underlying Funds and a brief description of each Underlying Fund's investment policies. The Underlying Funds are currently: Oppenheimer Capital Appreciation Fund ("Capital Appreciation Fund"), Oppenheimer Champion Income Fund ("Champion Income Fund"), Oppenheimer Commodity Strategy Total Return Fund ("Commodity Strategy Total Return Fund"), Oppenheimer Core Bond Fund ("Core Bond Fund"), Oppenheimer Developing Markets Fund ("Developing Markets Fund"), Oppenheimer Discovery Fund ("Discovery Fund"), Oppenheimer Global Fund ("Global Fund"), Oppenheimer Global Opportunities Fund ("Global Opportunities Fund"), Oppenheimer Gold & Special Minerals Fund (Gold & Special Minerals Fund"), Oppenheimer International Bond Fund ("International Bond Fund") Oppenheimer International Growth Fund ("International Growth Fund"), Oppenheimer Limited-Term Government Fund ("Limited-Term Government Fund"), Oppenheimer International Small Company Fund ("International Small Company Fund"), Oppenheimer Limited-Term Government Fund ("Limited-Term Government Fund"), Oppenheimer Main Street Fund ("Main Street Fund"), Oppenheimer Main Street Opportunity Fund ("Main Street Opportunity Fund"), Oppenheimer Main Street Small Cap Fund ("Main Street Small Cap Fund"), Oppenheimer Master Inflation Protected Securities Fund, LLC ("Master Inflation Protected Securities Fund"), Oppenheimer Master International Value Fund, LLC ("Master International Value Fund"), Oppenheimer Master Loan Fund, LLC ("Master Loan Fund"), Oppenheimer Quest International Value Fund ("Quest International Value Fund"), Oppenheimer Real Estate Fund ("Real Estate Fund"), Oppenheimer Rising Dividends Fund ("Rising Dividends Fund"), Oppenheimer Small- & Mid- Cap Value Fund ("Small- & Mid- Cap Value Fund"), Oppenheimer U.S. Government Trust ("U.S. Government Trust"), and Oppenheimer Value Fund ("Value Fund"). As of the date of this SAI, each Fund invests in shares of some or all of the Underlying Funds, but is not required to invest in any of the Funds:

Set forth below is supplemental information about the types of securities the Underlying Funds may invest in, as well as investment techniques or strategies the Underlying Funds may use to try to achieve their objectives. The choice of Underlying Funds, the objectives and investment policies of the Underlying Funds and the Funds' allocations to the Underlying Funds may change without notice to or approval of the Funds' shareholders.

The Funds and the Underlying Funds are not required to use all of these investment techniques and strategies in seeking their objectives. They may use some of the investment techniques and strategies only at certain times or not at all.

For more complete information about each Underlying Fund's investment policies and strategies, please refer to each Underlying Fund's prospectus and SAI. You may obtain a copy of an Underlying Fund's prospectus and Statement of Additional Information by calling 1.800.225.5677, or by downloading it from the OppenheimerFunds, Inc. website at www.oppenheimerfunds.com.

Equity Securities

Some of the Underlying Funds focus their investments in equity securities of U.S. and/or foreign companies. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Investments in equity securities may include stocks of companies of all market capitalization ranges: small-cap, mid-cap and large-cap. Certain of the Underlying Funds emphasize equity investments in one or more capitalization ranges. Certain of the Underlying Funds pursue a "growth" investing strategy, while others pursue a "value" investing policy.

Preferred Stock. Preferred stock are equity securities that have a dividend rate payable from the company's earnings. Their stated dividend rate causes preferred stock to have some characteristics of debt securities. If interest rates rise, the fixed dividend on preferred stock may be less attractive and the price of those securities will likely decline. If interest rates fall their price will likely increase.

Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require that all, or a portion of, any unpaid dividends must be paid before the issuer can pay dividends on its common stock. "Participating" preferred stock may be entitled to a larger dividend than the stated dividend in certain cases. "Auction rate" preferred stock has a dividend rate that is set by a Dutch auction process.

Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates fall.

Preferred stock do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection or assured income as debt securities. Preferred stock generally rank ahead of common stock and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer's common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as "equity equivalents" because of their conversion feature. The market value of a convertible security reflects both its "investment value," which is its expected income potential, and its "conversion value," which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will generally behave more like an equity security. In that case its price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of an issuer's bankruptcy or liquidation.

For convertible securities that are considered to be "equity equivalents," their credit quality generally has less impact on the security's value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager may consider a number of factors, including:

  whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a "cap" or a conversion formula or other type of limit;
  whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;
  whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer's convertible securities were converted into common stock); and
  the extent to which the convertible security may participate in any appreciation in the price of the issuer's common stock.

Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Growth Companies. Growth companies are those companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of factors that characterize them as "growth" issuers. They might:

  be generating or applying new technologies, new or improved distribution techniques or new services, own or develop natural resources,
  be companies that can benefit from changing consumer demands or lifestyles, or be companies that have projected earnings in excess of the average for their sector or industry.

Securities of newer growth companies might offer greater opportunities for capital appreciation than securities of larger, more established companies. However, these securities also involve greater risks than securities of more established companies.

Value Investing. A value investing approach seeks stocks and other equity securities that appear to be temporarily undervalued by various measures such as price/earnings ratios. Value investing looks for securities with low prices in relation to their real worth or future prospects in the hope that the prices will rise when other investors realize the intrinsic value of the securities.

Value investing uses research into an issuer's underlying financial condition and prospects to identify potential investments. Some of the criteria that may be used are:

  Price/earnings ratio, which is a stock's price divided by its earnings (or its long-term earnings potential) per share. A stock that has a price/earnings ratio lower than its historical range, or lower than the market as a whole or than similar companies, may offer an attractive investment opportunity.
  Price/book value ratio, which is the stock price divided by the book value per share of the company.
  Dividend yield, which is measured by dividing the annual dividend by the stock price per share.
  Asset valuation, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace, their liquidation value and their intellectual property value.

Small- and Mid-Cap Issuers. Securities of small- and mid-sized issuers may be subject to greater price volatility than securities of larger issuers. Certain Underlying Funds focus on equity securities of issuers having a market capitalization of a specified size or range, and therefore may invest a substantial portion of their assets in securities of small-, mid- or large-sized issuers. Other Underlying Funds may, from time to time, emphasize issuers in one or more capitalization ranges based on the Manager's judgment of where the best market opportunities are. If an Underlying Fund focuses on investments in smaller sized companies its share prices may fluctuate more than that of funds focusing on larger issuers. The market capitalization ranges used by the Underlying Funds will vary from fund to fund.

Investing in Small, Unseasoned Companies. These are companies that have typically been in operation for less than three years, including the operations of any predecessors. Because small, unseasoned companies may be less secure financially, they may rely on borrowing to a greater extent. In that case, they may be more susceptible to adverse changes in interest rates than larger, more established companies. Small, unseasoned companies may also offer fewer products and rely on fewer key personnel. Market or economic developments may have a significant impact on these companies and on the value of their securities. These companies may have a limited trading market and the prices of their securities may be volatile, which could make them difficult to sell in a short period of time at a reasonable price. If other investors that own the security are trading it at the same time, it may have a more significant effect on the security's price than that trading activity would have on the security price of a larger company. These securities may be considered speculative and could increase overall portfolio risks.

Cyclical Opportunities. Some of the Underlying Funds seek to take advantage of short-term market movements or events affecting particular issuers or industries by investing in companies that are sensitive to changes in the business cycle. For example, when the economy is expanding, companies in the consumer durables and technology sector might benefit. There is the risk that those securities might lose value if the business cycle becomes unfavorable to that issuer or industry or if the favorable cyclical movement is not realized.

Real Estate Investment Trusts (REITs). REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT can focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

To the extent that a REIT focuses on a particular project, sector of the real estate market or geographic region, its share price will be affected by economic and political events affecting that project, sector or geographic region. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

Some of the Underlying Funds can invest in real estate development companies and operating companies in addition to REITs. They can also buy shares of companies engaged in other real estate businesses.

Investments in Metal Investments. Gold & Special Minerals Fund focuses its investments in equity securities of U.S. and foreign-domiciled companies. Gold & Special Minerals Fund's investments primarily include stocks of companies that are involved in mining or processing gold or other metals or minerals, are described as "Mining Securities."

Gold & Special Minerals Fund may also invest in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as "Metal Investments." Under normal market conditions, Gold & Special Minerals Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in Mining Securities and Metal Investments. However, Gold & Special Minerals Fund will invest no more than 10% of its total net assets in Metal Investments.

Special Risks of Concentrating Investments in Mining Securities and Metal Investments. Investments in Mining Securities and Metal Investments involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for Gold & Special Minerals Fund in making Metal Investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code.

Because Gold & Special Minerals Fund concentrates its investments in Mining Securities and Metal Investments, an adverse change with respect to any of these risk factors could have a significant negative effect on Gold & Special Minerals Fund's net asset value per share. These risks are discussed in greater detail below.

Concentration of Source of Gold Supply and Control of Gold Sales. Currently, the five largest producers of gold are the Republic of South Africa, Australia, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are still somewhat unsettled and may pose certain risks to Gold & Special Minerals Fund (in addition to the risks described below under the caption "Foreign Securities"), because Gold & Special Minerals Fund may hold a portion of its assets in securities of South African issuers.

Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that unusual international monetary or political conditions may make Gold & Special Minerals Fund's portfolio assets less liquid, or that the value of Gold & Special Minerals Fund's assets might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious or strategic metals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of Gold & Special Minerals Fund's investments than of other investments.

Commodities Regulations. The trading of Metal Investments in the United States could become subject to the rules that govern the trading of agricultural and certain other commodities and commodity futures. In the opinion of Gold & Special Minerals Fund's counsel, at present Gold & Special Minerals Fund's permitted Metal Investments are either not subject to regulation by the Commodities Futures Trading Commission ("CFTC") or an exemption from regulation is available. The absence of CFTC regulation may adversely affect the continued development of an orderly market in Metal Investments trading in the United States. The development of a regulated futures market in Metal Investments trading may affect the development of a market in, and the price of, Metal Investments in the United States.

Effect on Gold & Special Minerals Fund's Tax Status. By making Metal Investments, Gold & Special Minerals Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code. If Gold & Special Minerals Fund should fail to qualify, it would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year Gold & Special Minerals Fund either (a) derived 10% or more of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of Metal Investments and other non-qualifying income, or (b) held more than 50% of its net assets in the form of Metal Investments or in securities not meeting certain tests under the Internal Revenue Code (see "Dividends, Capital Gains and Taxes"). Accordingly, Gold & Special Minerals Fund will endeavor to manage its portfolio within the limitations described above, and Gold & Special Minerals Fund has adopted an investment restriction limiting the amount of its total assets that can be invested in Metal Investments. There can be no assurance that Gold & Special Minerals Fund will qualify in every fiscal year. Furthermore, to comply with the limitations described above, Gold & Special Minerals Fund may be required to make investment decisions the Manager would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit Gold & Special Minerals Fund to qualify. See "Investment Restrictions" in the Gold & Special Minerals SAI.

Investment in Other Investment Companies. Some of the Underlying Funds can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act") that apply to those types of investments. For example, an Underlying Fund may invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange, as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio, at times when the Underlying Fund may not be able to buy those portfolio securities directly. As a non-fundamental policy, none of the Underlying Funds can invest in the securities of other registered open-end investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Underlying Funds do not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, an Underlying Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. For specific limitations on the Underlying Fund's investments in securities of other investment companies, refer to the SAI for each Underlying Fund. None of the Underlying Funds anticipate investing a substantial amount of their net assets in shares of other investment companies.

Fixed-Income Securities

Some of the Underlying Funds invest mainly in fixed-income (debt) securities to seek their investment objectives. Other Underlying Funds may invest in debt securities for defensive purposes and/or for liquidity. Fixed-income securities may have different credit and maturity characteristics and fixed or floating interest rates. Different Underlying Funds may focus on investment-grade or non-investment-grade securities or emphasize debt securities with shorter- or longer-term maturities. In general, fixed-income securities are subject to credit risk and interest rate risk and some are subject to prepayment risk and extension risk. Certain types of debt securities in which the Underlying Funds may invest, and the risks of some of those securities, are described below. For specific limitations on an Underlying Fund's investments in debt securities, please refer to the Prospectus and SAI for that fund.

  Credit Risk. Credit risk is the risk that the issuer of a security might not make interest or principal payments on the security as they become due. If the issuer fails to pay interest, the Underlying Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall. A downgrade in an issuer's credit rating or other adverse credit information about an issuer can reduce the market value of the issuer's securities.
  Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Underlying Fund assets.

Investment Ratings. Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., ("Moody's") or at least "BBB" by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. or that have comparable ratings by another nationally recognized statistical rating organization ("NRSRO"). Higher-yielding lower-grade debt securities are commonly referred to as "junk bonds." While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch, Inc. are investment-grade and are not regarded as junk bonds, those securities may also be subject to special risks and have some speculative characteristics.

The Manager may also use its own research to evaluate a rated security's credit-worthiness and may judge unrated securities to be of comparable quality to bonds rated as investment-grade or below investment-grade by an NRSRO.

Definitions of the debt security ratings categories of Moody's, S&P and Fitch are included in Appendix B to this SAI.

Lower-Grade Debt Securities. Lower-grade debt securities tend to offer higher yields than investment-grade securities, and may provide greater income or, in some cases, capital appreciation possibilities.  Lower-grade debt securities are normally subject to greater risks than investment-grade securities.

Special Risks of Lower-Grade Securities. Lower-grade securities are subject to special credit risks including that:

  there is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities;
  the issuer's low creditworthiness may increase the potential for its insolvency;
  an overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn; and
  an economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

To the extent they can be converted into stock, lower-grade convertible securities may be less subject to some risks of lower-grade non-convertible debt securities.

Floating Rate and Variable Rate Obligations. Some fixed-income securities have variable or floating interest rates. The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rates on variable rate obligations are adjusted at stated periodic intervals, based on an identified market rate.

Generally, the changes in the interest rates on floating and variable rate obligations reduce the fluctuation in their market value and interest rate increases or decreases have less potential for causing capital appreciation or depreciation than is the case for comparable fixed-rate obligations.

Variable rate obligations may have a demand feature that allows the holder to recover the principal amount of the underlying security from the issuer or a third party at specified intervals, generally not longer than one year. This feature may require payment at par value plus accrued interest and may require a specified number of days' notice, according to the terms of the obligations. The issuer of a "demand" obligation normally has a corresponding right to prepay the outstanding principal amount of the note plus accrued interest after a given period. The issuer usually must provide a specified number of days' notice to the holder. Floating rate notes may also have a feature that allows the holder to receive payment prior to maturity.

A floating rate or variable rate obligation may meet the required credit quality standards by being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Zero-Coupon Bonds and Stripped Securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. "Stripped" securities are debt securities whose interest coupons have been separated from the security and are sold separately.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

An Underlying Fund's investment in zero-coupon or stripped securities may cause it to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold.

Money Market and Other Short-Term Debt Obligations. Some of the Underlying Funds can invest in a variety of high quality money market instruments and other short-term debt obligations, under both normal market conditions and for defensive purposes. Money market securities are high-quality, short-term debt instruments that are issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The following is a brief description of the types of money market securities and short-term debt obligations the Underlying Funds can invest in.

Bank Obligations. Some of the Underlying Funds can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

  obligations issued or guaranteed by a domestic bank or foreign bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a U.S. commercial bank with total assets of at least U.S. $1 billion.

Some of the Underlying Funds can make time deposits. These are non-negotiable deposits in a bank for a specified period of time. They may be subject to early withdrawal penalties. Time deposits that are subject to early withdrawal penalties are subject to an Underlying Fund's limits on illiquid investments. "Banks" include commercial banks, savings banks and savings and loan associations.

Bank Obligations. Bank obligations include time deposits, certificates of deposit, bankers' acceptances and other bank obligations that are fully insured by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC currently insures the deposits of member banks up to $250,000 per account. Bank obligations also include obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or obligations of a foreign bank with total assets of at least U.S. $1 billion. Those banks may include commercial banks, savings banks, and savings and loan associations that may or may not be members of the FDIC.

Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. Time deposits may be subject to withdrawal notices and penalties.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

Bank obligations may have a limited market and may be deemed "illiquid" unless the obligation, including principal amount plus accrued interest, is payable within seven days after demand. Time deposits that are subject to withdrawal notices and penalties, other than those maturing in seven days or less, are also considered illiquid investments.

Participation Interests in Loans. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the purchasers other than to pay them the proportionate amount of the principal and interest payments they receive.

Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the income may be reduced and the value of that participation interest might also decline. If the issuing financial institution fails to perform its obligations under the participation agreement, purchasers might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. Participation interests are generally illiquid and are subject to restrictions on illiquid securities.

For specific limitations on the Underlying Funds' investments in participation interests, refer to the SAI for each Underlying Fund.

Variable Amount Master Demand Notes. Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

These notes are direct lending arrangements between the lender and borrower and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payments on demand. The Manager will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments in illiquid securities.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the investor in the asset-backed security. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, a holder could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. A purchaser of an asset-backed security would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-related securities.

Commercial Paper. Commercial paper is short-term, unsecured, promissory notes of domestic or foreign companies that is rated in the three top rating categories of a nationally recognized statistical rating organization.

Ratings of Securities - Portfolio Quality, Maturity and Diversification. Under Rule 2a-7 of the Investment Company Act, Oppenheimer Institutional Money Market Fund uses the amortized cost method to value its portfolio securities to determine Money Market Fund's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under that Rule, Money Market Fund may purchase only those securities that the Manager, under Board-approved procedures, has determined have minimal credit risks and are "Eligible Securities." The rating restrictions described in its Prospectus and SAI do not apply to banks in which Money Market Fund's cash is kept.

An "Eligible Security" is one that has been rated in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations." That term is defined in Rule 2a-7 and they are referred to as "Rating Organizations" in Money Market Fund's SAI. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager, subject to review by Money Market Fund's Board of Directors, to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an "Eligible Security."

Rule 2a-7 permits Money Market Fund to purchase any number of "First Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by at least two Rating Organizations. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be First Tier Securities.

Under Rule 2a-7, Money Market Fund may invest only up to 3% of its total assets in "Second Tier Securities." Those are Eligible Securities that are not "First Tier Securities." In addition, Money Market Fund may not invest more than:

  5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or
  ½ of 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer.

Under Rule 2a-7, Money Market Fund must maintain a dollar-weighted average portfolio maturity of not more than 60 days, and the maturity of any single portfolio investment may not exceed 397 days. The Board regularly reviews reports from the Manager to show the Manager's compliance with Money Market Fund's procedures and with the Rule.

If a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, Money Market Fund's Board of Directors shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Fund to dispose of it.

If Money Market Fund disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Fund to dispose of the security.

The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the SEC are S&P, Moody's, Fitch. Appendix B to its SAI contains descriptions of the rating categories of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described therein.

Time Deposits and Other Bank Obligations. The types of "banks" whose securities Money Market Fund may buy include commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. Money Market Fund may also buy securities of "foreign banks" that are:

  foreign branches of U.S. banks (which may be issuers of "Eurodollar" money market instruments),
  U.S. branches and agencies of foreign banks (which may be issuers of "Yankee dollar" instruments), or foreign branches of foreign banks.

Money Market Fund may invest in fixed time deposits. These are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, Money Market Fund's investments in time deposits that are subject to penalties (other than time deposits maturing in less than 7 days) are subject to the 10% investment limitation for investing in illiquid securities, set forth in "Illiquid and Restricted Securities" in the Prospectus.

Money Market Fund will buy bank obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign bank with total assets of at least $30.0 billion. Those asset requirements apply only at the time the obligations are acquired.

Insured Bank Obligations. The Federal Deposit Insurance Corporation insures the deposits of banks and savings and loan associations up to $250,000 per investor. Within the limits set forth in its Prospectus, Money Market Fund may purchase bank obligations that are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $250,000 per bank. If the principal amount and accrued interest together exceed $250,000, then the accrued interest in excess of that $250,000 will not be insured.

Bank Loan Participation Agreements. Money Market Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in its Prospectus as to investments in illiquid securities. If Money Market Fund invests in bank loan participation agreements, they are not expected to exceed 2.5% of Money Market Fund's total assets. Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank. Thus, Money Market Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, Money Market Fund may experience a reduction in income.

Money Market Obligations. Money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The investments of a fund that is classified as a "money market fund" must comply with the credit rating and other provisions of Rule 2a-7 under the Investment Company Act. To qualify as an "Eligible Security" under the Rule 2a-7 credit rating requirements, a security must: (a) have received a rating in one of the two highest short-term rating categories by any two "nationally recognized statistical rating organizations" as defined in Rule 2a-7 ("NRSRO"), or, if only one NRSRO has rated that security, have received a rating in one of the two highest short-term rating categories by that NRSRO; or (b) be guaranteed, and either that guarantee or the party providing that guarantee meets the requirements in (a); or (c) be an unrated security that is either issued by an issuer having another similar security that meets the above requirements, or is judged by the Manager to be of comparable quality to investments that meet those requirements.

Mortgage-Related Debt Securities. Mortgage-related securities are a form of derivative fixed-income investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include CMOs, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. Government may have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities have interest rates that move in the opposite direction from changes in general interest rates, based on changes in a specific interest rate index. The changes in those interest rates may also occur at a multiple of the changes in the index. Although the value of a mortgage-related security may decline when interest rates rise, the opposite is not always the case. In addition, the values of mortgage-related debt securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them and by changes in government regulations and tax policies.

Mortgage Prepayment and Extension Risks. In periods of declining interest rates, mortgages are more likely to be prepaid and a mortgage-related security's maturity may be shortened by unscheduled prepayments on the underlying mortgages. If principal is returned earlier than expected, that money may have to be reinvested in other investments having a lower yield than the prepaid security. Because of these risks, mortgage-related securities may be less effective as a means of "locking in" attractive long-term interest rates and they may have less potential for appreciation during periods of declining interest rates than conventional bonds.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. If a mortgage-related security has been purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security as a result of interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, an Underlying Fund may fail to recover its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments may effectively lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on mortgage-related securities were to decrease broadly, an Underlying Fund's effective duration and therefore its sensitivity to interest rates, would increase.

Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs" are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

  pass-through certificates issued or guaranteed by Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), or Federal Home Loan Mortgage Corporation ("Freddie Mac"),
  unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, unsecuritized conventional mortgages,
  other mortgage-related securities, or
  any combination of these.

Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed-rate CMOs or floating rate CMOs.

Mortgage-Related Stripped Securities. Mortgage-related pass-through certificates or CMOs may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case, all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the purchasers might not fully recoup their investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Forward Rolls. In a "forward roll" transaction (also referred to as a "mortgage dollar roll"), an investor sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income in excess of the yield on the securities that have been sold.

During the period between the sale and the repurchase, the seller is not entitled to receive interest and principal payments on the securities that have been sold. It is also possible that the market value of the securities may decline below the repurchase price of the securities or that the counterparty might default in its obligations.

Underlying Funds may only enter into "covered" forward rolls. Throughout the time period of a transaction, an Underlying Fund will identify liquid assets on its books in an amount equal to its payment obligation.

Privately-Issued Commercial Mortgage-Related Securities. Commercial mortgage-related securities issued by private entities are generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risks of the issuer and of the underlying loans. These securities typically are structured to provide protection to investors in senior classes by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

U.S. Government Securities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government and are subject to relatively little credit risk. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may be guaranteed or supported by the "full faith and credit" of the United States or may be backed by the right of the issuer to borrow from the U.S. Treasury or by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Others are supported only by the credit of the instrumentality. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment.

U.S. Treasury Obligations. These securities are directly issued by the U.S. Treasury. They include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of more than one year and up to ten years when issued), Treasury bonds (which have maturities of more than ten years when issued), and Treasury Inflation-Protection Securities. Other U.S. Treasury obligations include U.S. Treasury securities that have been "stripped" by a Federal Reserve Bank and zero-coupon U.S. Treasury securities. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates.

Treasury Inflation-Protection Securities ("TIPS"). TIPS are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. Government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds and Federal Home Loan Mortgage Corporation obligations.

Mortgage-Related U.S. Government Securities. A variety of mortgage-related securities are issued by U.S. Government agencies or instrumentalities. Like other mortgage-related securities, they may be issued in different series with different interest rates and maturities. The collateral for these securities may be either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. Government agency or instrumentality or mortgage loans insured by a U.S. Government agency.

Some mortgage-related securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow from the U.S. Treasury under certain circumstances (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the entity that issued them (for example obligations issued by the Federal Home Loan Banks).

In September 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Department of the Treasury also entered into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the U.S. Treasury will ensure that each company maintains a positive net worth.

Government National Mortgage Association ("Ginnie Mae") Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. Ginnie Mae's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration (the "FHA") or the Farmers Home Administration (the "FMHA") or guaranteed by the Veterans Administration (the "VA").

Ginnie Mae obligations are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Mae certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

Ginnie Maes are guaranteed as to timely payment of principal and interest. In giving that guaranty, Ginnie Mae expects that payments received by the issuers on account of the mortgages backing the Ginnie Mae certificates will be sufficient to make the required payments of principal and interest. However, if those payments are insufficient, the guaranty agreements between the issuers of the certificates and Ginnie Mae require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, Ginnie Mae will do so.

Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by Ginnie Mae as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." Ginnie Mae is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

Ginnie Mae certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Mae certificates do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against Ginnie Mae. Holders of Ginnie Mae certificates have no security interest in or lien on the underlying mortgages.

Monthly payments of principal will be made, and additional prepayments of principal may be made, with respect to the mortgages underlying the Ginnie Maes. All of the mortgages in the pools relating to Ginnie Mae are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on one-to-four-family dwellings underlying certain Ginnie Mae certificates have a stated maturity of up to thirty (30) years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

Federal National Mortgage Association ("Fannie Mae") Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the commitments of certain government agencies described in this SAI.

Federal Home Loan Mortgage Corporation ("Freddie Mac") Certificates. Freddie Mac, a corporate instrumentality of the United States, issues Freddie Mac certificates representing interests in mortgage loans. Freddie Mac guarantees to each registered holder of a Freddie Mac certificate timely payment of the amounts representing a holder's proportionate share in:

  interest payments less servicing and guarantee fees,
  principal prepayments, and
  the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the Freddie Mac certificate, in each case whether or not such amounts are actually received.

The obligations of Freddie Mac under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the commitments of certain government agencies described in this SAI.

Foreign Securities. Foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by foreign governmental or by supra-national entities. They may also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. Securities denominated in foreign currencies issued by U.S. companies may also be considered to be "foreign securities." Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets may not be considered "foreign securities" because they are not subject to many of the special considerations and risks that apply to foreign securities held and traded abroad. Foreign securities may be traded on foreign securities exchanges or in foreign over-the-counter markets.

For specific information on the types of securities that an Underlying Fund considers "foreign securities," and any limitations on the total amount of an Underlying Fund's assets that can be invested in foreign securities, please refer to the Underlying Fund's Prospectus and SAI.

Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in a wider range of issuers, in countries with economic policies or business cycles that differ from those in the U.S. and in markets that often do not move parallel to U.S. markets. Because of these features, foreign investments may reduce portfolio volatility.

The percentage of assets allocated to foreign securities may vary over time depending on a number of factors including the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of foreign financial markets, the interest rate climate in particular foreign countries, and the relationship of foreign currencies to the U.S. dollar. The Manager may analyze fundamental economic criteria, for example: relative inflation levels and trends, growth rate forecasts, balance of payments status, interest rates, market conditions, currency values, trade barriers, social and political factors, and economic policies.

     Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

Foreign Debt Securities.  Foreign debt securities include securities issued by foreign governments and companies as well as by "supra-national" entities or their agencies or instrumentalities. Investment in the debt securities of a foreign government or its agencies and instrumentalities ("foreign sovereign debt") may involve a high degree of risk. Foreign sovereign debt obligations may or may not be supported by the full faith and credit of the foreign government. Because of political or economic constraints, the government entity that issued the debt security may not be willing or able to pay interest or repay principle when due. In such a situation, it may request rescheduling the debt or extending further loans to the entity. If a foreign government entity defaults on a debt obligation, there may be few or no legal remedies available for collecting the amounts due.

Debt securities issued by certain "supra-national" entities include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. The governmental members of those supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent governments will continue to be able or willing to honor their capitalization commitments.

Risks of Foreign Investing. Investments in foreign securities present special risks and considerations not usually associated with investments in U.S. securities. Those may include:

  a lack of public information about foreign issuers;
  lower trading volume and less liquidity in foreign securities markets than in U.S. markets;
  greater price volatility in foreign markets than in U.S. markets;
  less government regulation of foreign issuers, exchanges and brokers than in the U.S.;
  a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U.S. issuers;
  fluctuations in the value of foreign investments due to changes in currency rates;
  the expense of currency exchange transactions;
  greater difficulties in pricing securities in foreign markets;
  foreign government restrictions on investments by U.S. and other non-local entities;
  higher brokerage commission rates than in the U.S.;
  increased risks of delays in clearance and settlement of portfolio transactions;
  unfavorable differences between the U.S. economy and some foreign economies;
  greater difficulty in commencing and pursuing lawsuits or other legal remedies;
  less regulation of foreign banks and securities depositories;
  increased risks of loss of certificates for portfolio securities;
  government restrictions on the repatriation of profits or capital or other currency control regulations;
  the possibility in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
  the reduction of income by foreign taxes.

Foreign securities are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those securities. Generally, when the U.S. dollar increases in value against a foreign currency, a security denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency is worth more in U.S. dollars.

In the past, government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.

Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Foreign mutual funds investments may be used to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment but are subject to limits under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Other types of foreign corporations may also be considered PFICs if their percentage of passive income exceeds the limits described above. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Although every effort is made to ensure compliance with federal tax reporting requirements for these investments, foreign corporations that are PFICs for federal tax purposes may not always be recognized as such.

Special Risks of Developing and Emerging Markets. Emerging and developing markets may offer special opportunities for investing but also have greater risks than more mature foreign markets. Emerging and developing market countries may be subject to greater political, social and economic instability; have high inflation rates; experience unfavorable diplomatic developments; have less liquid securities markets with greater price volatility; have additional delays in the settlement of securities transactions; impose exchange controls; impose differential taxes on foreign investors; have a higher possibility of confiscatory taxes or the expropriation of assets; impose restrictions on direct investments or investments in issuers in particular industries; and lack developed legal or regulatory systems.

  Transaction Settlement. Settlement procedures in developing markets may differ from those of more established securities markets. Settlements may also be delayed by operational problems. Securities issued by developing countries and by issuers located in those countries may be subject to extended settlement periods. Delays in settlement could result in temporary periods during which some assets are uninvested and no return is earned on those assets. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.
  Price Volatility. Securities prices in developing markets may be significantly more volatile than is the case in more developed nations of the world. In particular, countries with emerging markets may have relatively unstable governments. That presents the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets. These countries may have less protection of property rights than more developed countries. The economies of developing countries may be predominantly based on only a few industries and, as such, may be highly vulnerable to changes in local or global trade conditions.
  Less Developed Securities Markets. Developing market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Therefore, prompt liquidation of substantial portfolio holdings may be difficult at times. As a result, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability.
  Government Restrictions. In certain developing countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Also, a government might impose temporary restrictions on remitting capital abroad if the country's balance of payments deteriorates, or it might do so for other reasons. If government approval were delayed or refused, income or capital gains may not be able to be transmitted to the United States. Additionally, the imposition of restrictions on investments by foreign entities might result in less attractive investment opportunities or require the sale of existing investments.
  Privatization Programs. The governments in some developing countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. Privatization programs may offer opportunities for significant capital appreciation, in the appropriate circumstances. However, in certain developing countries, the ability of foreign entities to participate in privatization programs may be limited by local law. Additionally, the terms on which a foreign entity might be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that privatization programs will be successful.

Derivatives and Hedging. Derivative instruments may be used for liquidity, to seek income or for hedging purposes. Some of the types of derivative instruments and hedging strategies the Fund may use are:

  futures
  put and call options
  currency options
  options on futures
  forward contracts
  swaps
  swaptions
  indexed-linked notes
  currency-linked notes
  "structured" notes
  equity-linked debt securities
  convertible notes

Derivatives can be used to attempt to hedge against declines in the market value of portfolio securities, to preserve unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. They can also be used to establish a position in the securities market as a temporary substitute for purchasing particular securities or to seek to benefit from an anticipated rise in their market value. In that case, the securities would normally be purchased and then the derivative position would be terminated. Hedging strategies are intended to reduce losses but they may also cause losses or limit gains if the hedging instrument or strategy does not perform as anticipated.

The Underlying Funds are not obligated to use hedging, even though they may be permitted to do so. The Underlying Funds may use derivatives and hedging to the extent consistent with their respective investment objectives, internal risk management guidelines adopted by the Manager (as they may be amended from time to time), and as otherwise set forth in an Underlying Fund's prospectus or SAI. An Underlying Fund can employ other derivatives or hedging instruments and strategies, including new ones that are developed, if those investments or strategies are consistent with its investment objective and are permissible under applicable regulations governing the Underlying Fund. For any limitations on an Underlying Fund's investments in derivatives, please refer to its Prospectus and SAI.

Futures. Futures contracts may relate to (1) an individual stock ("single stock futures"), (2) a debt security (these are referred to as "interest rate futures"), (3) broadly-based stock indices ("stock index futures"), (4) bond indices (these are referred to as "bond index futures"), (5) other broadly based securities indices (these are referred to as "financial futures"), (6) foreign currencies (these are referred to as "forward contracts"), or (7) commodities (these are referred to as "commodity futures").

Single Stock Futures. A single stock future obligates the seller to deliver cash or a specified equity security to settle the transaction. Either party may also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, and contracts are typically not transferable between the exchanges.

Interest Rate Futures. An interest rate future obligates the seller to deliver cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

Stock Index Futures. A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. The seller of a stock index is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the relative values of the underlying stocks that are included in the index. A stock index cannot be purchased or sold directly.

Bond Index Futures. Bond index futures are contracts based on the future value of a basket of securities that comprise the index. The seller of a bond index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the values of the fixed-income securities that are included in the index. A bond index cannot be purchased or sold directly.

Financial Futures. Financial futures are based on the future value of the basket of securities that comprise an index. These contracts obligate the seller to pay cash to settle the futures transaction. No delivery of the underlying securities is made to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. They are discussed below in the section "Buying and Selling Options on Foreign Currencies."

Commodity Futures. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which include gold, platinum and silver. Some Underlying Funds can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

These futures transactions, except for forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded. No money is paid or received on the purchase or sale of a future. Upon entering into a futures transaction, the purchaser is required to deposit an initial margin payment for the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the custodian bank in an account, registered in the futures broker's name, that the futures broker can gain access to only under specified conditions. As the future is marked-to-market (that is, its value on the books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or from the futures broker daily.

At any time prior to expiration of the future, the purchaser may elect to close out its position, at which time a final determination of variation margin is made and any cash in the margin account must be paid or released. The purchase then realizes any loss or gain on the futures transaction for tax purposes.

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Options may be exchange-traded or over-the-counter and include securities options, index options, currency options, commodities options, and options on futures.

Selling Covered Call Options.  If an Underlying Fund sells ("writes") a call option, it must be "covered." That means that while the call option is outstanding, the Underlying Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets on its books that would enable it to fulfill its obligations if the option were exercised.

        A call option on a security is an agreement to sell an underlying security to the call purchaser at a fixed price (the "exercise price") regardless of changes in the market price of that security during a call period of usually not more than nine months. Call options are sold for a cash payment (a premium). The exercise price is usually higher than the price of the security at the time the call is sold. The seller bears the risk that the price of the underlying security may increase during the call period, requiring it to sell the security for less than the market value at the time. That risk may be offset to some extent by the premium the seller receives. If the market value of the security does not rise above the exercise price during the call period, the call generally will not be exercised. In that case the seller retains the underlying security and realizes a profit from the cash premium it received. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders.

        A call on an index, is also sold for a cash premium. If the buyer exercises an index call option, the seller is required to pay an amount equal to the difference between the market value of the index and the exercise price, multiplied by a specified factor. If the value of the underlying index does not rise above the call price, it is unlikely that the call will be exercised. In that case the seller would keep the cash premium without being obligated to make any payments to the purchaser of the call.

        A custodian bank, or a securities depository acting for the custodian bank, may act through the Options Clearing Corporation ("OCC") as the escrow agent for securities that are subject to a call option. The OCC will only release those securities when the call option expires or when the seller enters into a closing transaction. No margin is required for those transactions.

        When an Underlying Fund sells an option over-the-counter ("OTC"), it will normally enter into an arrangement with a securities dealer to establish a formula price at which an Underlying Fund will have the absolute right to repurchase that option. The formula price will generally be based on a multiple of the premium received for the option, any difference between the exercise price and the market price of the underlying security (that is, the amount that the option is "in the money"). The Underlying Fund will treat the mark-to-market value of the option as illiquid (for purposes of its restriction on holding illiquid securities) unless it is subject to such a buy-back agreement.

        A call on a futures contract may be sold without owning the futures contract or securities deliverable under the contract. To do so, at the time the call must be covered by identifying an equivalent dollar amount of liquid assets. If the value of the segregated assets drops below 100% of the current value of the future, additional liquid assets must be identified. Because of this requirement, in no circumstances would an exercise notice as to that future require delivery on a futures contract. It would simply create a short futures position, which is permitted by applicable hedging policies.

Writing Uncovered Call Options on Futures Contracts. Some of the Underlying Funds may write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Underlying Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Underlying Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Underlying Fund receipt of an exercise notice as to that future require the Underlying Fund to deliver a futures contract. It would simply put the Underlying Fund in a short futures position, which may be permitted by the Underlying Fund's hedging policies.

Selling Put Options. A put option on a security gives the purchaser the right, during the option period, to sell the security to the seller at the exercise price. When selling (writing) a put option on a security, the option must be covered by identifying liquid assets with a value equal to or greater than the exercise price of the underlying security, to secure the obligation. In that case the Fund forgoes the opportunity to invest, sell or write calls against the identified assets.

During the option period, the seller is obligated to buy the underlying investment at the exercise price even if the market value of the investment falls below that price. The seller has no control over when it may be required to purchase the underlying security, since it may be exercised at any time prior to the expiration of the put option. If, during the option period, the price of the underlying investment remains higher than the exercise price, it is unlikely that a put option would be exercised. If a put option is not exercised, the seller would realize a gain of the amount of the premium received less the transaction costs incurred. If the put is exercised, the exercise price will usually exceed the market value of the underlying investment at that time. In that case, the seller would incur a loss. If the underlying investment is resold at that time, the loss would be equal to the exercise price and any transaction costs minus the amount of the premium received and the amount the seller received from the resale of the underlying investment. Any profits from writing put options are considered short-term capital gains for federal tax purposes, and are taxable as ordinary income when distributed to shareholders.

Purchasing Call Options. A call option may be purchased to seek to benefit from an anticipated rise in a particular security or in the securities market. The purchaser pays a premium for a call option. The purchaser then has the right to buy the underlying investment during the call period at a fixed exercise price. The purchaser benefits only if, during the call period, the market price of the underlying investment rises above the total amount of the call price plus the transaction costs and the premium paid for the call or if the call option is resold at a profit. If the purchaser does not exercise the call option or resell it (whether or not at a profit), the option becomes worthless on its expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any gain on the transaction.

Settlement of a call on an index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on changes to the prices of the securities that make up the index.

Purchasing Put Options. A put on securities or futures may be purchased to attempt to protect against a decline (below the exercise price) in the value of the underlying investment. The purchaser pays a premium for the right to sell the underlying investment at a fixed exercise price during the put period. If the market price of the underlying investment remains above or equal to the exercise price, the put will generally not be exercised or resold and will become worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells a put prior to its expiration date, it may or may not realize a profit on that sale.

A put may also be purchased on an investment the buyer does not own. That would permit the purchaser to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment remains above or equal to the exercise price, the put would generally not be exercised and would become worthless on its expiration date.

Put and Call Options on Futures. A call on a futures contract may be sold without owning the futures contract or securities deliverable under the contract. The call is covered by identifying an equivalent dollar amount of liquid assets at the time the call is sold. If the value of the segregated assets drops below 100% of the current market value of the future, the seller will identify additional liquid assets on its books. Because of this requirement, the receipt of an exercise notice would not require the delivery of the futures contract under any circumstances. It would, however, put the seller in a short futures position, which is permitted under applicable hedging policies.

A put option on a future may be purchased to attempt to protect against a decline (below the exercise price) in the value of the underlying investment during the put period. If, because the market price of the underlying investment remains above or equal to the exercise price, the put is not exercised or resold, it becomes worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells the put prior to its expiration, it may or may not realize a profit on that resale.

A put option may also be purchased on a future the buyer does not own. That would permit the buyer to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Closing Transactions. To close out a call option it has sold, an Underlying Fund may buy a corresponding call option or it may sell a put option that it had previously bought to close out that transaction. These transactions are referred to as "closing transactions." If the seller cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable seucirites until the call expires or is exercised.

The seller may also use a closing transaction for a put option it has sold, either to realize a profit or to avoid purchasing the underlying security. A closing transaction would also permit an Underlying Fund to sell the security or to sell another put option on the security. The seller may only terminate a put option before it receives an exercise notice. The seller cannot effect a closing purchase transaction once an exercise notice has been assigned.

If the premium the seller received on the option it sold was more than the price of the option to close out the transaction plus the transaction costs, the seller will realize a profit. If those costs are more than that amount, it will realize a loss. Any profits on closing transactions are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders. Gain or loss on an option on an index or a future would depend on changes in the prices of the securities that make up the index or changes in the price of the underlying investment or the futures markets generally. If, due to the lack of a market, the seller cannot buy an option to close out an option it has sold, it will need to hold the option until it expires or is exercised.

Options and Futures on Foreign Currencies. Put and call options and futures contracts on foreign currencies may be used to try to protect against declines in the U.S. dollar value of foreign securities an Underlying Fund owns and against increases in the dollar cost of foreign securities an Underlying Fund anticipates buying. Although an Underlying Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

Buying and Selling Options on Foreign Currencies. Put and call options on foreign currencies include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options.

If the value of a foreign currency rises against the U.S. dollar, the cost of securities denominated in that currency increases. The increased cost of those securities may be partially offset by purchasing calls or selling puts on the foreign currency. If the value of a foreign currency against the U.S. dollar falls, the dollar value of portfolio securities denominated in that currency would decline. That decline might be partially offset by selling calls or purchasing puts on the foreign currency. If the currency rate fluctuates in an adverse direction from the option position, however, the option premium payments and transaction costs would have been incurred without a corresponding benefit.

A call on a foreign currency could be sold to provide a hedge against a decline in the U.S. dollar value of a security denominated in that currency or in a different currency (known as a "crosshedging" strategy).  A call on a foreign currency is "covered" if the seller owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. The seller may also cover the option by maintaining identified cash, U.S. Government securities or other liquid, high-grade debt securities in an amount equal to the exercise price of the option.

Forward Contracts. Foreign currency futures contracts are known as "forward contracts." They are used to buy or sell foreign currency for future delivery at a fixed price.  They are used to "lock in" the U.S. dollar price of a security denominated in a foreign currency that an Underlying Fund has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

Forward Contract Strategies. Under a forward contract, an Underlying Fund agrees to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. The costs of engaging in forward contracts varies depending on factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.

A forward contract might be used to provide for the purchase or sale of the amount of foreign currency involved in the purchase or sale of a security denominated in a foreign currency, or for dividend payments that may be received in a foreign currency. This is called a "transaction hedge." The transaction hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which a security is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities, but it does fix a rate of exchange in advance.

If it is anticipated that a foreign currency might suffer a substantial decline against the U.S. dollar, forward contracts could be used to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." To try to protect against a substantial decline of the U.S. dollar against a foreign currency, a forward contract to buy that foreign currency for a fixed dollar amount could be used. Alternatively, an Underlying Fund could enter into a forward contract to sell a different foreign currency an Underlying Fund believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

In some cases, at or before the maturity of a forward contract, an Underlying Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. If the market value of the security is less than the amount of foreign currency an Underlying Fund is obligated to deliver, an Underlying Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security exceeds the amount of foreign currency an Underlying Fund is obligated to deliver, an Underlying Fund might have to sell some of the foreign currency on the spot market. There would be additional transaction costs for the spot market transactions in those cases.

Alternatively the contractual obligation to deliver the currency may be offset by purchasing a second contract to obtain, on the same maturity date, the same amount of the currency as the currency obligation. Similarly, a forward contract purchase obligation may be closed out by entering into a second contract to sell the same amount of the same currency on the maturity date of the first contract. The gain or loss would be realized as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

Forward Contract Limitations. An Underlying Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate an Underlying Fund to deliver an amount of foreign currency in excess of the value of an Underlying Fund's portfolio securities or other assets denominated in that currency (or another currency that is the subject of the hedge). However, an Underlying Fund can maintain a net exposure to forward contracts in excess of the value of an Underlying Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. As one alternative, an Underlying Fund could purchase a call option permitting an Underlying Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, an Underlying Fund could purchase a put option permitting an Underlying Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. An Underlying Fund could also cover its short positions by identifying assets on its books equal to the aggregate amount of an Underlying Fund's commitment under forward contracts or the excess amount of those obligations.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date a forward contract is entered into and the date it is sold. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing losses on those contracts and additional transaction costs. The use of forward contracts might reduce performance if there are unanticipated changes in currency prices.

Forward Contract Costs. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Foreign exchange dealers do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency at one rate, while offering a lower rate for purchasing that currency. Because these contracts are not traded on an exchange, the credit and performance risk of the counterparty must also be evaluated.

Swaps. A "swap" is a contract under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at a specified date or dates in the future. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap an asset for cash at only one forward date. Swap transactions may also have more than one period and therefore more than one exchange of assets. If the term of a swap is for more than one period, the purchaser may make payments at an adjustable or "floating" rate. With a floating rate fee, the payments are based on a rate such as the London Interbank Offered Rate ("LIBOR"), and are adjusted each period. If the LIBOR or other reference rate increased over the term of the swap, the fee would increase at each swap reset date.

Swap transactions with certain counterparties may be entered into pursuant to master netting agreements. A master netting agreement provides that all swaps done between the parties shall be regarded as parts of an integral agreement. On any date, the amounts payable to or from each party in respect to one or more swap transactions in the same currency will be combined and the parties will receive or be obligated to pay the net amount. A master netting agreement may also provide that if a party defaults on one swap, the other party can terminate all of the swaps with that counterparty. If there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each terminated swap (i.e., the mark-to-market value at the time of termination of each swap). The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

Interest Rate Swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive for fixed rate payments. Interest rate swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received.

Total Return Swaps. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. In a total return swap, the purchaser will receive the price appreciation of an index, a portion of an index, or a single asset in exchange for paying an agreed-upon fee.

Credit Default Swaps. Credit default swaps may be acquired, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to seek protection against the risk that a security will default. Credit default swaps may be on a single security, or on a basket of securities. The purchaser pays a fee and receives a fixed payment during the life of the swap. A credit default swap may represent a short position (also known as "buying credit protection") or a long position (also known as "selling credit protection").

A short position in a credit default swap might be used to hedge a long portfolio position to seek to decrease exposure to a specific issuer. For corporate issues, a short credit default swap may only be entered into with respect to a currently owned security. However, if the short credit default swap is against sovereign debt, the ownership may be in reference to: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

If there is a credit event (bankruptcy, failure to timely pay interest or principal, a restructuring or other specified occurrence) with respect to a short position in a credit default swap, an Underlying Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

Taking a long position in a credit default swap note increases the exposure to the specific issuers. If there is a credit event with respect to a long credit default swap position, the swap counterparty will deliver the bonds and the purchaser will pay the counterparty the par amount. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

The risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation.

Swaptions.  A swaption is a contract that gives the holder the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. In return, the purchaser pays a "premium" to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Risks of Swap Transactions. Swaps involve the risk that the value of the asset will not perform as expected. Swaps also involve credit risk, which is the risk that the counterparty might default. If the counterparty defaults, the purchaser might lose the amount of any contractual payments that it has not received. The Manager will monitor the creditworthiness of counterparties to swap transactions on an ongoing basis. Although the swap market is well-developed for primary participants, there is only a limited secondary market. Swaps are not traded or listed on an exchange and over-the-counter trading of existing swap contracts is limited. Therefore, if the Underlying Fund wishes to sell its swap contract to a third party, it may not be able to do so at a favorable price.

Regulatory Risks of Swap Transactions. Qualifying swap transactions are excluded from regulation under the Investment Company Act and the regulations thereunder. Additionally, swap contracts have not been determined to be securities under the rules promulgated by the SEC. Consequently, swap contracts are not regulated by either the CFTC or the SEC, and swap participants may not be afforded the protections of the Commodity Exchange Act or the federal securities laws. To reduce this risk, the Fund will only enter into swap agreements with counterparties who use standard International Swap and Dealers Association, Inc. ("ISDA") contract documentation. ISDA establishes industry standards for the documentation of swap agreements. Virtually all principal swap participants use ISDA documentation because it has an established set of definitions, contract terms and counterparty obligations, including provisions for master netting agreements. See Appendix D to this SAI for more information on qualifying swap transactions.

"Structured" Investments.  "Structured" investments are financial instruments and contractual obligations designed to provide a specific risk-reward profile. A structured instrument is generally a hybrid security (often referred to as "hybrids") that combines characteristics of two or more different financial instruments. The terms of these investments may be contractually "structured" by the purchaser and the issuer (which is typically associated with an investment banking firm) of the instrument. Structured investments may have certain features of equity and debt securities, but may also have additional features. The key characteristics of structured investments are:

  They change the risk or return on an underlying investment asset (such as a bond, money market instrument, loan or equity security), or
  They may replicate the risk or return of an underlying investment asset.
  They typically involve the combination of an investment asset and a derivative.
  The derivative is an integral part of the structure, not just a temporary hedging tool.

The returns on these investments may be linked to the value of an index (such as a currency or securities index) or a basket of instruments (a portfolio of assets, such as, high yield bonds, emerging market bonds, equities from a specific industry sector, a broad-based equity index or commodities), an individual stock, bond or other security, an interest rate, or a commodity. Some of the types of structured investments are:

  Equity-linked notes
  Index-linked notes
  Inflation-linked notes
  Commodity-linked notes
  Credit-linked notes
  Currency-linked notes

The values of structured investments will normally rise or fall in response to the changes in the performance of the underlying index, security, interest rate or commodity. Certain structured investments may offer full or partial principal protection, or may pay a variable amount at maturity, or may pay a coupon linked to a specific security or index while leaving the principal at risk. These investments may be used to seek to realize gain or limit exposure to price fluctuations and help control risk.

Depending on the terms of the particular instrument, structured investments may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured notes are subject to credit risk with respect to the issuer of the instrument and, for structured debt investments, might also be subject to credit risk with respect to the issuer of the underlying investment. For notes that do not include principal protection (a form of insurance), a main risk is the possible loss of principal. There is a legal risk involved with holding complex instruments, where regulatory or tax considerations may change during the term of a note. Some structured investments may create leverage, which involves additional risks.

If the underlying investment or index does not perform as anticipated, the investment might not result in a gain or may cause a loss. The price of structured investments may be very volatile and they may have a limited trading market, making it difficult for an Underlying Fund to value them or sell them at an acceptable price. Usually structured investments are considered illiquid investments for purposes of limits on those investments.

Equity-Linked Notes. Equity-linked debt securities pay interest at a fixed rate until they mature, which is usually in one to four years. The principal amount that they pay at maturity is not a fixed amount, however. It is calculated based on the performance of a specified equity security. The principal amount is typically adjusted for events such as stock splits, stock dividends and certain other events that affect the linked equity security but is not adjusted for any additional issuance of equity securities of the type to which it is linked. Equity-linked debt securities are subject to equity market risks and their value generally fluctuates with the price of the linked security, although these securities are generally less volatile than the equity securities to which they are linked. Because the amount of principal is based on the value of a different security, equity-linked debt securities are considered to be a type of derivative.

Index-Linked Notes. Index-linked notes are debt securities whose principal and/or interest payments depend on the performance of an underlying index. This type of indexed security offers the potential for increased income or principal payments but involves greater risk of loss than a typical debt security of the same maturity and credit quality.

Currency-Linked Notes. Currency-indexed securities are short- or intermediate-term debt securities whose value at maturity or interest payments are linked to the change in value of the U.S. dollar against the performance of a currency index or one or more foreign currencies. In some cases, these securities pay an amount at maturity based on a multiple of the amount of a currency's change against the dollar. If they are sold prior to their maturity, their price may be higher or lower than their purchase price as a result of market conditions or changes in the credit quality of the issuer.

Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of an underlying commodity-related variable that may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity future or option contract, a commodity index, or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer, and are negotiated with the issuer to obtain specific terms and features that are tailored to particular investment needs.

Qualifying Hybrid Instruments. "Qualifying hybrid instruments" are commodity-linked notes that are excluded from regulation under the Commodity Exchange Act and the rules thereunder and that are therefore are not considered to constitute a "commodity pool." They must meet the certain specific legal requirements. More information regarding qualifying hybrid instruments is included in Appendix C to this SAI.

Risks of Derivatives and Hedging Instruments. The use of derivatives and hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If an Underlying Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, an Underlying Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, an Underlying Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Futures Market Risk. The ordinary differences between prices in the cash markets and the futures markets are subject to distortions, due to differences in the nature of those markets.

  Participants in the futures market are subject to margin deposit and maintenance requirements that may cause investors to close futures contracts through offsetting transactions, distorting the normal market relationships.
  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
  Speculators may consider that deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause price distortions.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if an Underlying Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within an Underlying Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Tax Aspects of Certain Derivatives and Hedging Instruments. Futures contracts, non-equity options and certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by an Underlying Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

Certain forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized on those positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

  gains or losses attributable to fluctuations in exchange rates that occur between the time interest or other receivables are accrued or expenses or other liabilities denominated in a foreign currency are accrued and the time an Underlying Fund actually collects such receivables or pays such liabilities, and gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of investment income available for distribution to its shareholders.

Other Investments and Investment Strategies

The Underlying Funds may also use the following types of investments and investment strategies.

When-Issued and Delayed-Delivery Transactions. "When-issued" and "delayed-delivery" are terms that refer to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery to a purchaser. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction with payment and delivery of the security made at a later date. During the period between purchase and settlement, the buyer makes no payment to the issuer and no interest accrues to the buyer from the investment. Purchases on that basis are made when it is anticipated that the price at the time of the transaction is lower than the price will be at the time of delivery.

The securities are subject to change in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the purchase price. If the value of the security declines below the purchase price, the transaction may lose money.

The buyer relies on the other party to complete the when-issued or delayed-delivery transactions. The buyer will bear the risk that a security purchased on a when-issued or delayed-delivery basis may not be issued or may not be delivered as agreed. A failure to do so may cause the loss of an opportunity to obtain the security at an advantageous price or yield.

When-issued and delayed-delivery transactions can be used as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, if rising interest rates or falling prices are anticipated, a portfolio security may be sold on a delayed-delivery basis to attempt to limit exposure to those occurrences. In periods of falling interest rates and rising prices, a purchase of securities on a when-issued or delayed-delivery basis may be used to obtain the benefit of currently higher cash yields.

An Underlying Fund engages in when-issued and delayed-delivery transactions for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although an Underlying Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to receive delivery, it may incur a gain or loss.

At the time of the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, an Underlying Fund records the transaction on its books and reflects the value of the security purchased in determining its net asset value. It also identifies liquid assets on its books at least equal to the amount of the purchase commitment until it pays for the investment. In a sale transaction, it records the proceeds to be received.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day-to-day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. An Underlying Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. These agreements are considered borrowings and are subject to the asset coverage requirement under policies on borrowing.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Borrowing and Leverage. The Fund may borrow money, to the extent currently permitted under the Investment Company Act, and any applicable the rules, regulations or exemptions. If the Fund buys securities while borrowings are outstanding it may create leverage. Leverage may increase the opportunity for return but also creates special risks and may be considered speculative. The use of leverage may make the Fund's share prices more volatile. Interest on money it borrows is an expense. If those expenses are higher than the income or capital appreciation on securities purchased with the borrowed funds, performance will be lower than it would have been if the Fund had not borrowed.

The Fund's borrowing will only be from banks and will not be for more than 33 1/3% of the value of its total assets, including the amount borrowed. If its borrowings exceed that amount, the Fund is required to reduce its bank debt to the extent necessary to comply with that requirement within three days. To do so, the Fund may need to sell securities at a time when it otherwise would not do so.

Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, or if the Manager believes it is otherwise appropriate to reduce holdings in the Fund's principal investments, the Fund can invest in other types of securities for defensive purposes. It can also purchase these types of securities for liquidity purposes to meet cash needs due to the redemption of shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities.

These temporary defensive investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established nationally recognized statistical rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; and (vii) shares of Oppenheimer Institutional Money Market Fund.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are subject to the restrictions stated in the Prospectus and must comply with all applicable regulations and with the Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the securities lending procedures and applicable regulatory requirements (which are subject to change), a fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that a fund has received must at least equal the value of the loaned securities. If a fund receives cash collateral from the borrower, a fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, as specified in its securities lending procedures. A fund will be responsible for the risks associated with the investment of cash collateral, including the risk that a fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit a fund to recall loaned securities on five business days' notice and a fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on a fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or a fund on 30 days' written notice.

Portfolio Turnover. "Portfolio turnover" describes the rate at which the Funds and the Underlying Funds trade their portfolio securities. For example, if the Funds or Underlying Funds sold all of their securities during a one year period, their portfolio turnover rate would be 100%. The Funds' and Underlying Funds' portfolio turnover rates will fluctuate from year to year. It is not anticipated that the Funds will have a high portfolio turnover rate, however, the Underlying Funds may have a portfolio turnover rate of more than 100% annually.

Increased portfolio turnover may result in higher brokerage and transaction costs for the Underlying Funds, which may reduce their overall performance. Most of the Funds' portfolio transactions, however, should involve trades in the Underlying Funds that do not entail brokerage commissions. The realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders. The Funds and the Underlying Funds will normally distribute all of the capital gains they realize each year to avoid excise taxes under the Internal Revenue Code.

Investment Restrictions

Fundamental Policies.

The Funds and the Underlying Funds have adopted policies and restrictions to govern their investments. Under the Investment Company Act, "fundamental" policies are those policies that can be changed only by the vote of a "majority" of a Fund's or an Underlying Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Funds' investment objectives are not fundamental policies, but will not be changed without approval by the Fund's Board of Trustees and notice to shareholders. The investment objectives of the Underlying Funds may be fundamental or non-fundamental, according to the Prospectus and SAI of each Underlying Fund. Other policies described in the Funds' and/or the Underlying Funds' Prospectuses or SAIs, are fundamental only if they are identified as such. Each Fund's Board of Trustees and each Underlying Fund's Board of Directors or Trustees can change non-fundamental policies without shareholder approval. However, significant changes to a Fund's investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of each of the Funds:

  A Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of each Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies. For purposes of this restriction, a Fund's investments will be considered to be its pro rata portion of each Underlying Fund's portfolio securities.
  A Fund cannot invest 25% or more of its total assets in any one industry or in a group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.
  A Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund may not underwrite securities issued by others, except to the extent that such Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

Currently, under the Investment Company Act, and the Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. The Investment Company Act also requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities. To the extent that a Fund or an Underlying Fund has restrictions on or is not permitted to invest in real estate, real estate related securities and/or commodities, that information is set out in the investment restrictions in this section.

Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

  A Fund may not invest in illiquid securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law.

Currently, under the Investment Company Act, a mutual fund cannot invest in illiquid securities (i.e., securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party), if at the time of acquisition more than 15% of its net assets would be invested in such securities. The shares of the Underlying Funds are not illiquid investments under the Funds' policies or the applicable Investment Company Act rules and regulations.

Do the Underlying Funds Have Fundamental Policies? Each of the Underlying Funds has its own fundamental policies. Those policies may differ from the fundamental policies of the Funds or the other Underlying Funds. The Funds and the Underlying Funds each apply their own policies with respect to their own portfolio investments. The following investment restrictions are fundamental policies of the Underlying Funds:

Capital Appreciation Fund:

  Capital Appreciation Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Capital Appreciation Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Capital Appreciation Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Capital Appreciation Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption there from that is applicable to Capital Appreciation Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Capital Appreciation Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Capital Appreciation Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Champion Income Fund:

  Champion Income Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of Champion Income Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Champion Income Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Under this policy, utilities are divided into "industries" according to the services they provide (for example, gas, gas transmission, electric and telephone utilities will be considered to be in separate industries). Champion Income Fund can invest more than 25% in a group of industries.
  Champion Income Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Champion Income Fund may only borrow from banks and/or affiliated investment companies and only as a temporary measure for extraordinary or emergency purposes. Champion Income Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its total assets. With respect to this fundamental policy, Champion Income Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Champion Income Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.
  Champion Income Fund cannot invest in real estate. However, Champion Income Fund can purchase debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.
  Champion Income Fund cannot invest in commodities or commodity contracts. However, Champion Income Fund may buy and sell any of the hedging instruments permitted by its other investment policies, whether or not the hedging instrument is considered a commodity or commodity contract, subject to the restrictions and limitations on such investments specified in Champion Income Fund's Prospectus and SAI.
  Champion Income Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Champion Income Fund cannot issue "senior securities", but this does not prohibit certain investment activities for which assets of Champion Income Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Commodity Strategy Total Return Fund:

  Commodity Strategy Total Return Fund will not purchase the securities, commodity-linked notes and other instruments of any issuer if, as a result, 25% or more of the Commodity Strategy Total Return Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries. This restriction does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured by them.
  Commodity Strategy Total Return Fund will invest 25% or more of its total assets in securities, commodity-linked notes and other instruments, including futures and forward contracts, related options and swaps, linked to one or more of the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors. The individual components of an index will be considered as separate industries for this purpose. Commodity Strategy Total Return Fund may also invest more than 25% in a group of industries.
  Commodity Strategy Total Return Fund will not issue any senior security. However, Commodity Strategy Total Return Fund may enter into commitments to purchase securities in accordance with the Commodity Strategy Total Return Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities. Additionally, Commodity Strategy Total Return Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the Investment Company Act and applicable regulations, interpretations of the Investment Company Act or an exemptive order. Commodity Strategy Total Return Fund may also engage in short sales of securities to the extent permitted in its investment program and other restrictions. The purchase or sale of commodity-linked notes, futures or swap contracts and related options shall not be considered to involve the issuance of senior securities. Moreover, Commodity Strategy Total Return Fund may borrow money as authorized by the Investment Company Act.
  Commodity Strategy Total Return Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent Commodity Strategy Total Return Fund from purchasing or selling commodity-linked notes, or options and futures contracts with respect to individual commodities or indices, or from investing in securities or other instruments backed by physical commodities or indices.
  Commodity Strategy Total Return Fund will not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent Commodity Strategy Total Return Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude Commodity Strategy Total Return Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. Commodity Strategy Total Return Fund can also invest in real estate operating companies and shares of companies engaged in other real estate related businesses.
  Commodity Strategy Total Return Fund cannot underwrite securities issued by other persons. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling securities held in its own portfolio.
  Commodity Strategy Total Return Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements. Currently, the Investment Company Act permits (a) lending of securities, (b) purchasing debt securities or similar evidences of indebtedness, (c) repurchase agreements and (d) interfund lending consistent with Commodity Strategy Total Return Fund's exemptive order; or
  Commodity Strategy Total Return Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Commodity Strategy Total Return Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Commodity Strategy Total Return Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. Currently, the Investment Company Act permits a mutual fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets (including the amount borrowed). Commodity Strategy Total Return Fund may borrow up to 5% of its total assets for temporary purposes from any person. Interfund borrowing must be consistent with the Commodity Strategy Total Return Fund's exemptive order.

The percentage restrictions described above and in the Commodity Strategy Total Return Fund's Prospectus (other than the percentage limitations that apply on an on-going basis and except in the case of borrowing and investments in illiquid securities) apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

Core Bond Fund:

  Core Bond Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This restriction applies to 75% of Core Bond Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Core Bond Fund cannot concentrate its investments (that means it cannot invest 25% or more of its total assets) in any one industry. Gas, water, electric and telephone utilities are considered to be separate industries for this purpose.
  Core Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  Core Bond Fund cannot invest in real estate or real estate mortgage loans. However, Core Bond Fund can purchase and sell securities issued or secured by companies that invest in or deal in real estate or interests in real estate.
  Core Bond Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Core Bond Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Core Bond may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Core Bond Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Core Bond Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Core Bond Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Developing Markets Fund:

  Developing Markets Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Developing Markets Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Developing Markets Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Developing Markets Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot invest in real estate, physical commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Developing Markets Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Discovery Fund:

  Discovery Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuers voting securities. This limitation applies to 75% of Discovery Fund's total assets government or any of its agencies or instrumentalities or securities of other investment companies.
  Discovery Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Discovery Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Discovery Fund cannot invest 25% or more of its assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Discovery Fund cannot underwrite securities of other companies. A permitted exception is in the case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Discovery Fund cannot invest in real estate, physical commodities or commodity contracts except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Discovery Fund cannot issue senior securities, except to the extent permitted under the Investment Comapny Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Global Fund:

  Global Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom that is applicable to Global Fund, as such statute, rules and regulations may be amended from time to time.
  Global Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. That limitation applies to 75% of Global Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Global Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Global Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Global Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Global Opportunities Fund:

  Global Opportunities Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Global Opportunities Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Opportunities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Opportunities Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Global Opportunities Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Opportunities Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Global Opportunities Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Gold & Special Minerals Fund:

  Gold & Special Minerals Fund cannot invest in Metal Investments if, as a result, more than 10% of Gold & Special Minerals Fund's total assets would be invested in Metal Investments.
  With the exception of its investments in Mining Securities and Metal Investments, Gold & Special Minerals Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Gold & Special Minerals Fund is "non-diversified" under the Investment Company Act.
  Gold & Special Minerals Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Gold & Special Minerals Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Gold & Special Minerals Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption thereform that is applicable to Gold & Special Minerals Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Gold & Special Minerals Fund cannot invest in real estate, physical commodities or commodity contracts (other than the hedging instruments or Metal Investments permitted by any of its other investment policies) except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. It does not matter whether the hedging instrument or Metal Investment is considered to be a commodity or commodity contract.
  Gold & Special Minerals Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Gold & Special Minerals Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  As a non-fundamental investment policy, Gold & Special Minerals Fund cannot invest in the securities of other investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Non-Diversification of Gold & Special Minerals Fund's Investments. Gold & Special Minerals Fund is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that Gold & Special Minerals Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if Gold & Special Minerals Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, Gold & Special Minerals Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes on amounts distributed if more than 90% of its earnings are distributed to shareholders. To qualify, Gold & Special Minerals Fund must meet a number of conditions. First, not more than 25% of the market value of Gold & Special Minerals Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

International Bond Fund:

  International Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  International Bond Fund cannot buy or sell real estate. However, International Bond Fund can purchase debt securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.
  International Bond Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  International Bond Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of International Bond Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.
  International Bond Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. International Bond Fund may borrow only from banks and/or affiliated investment companies. International Bond Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its assets. With respect to this fundamental policy, International Bond Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

International Bond Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any one industry. International Bond Fund will not invest 25% or more of its total assets in government securities of any one foreign company or in debt and equity securities issued by companies organized under the laws of any one foreign country. Obligations of the U.S. Government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this policy.

Non-Diversification of International Bond Fund's Investments. International Bond Fund is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that International Bond Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if International Bond Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, International Bond Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes on amounts distributed if more than 90% of its earnings are distributed to shareholders. To qualify, International Bond Fund must meet a number of conditions. First, not more than 25% of the market value of International Bond Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) International Bond Fund must not own more than 10% of the outstanding voting securities of a single issuer. This is not a fundamental policy.

International Growth Fund:

  International Growth Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  International Growth Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to International Growth Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  International Growth Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  International Growth Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

International Small Company Fund:

  International Small Company Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  International Small Company Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Opportunities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Small Company Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  International Small Company Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Small Company Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Small Company Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  International Small Company Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Limited-Term Government Fund:

  Limited-Term Government Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Limited-Term Government Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.
  Limited-Term Government Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.
  Limited-Term Government Fund cannot deviate from any of its other investment policies that are described as fundamental policies in the Prospectus or its SAI.
  Limited-Term Government Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  Limited-Term Government Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Limited-Term Government Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Limited-Term Government Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Limited-Term Government Fund cannot purchase or sell real estate, commodities or commodity contracts. However, Limited-Term Government Fund may use hedging instruments approved by its Board of Trustees whether or not those hedging instruments are considered commodities or commodity contracts.
  Limited-Term Government Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Limited-Term Government Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Limited-Term Government Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, contracts to buy or sell derivatives, hedging instruments, options, or futures.

Main Street Fund:

  Main Street Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of Main Street Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.
  Main Street Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. Government securities.
  Main Street Fund cannot invest in commodities. However, Main Street Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.
  Main Street Fund cannot invest in real estate or in interests in real estate. However, Main Street Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).
  Main Street Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.
  Main Street Fund cannot borrow money in excess of 33 1/3% of the value of its total assets (including the amount borrowed). Main Street Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.
  Main Street Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

Main Street Opportunity Fund:

  Main Street Opportunity Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Main Street Opportunity Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Main Street Opportunity Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.
  Main Street Opportunity Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Main Street Opportunity Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Opportunity Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Main Street Opportunity Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. Government securities.
  Main Street Opportunity Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, Main Street Opportunity Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.
  Main Street Opportunity Fund cannot invest in real estate or in interests in real estate. However, Main Street Opportunity Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).
  Main Street Opportunity Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Opportunity Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Opportunity Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Main Street Small Cap Fund:

  Main Street Small Cap Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Main Street Small Cap Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Main Street Small Cap Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt securities or similar evidences of indebtedness, (c) through an interfund-lending program with other affiliated funds, and (d) through repurchase agreements.
  Main Street Small Cap Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Main Street Small Cap Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Small Cap Fund can borrow only if it maintains a 300% ratio of assets to borrowing at all times in the manner set forth in the Investment Company Act of 1940.
  Main Street Small Cap Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. Government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.
  Main Street Small Cap Fund cannot invest in real estate or in interests in real estate. However, Main Street Small Cap Fund can purchase securities of companies holding real estate or interests in real estate.
  Main Street Small Cap Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, Main Street Small Cap Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.
  Main Street Small Cap Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Small Cap Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Small Cap Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Master Inflation Protected Securities Fund:

  Master Inflation Protected Securities Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of Master Inflation Protected Securities Fund 's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or to securities of other investment companies.
  Master Inflation Protected Securities Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Under this policy, utilities are divided into "industries" according to the services they provide (for example, gas, gas transmission, electric and telephone utilities will be considered to be in separate industries). Master Inflation Protected Securities Fund can invest more than 25% in a group of industries.
  Master Inflation Protected Securities Fund cannot issue "senior securities," except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of Master Inflation Protected Securities Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives.
  Master Inflation Protected Securities Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master Inflation Protected Securities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master Inflation Protected Securities Fund cannot underwrite securities of other companies. A permitted exception is in case Master Inflation Protected Securities Fund deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Master Inflation Protected Securities Fund cannot buy or sell real estate. However, Master Inflation Protected Securities Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate. Master Inflation Protected Securities Fund may hold and sell real estate as acquired as a result of Master Inflation Protected Securities Fund's ownership of securities.
  Master Inflation Protected Securities Fund cannot buy or sell commodities or commodity contracts. However, Master Inflation Protected Securities Fund can buy and sell derivative instruments, such as futures contracts, options and swaps.
  Master Inflation Protected Securities Fund cannot loan money, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom that is applicable to Master Inflation Protected Securities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master Inflation Protected Securities Fund cannot buy securities on margin. However, Master Inflation Protected Securities Fund can make margin deposits in connection with its use of derivative instruments and hedging instruments.

Master International Value Fund:

  Master International Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Master International Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master International Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master International Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Master International Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master International Value Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Master International Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time

Master Loan Fund:

  Master Loan Fund cannot issue "senior securities," except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of Master Loan Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives.
  Master Loan Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master Loan Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master Loan Fund cannot underwrite securities of other companies. A permitted exception is in case Master Loan Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Master Loan Fund cannot invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry. Master Loan Fund can invest 25% or more of its total assets and can invest up to 100% of its total assets in securities of issuers in the group of financial services industries, which under Master Loan Fund's currently-used industry classifications include the following industries (this group of industries and Master Loan Fund's industry classifications can be changed by Master Loan Fund without shareholder approval): banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans, and special purpose financial. For the purpose of this investment restriction, the term "issuer" includes the borrower under a loan, the agent bank for a loan, and any intermediate participant in the loan interposed between the borrower and Master Loan Fund. The percentage limitation in this investment restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For the purposes of interpreting this investment restriction, each foreign national government is treated as an "industry" and utilities are divided according to the services they provide.
  Master Loan Fund cannot buy or sell real estate. However, Master Loan Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate. Master Loan Fund may hold and sell real estate as acquired as a result of Master Loan Fund's ownership of securities.
  Master Loan Fund cannot buy or sell commodities or commodity contracts. However, Master Loan Fund can buy and sell derivative instruments, such as futures contracts, options and swaps.
  Master Loan Fund cannot make loans to other persons. However, Master Loan Fund can invest in loans (including by direct investments as an original lender or purchasing assignments or participation interests) and other debt obligations in accordance with its investment objective and policies. Master Loan Fund may also lend its portfolio securities and may purchase securities subject to repurchase agreements.
  Master Loan Fund cannot buy securities on margin. However, Master Loan Fund can make margin deposits in connection with its use of derivative instruments and hedging instruments.

Quest International Value Fund:

  Quest International Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Quest International Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Quest International Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Quest International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Quest International Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Quest International Value Fund may not underwrite securities issued by others, except to the extent that Quest International Value Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  Quest International Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Quest International Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Quest International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Quest International Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Real Estate Fund:

  Real Estate Fund cannot make loans except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Real Estate Fund, as such statue, rules or regulations may be amended or interpreted from time to time.
  Real Estate Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Real Estate Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Real Estate Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to Real Estate Fund's investments in the real estate industry in general.
  Real Estate Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Real Estate Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Diversification of Real Estate Fund's Investments. Real Estate Fund is classified as a "non-diversified" fund under the Investment Company Act. Funds that are diversified have restrictions against investing a higher percentage of their assets in the securities of any one issuer. As a non-diversified fund, Real Estate Fund can invest more of its assets in the securities of a single issuer than it could prior to April 12, 2007 when it was classified as a diversified fund. However, Real Estate Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, no more than 25% of the market value of Real Estate Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of Real Estate Fund's total assets may be invested in the securities of a single issuer, and (2) Real Estate Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Being non-diversified may pose additional investment risks. If Real Estate Fund invests more of its assets in fewer issuers, the value of its shares may be affected to a greater extent by adverse conditions affecting any one of those issuers. The statement of investments included in this SAI reflect the investments held by Real Estate Fund prior to its changing from a diversified to a non-diversified classification and may not be reflective of Real Estate Fund's allocation of investments following that change.

  Real Estate Fund cannot issue senior securities, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Rising Dividends Fund:

  Rising Dividends Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Rising Dividends Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Rising Dividends Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot invest 25% or more of its total assets in any one industry or group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Rising Dividends Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Rising Dividends Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

Small- & Mid- Cap Value Fund:

  Small- & Mid- Cap Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Small- & Mid- Cap Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Small- & Mid- Cap Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Small- & Mid- Cap Value Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Small- & Mid- Cap Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid- Cap Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid- Cap Value Fund may not underwrite securities issued by others, except that a fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  Small- & Mid- Cap Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid-Cap Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Small- & Mid-Cap Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

U.S. Government Trust:

  U.S. Government Trust cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of U.S. Government Trust's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  U.S. Government Trust cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  U.S. Government Trust cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust may not underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  U.S. Government Trust cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to U.S. Government Trust, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to U.S. Government Trust, as such statute, rules or regulations may be amended or interpreted from time to time.

Value Fund:

  Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 in reselling its portfolio securities.

Do the Underlying Funds Have Any Restrictions That Are Not Fundamental? Each of the Underlying Funds has its own investment restrictions that are not fundamental policies, which means that they can be changed by vote of a majority of each respective Underlying Fund's Board of Trustees without shareholder approval. Those policies may differ from the policies of the Funds or the other Underlying Funds. The Funds and the Underlying Funds each apply their own policies with respect to their own portfolio investments. The following investment restrictions are non-fundamental policies of the Underlying Funds as indicated below.

  None of the Underlying Funds can invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act and U.S. Government Trust cannot invest in any securities of other investment companies except if it acquires them as part of a merger, consolidation or acquisition of assets. Global Fund cannot invest in securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, or invest more than 5% of its net assets in closed-end investment companies, including small business investment companies, and the commission rates on such investments may not be in excess of normal brokerage commissions.
  For purposes of each applicable Underlying Fund's policy not to concentrate its assets, as described above and in each applicable Underlying Fund's prospectus and/or SAI, those Underlying Funds have adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.
  U.S. Government Trust and Small- & Mid- Cap Value Fund cannot invest in interests in oil, gas, or other mineral exploration or development programs.
  U.S. Government Trust and Small- & Mid- Cap Value Fund will provide at least 60 days' prior notice of any change in their non-fundamental policies to invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings used for investment purposes) in U.S. Government securities and in equity securities of small- and mid-cap domestic and foreign issuers, respectively.
  Global Fund cannot sell securities short except in "short sales against-the-box."
  Small- & Mid- Cap Value Fund cannot make short sales or purchase securities on margin. However, Small- Mid- Cap Value Fund can make short-term borrowings when necessary for the clearance of purchases of portfolio securities.
  Discovery Fund cannot invest in physical commodities or commodity contracts; however Discovery Fund may: (1) buy and sell hedging instruments permitted by any of its other investment policies, and (2) buy and sell options, futures, securities or other instruments backed by or the investment return from which is linked to changes in the price of physical commodities.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices; and
  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);
  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zurcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc.	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities Company, Ltd.	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd.	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd.
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motilal Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
FBR Capital Markets & Co.	Murphy & Durieu	Winchester Capital Partners, LLC
Fidelity Capital Markets	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.

How the Funds are Managed

Organization and History

Organization and History. The Funds are open-end, diversified management investment companies with an unlimited number of authorized shares of beneficial interest. Transition 2010, Transition 2015, Transition 2020 and Transition 2030 Funds were organized as Massachusetts business trusts on June 5, 2006. Transition 2025, Transition 2040 and Transition 2050 Funds were organized as Massachusetts business trusts on November 12, 2007.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only certain retirement plans may purchase Class N shares. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Class Y Share Availability.

  Class Y shares are offered to fee-based clients of dealers that have a special agreement with the Distributor to offer these shares, and to certain institutional investors who have a special agreement with the Distributor.
  Class A to Class Y Voluntary Conversion. For shareholders who currently hold Class A shares but are authorized to purchase Class Y shares, those shareholders can convert existing Class A shares to Class Y shares of the same fund either through their dealer who has a special agreement with the Distributor or by submitting written instructions to the Transfer Agent. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion of Class A to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Shareholder Meetings.  As a Massachusetts business trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time, however, on important matters or when required to do so by the Investment Company Act, or other applicable law.

Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.

If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts and federal law. The Board is led by Brian F. Wruble, an independent trustee, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, oversee the potential conflicts that could affect of the Fund, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). Mr. Wruble's practice is to attend all meetings of each of the three Committees of the board where he participates in deliberation but does not have a vote.

During the Fund's fiscal year ended February 28, 2010, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 5 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee selects an independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees/Directors; (v) reviewing the independence of the Fund's independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, Transfer Agency and Shareholder Service Agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager's Risk Management Department and Chief Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee's Charter. These reports, and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Board.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, monitors the Fund's proxy voting, and coordinates with organizations representing the independent directors of mutual funds among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Trustees/Directors, including Independent Trustees/Directors, for election to the Board. The full Board elects new Trustees/Directors except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Trustees/Directors or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees/Directors of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees/Directors, and will contribute to the Board's deliberations. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee/Director of the Fund.

Each independent trustee/director has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Trustee's/Director's outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Funds

Except for Mr. Glavin, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "New York Board Funds"):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Global Fund	Oppenheimer Select Value Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid- Cap Growth Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2020 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2040 Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer Transition 2050 Fund
Oppenheimer Multi-State Municipal Trust	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Portfolio Series	Oppenheimer U.S. Government Trust
Oppenheimer Quest Balanced Fund	Rochester Fund Municipals
Oppenheimer Quest Opportunity Value Fund

Messrs. Gilston, Memani, Glavin, Keffer, Petersen, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg, Ives, Ruffle and Bullington, who are officers of the Fund, hold the same offices with one or more of the other New York Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of June 11, 2010, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Funds in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman	Since 2007
	Trustee	Since 2006
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2006
Phillip A. Griffiths	Trustee	Since 2006
Mary F. Miller	Trustee	Since 2006
Joel W. Motley	Trustee	Since 2006
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2006
Peter I. Wold	Trustee	Since 2006

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (67) Chairman of the Board, Trustee

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Board since April 2001, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
David K. Downes (70) Trustee

Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Mr. Downes has served on the Board since December 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Matthew P. Fink (69) Trustee

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Mr. Fink has served on the Board since January 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Phillip A. Griffiths (71) Trustee

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Mr. Griffiths has served on the Board since June 1999, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Mary F. Miller (67) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Board since August 2004, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.	58
Joel W. Motley (57) Trustee

Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Mr. Motley has served on the Board since October 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Mary Ann Tynan (64) Trustee

Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Ms. Tynan has served on the Board since October 2008, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Joseph M. Wikler (69) Trustee

Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Mr. Wikler has served on the Board since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Peter I. Wold (62) Trustee

Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Mr. Wold has served on the Board since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58

Mr. Glavin has served as a Trustee of the Fund since 2009.

Mr. Glavin has served as an Interested Trustee of the Fund since December 2009. Mr. Glavin is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin Jr. (51) Trustee, President and Principal Executive Officer

Chairman of the Manager (since 2010); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

93

The addresses of the officers in the charts below are as follows: for Messrs. Gilston, Memani, Glavin, Edwards, Keffer and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Each of the Officers has served the Funds in the following capacities from the following dates:
	Position(s)	Length of Service
Alan C. Gilston	Vice President and Portfolio Manager	Since 2009
Krishna Memani	Vice President and Portfolio Manager	Since 2010
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2009
Thomas W. Keffer	Vice President and Chief Business Officer	Since 2009
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2006
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2006
Brian Petersen	Assistant Treasurer	Since 2006
Stephanie Bullington	Assitant Treasurer	Since 2008
Robert G. Zack	Secretary	Since 2006
Kathleen T. Ives	Assistant Secretary	Since 2006
Lisa I. Bloomberg	Assistant Secretary	Since 2006
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Information About the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
Alan C. Gilston (52) Vice President and Portfolio Manager	Vice President and Portfolio Manager of the Manager (since September 1997); a member of the Manager's Risk Management Team during various periods.	11
Krishna Memani (49) Vice President and Portfolio Manager	Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009); Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).	20

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (54) Vice President and Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	93
Mark S. Vandehey (59) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	93
Brian W. Wixted (50) Treasurer and Principal Financial & Accounting Officer

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).

		93
Brian Petersen (39) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	93
Stephanie Bullington (33) Assistant Treasurer	Vice President of the Manager (since January 2010); Assistant Vice President of the Manager (October 2005-January 2010); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	93
Robert G. Zack (61) Secretary

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001).

		93
Kathleen T. Ives (44) Assistant Secretary

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).

		93
Lisa I. Bloomberg (42) Assistant Secretary	Senior Vice President (since February 2010) and Deputy General Counsel (since May 2008) of the Manager; Vice President (May 2004-January 2010) and Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	93
Taylor V. Edwards (42) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005).	93
Randy G. Legg (44) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	93
Adrienne M. Ruffle (32) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007) and Assistant Counsel (February 2005-April 2009) of the Manager; Associate (September 2002-February 2005) at Sidley Austin LLP.	93

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Supervised Funds.

As of December 31, 2009
	Dollar Range of Shares Beneficially Owned in the Funds	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
Independent Trustee
Brian F. Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustee
William F. Glavin, Jr.	None	Over $100,000

Remuneration of the Officers and Trustees. The officers of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2009.

Transition 2010 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$60	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$48	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$48	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$54[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$45[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$48[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$30	N/A	$77,238	$140,967

Mary Ann Tynan	$54[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$45[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$45[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds prior to August a, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $54 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $11 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $3 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board of the New York Board Funds effective December 31, 2009
11. Includes $23 deferred by Ms. Tynan under the Compensation Deferral Plan.
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $22 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $26 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2015 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$78	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$63	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$63	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$70[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$59[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$63[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$38	N/A	$77,238	$140,967

Mary Ann Tynan	$70[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$59[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$59[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $70 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $15 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $4 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board of the New York Board Funds effective December 31, 2009.
11. Includes $29 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $29 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $35 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2020 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$122	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$97	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$97	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$109[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$91[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$97[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$59	N/A	$77,238	$140,967

Mary Ann Tynan	$109[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$91[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$91[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $109 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $24 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $6 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board of the New York Board funds effective December 31, 2009.
11. Includes $45 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $46 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $54 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2025 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$33	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$26	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$26	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$29[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$24[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$26[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$14	N/A	$77,238	$140,967

Mary Ann Tynan	$29[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$24[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$24[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $29 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $7 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $2 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board of the New York Board Funds effective December 31, 2009.
11. Includes $11 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $12 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $15 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2030 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$147	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$118	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$118	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$131[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$110[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$118[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$70	N/A	$77,238	$140,967

Mary Ann Tynan	$131[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$110[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$110[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $131 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $29 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $7 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board of the New York Board Funds effective December 31, 2009.
11. Includes $54 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $55 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $66 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2040 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$32	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$25	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$25	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$28[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$24[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$25[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$14	N/A	$77,238	$140,967

Mary Ann Tynan	$28[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$24[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$24[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $28 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $7 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $2 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board of the New York Board Funds effective December 31, 2009.
11. Includes $11 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $12 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $15 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2050 Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 28, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$15	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$12	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$12	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$13[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$11[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$12[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$7	N/A	$77,238	$140,967

Mary Ann Tynan	$13[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$11[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$11[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $13 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $3 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $1 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board of the New York Board Funds effective December 31, 2009.
11. Includes $5 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $6 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $7 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement Plan for Trustees. The New York Board Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the New York Board Funds for at least seven years to be eligible for retirement plan benefits and to serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee that continued to serve on the Board of any of the New York Board Funds after the Freeze Date (each such Trustee a "Continuing Board Member") was able to elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least seven years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of June 11, 2010, the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
Transition 2010 Fund
First National Security Company	135 Section Line Road Hot Springs, AZ 71913-6431	7.82%	Class A
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	6.54%	Class A
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	10.44%	Class C
Midlands Cardiology Group PC	3015 Avenue A Kearney, NE 68847-3587	7.22%	Class C
Orchard Trust Co LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	6.25%	Class C
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	27.75%	Class N
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	18.73%	Class N
Singer Oil Company Inc.	P.O. Box 307 Hennessey, OK 73742-0307	7.33%	Class N
Taynik & Co	P.O. Box Boston, MA 02117-9130	86.50%	Class Y
LPL Financial	P.O. Box 509046 San Diego, CA 92150-9046	12.69%	Class Y
Transition 2015 Fund
Integracare & Affiliates	2559 SW Grapevine Parkway, Suite 300 Grapevine, TX 76051-1000	7.83%	Class B
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	5.91%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	5.13%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	24.81%	Class N
MLPF&S	4800 Deer Lake Drive Floor 3 Jacksonville, FL 32264-6484	15.30%	Class N
J & H Truck Service, Inc.	1212 Corporate Drive Irving, TX 75038-2517	7.61%	Class N
Taynik & Co	P.O. Box 9130 Boston, MA 02117-9130	91.23%	Class Y
Transition 2020 Fund
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	6.66%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	5.38%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	24.30%	Class N
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	13.59%	Class N
Nebraska State Education Association	605 South 14th Street Lincoln, NE 68508-2726	5.48%	Class N
Taynik & Co	P.O. Box 9130 Boston, MA 02117-9130	94.84%	Class Y
Transition 2025 Fund
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	27.15%	Class A
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	9.57%	Class A
North Rockland CSD FBO Denise Tarantino	92 Barr Lane Monroe, NY 10950-4939	11.78%	Class B
Dr. James Ribary FBP Stephanie Strong	246 Cippewa Trail Fox Island, WA 98333-9730	10.21%	Class B
Hadley Insurit Agency FBO Christopher M. Hadley	18 Tiffany Circle Barrington, RI 02806-2920	9.92%	Class B
Beach Door Service Inc. FBO Duane A. Wilcox	4216 Sorrento Drive Chesapeake, VA 23321-2061	7.11%	Class B
Carol A. Morrison	18 Woodlot Road Wayne, NJ 07470-2746	5.40%	Class B
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	17.31%	Class C
Trenton Mortgage Inc.	10850 Richmond Avenue Suite 34D Houston, TX 77042-4775	10.01%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	7.76%	Class C
MSI Securities Systems Inc.	104A Dorsa Avenue Livingston, NJ 07039-1003	6.30%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	35.20%	Class N
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	12.64%	Class N
Goodwill Industries Easter Seal	553 Fairview Avenue N Saint Paul, MN 55104-1708	9.08%	Class N
Kuhl Corporation 401(k) Plan	39 Kuhl Road Fleminton, NJ 08822-6801	7.66%	Class N
Taynik & Co	P.O. Box 9130 Boston, MA 02117-9130	99.7%	Class Y
Transition 2030 Fund
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	7.21%	Class A
MLPF	4800 Deer Lake Drive E Floor 3 Jacsonville, FL 32246-6484	16.85%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	7.66%	Class C
Orchard Trust Company, LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	21.30%	Class N
MLPF	Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	20.83%	Class N
Taynik & CO	P.O. Box 9130 Boston, MA 02117-9130	99.24%	Class Y
Transition 2040 Fund
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	11.75%	Class A
Integracare & Affiliates	2559 SW Grapevine Parkway, Suite 300 Grapevine, TX 76051-1000	17.79%	Class B
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	9.50%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	8.85%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80112-5002	23.11%	Class N
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	14.84%	Class N
Golden Gaming, Inc.	6595 South Jones Boulevard Las Vegas, NV 89118-3337	7.46%	Class N
Taynik & Co	P.O. Box 9130 Boston, MA 02117-9130	93.48%	Class Y
James P. Barker Test Trust FBO Elizabeth M. Barker	321 Smith Ridge Road New Canaan, CT 06840-3625	5.83%
Transition 2050 Fund
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	14.71%	Class A
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	6.51%	Class A
Aircom International	19111 Dallas Parkway, Suite 320 Dallas, TX 75287-6934	24.54%	Class B
Vanderhoof Roofing Company, Inc. FBO William C. Vanderhoof	114 Maple Road Syracuse, NY 13219-1544	7.90%	Class B
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	21.38%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	6.05%	Class C
MG Trust Company Cust. Tactel U.S. Inc. 401(k)	700 17th Street Suite 300 Denver, CO 80202-3531	5.02%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	21.03%	Class N
MLPF	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	10.64%	Class N
Golden Gaming, Inc.	6595 South Jones Boulevard Las Vegas, NV 89118-3337	7.46%	Class N
Taynik & Co	P.O. Box 9130 Boston, MA 02117-9130	98.99%	Class Y

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to each Fund under an investment advisory agreement between the Manager of each Fund. The Manager selects securities for the Funds' portfolios and handles their day-to-day business. The portfolio managers of the Funds are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Funds' portfolios. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the Funds' portfolios.

The agreement requires the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to Funds' operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Funds.

The Funds pays expenses not expressly assumed by the Manager under the advisory agreements. The advisory agreements lists examples of expenses paid by the Funds. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Funds as a whole. The fees are allocated to each class of shares based upon the relative proportion of a Fund's net assets represented by that class. The management fees paid by the Funds to the Manager during their last three fiscal years were:

Fiscal Year ended 02/28	Management Fees Paid to OppenheimerFunds, Inc.
2008	$0
2009	$0
2010	$0

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as an investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Portfolio Proxy Voting. The Fund is structured as a fund of funds and, as such, will invest assets in certain of the Underlying Funds.  Accordingly, the Fund, in its capacity as a shareholder in the Underlying Funds, may be requested to vote on a matter pertaining to those Underlying Funds.  With respect to any such matter, the Fund will vote its shares in the Underlying Funds in the same proportion as the vote of all other shareholders in that Underlying Fund.

The Fund and the Underlying Funds (each a "Fund" for purposes of portfolio proxy voting) have adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which a Fund votes proxies relating to securities held by the Fund ("portfolio proxies").  OppenheimerFunds, Inc. generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Fund.  Each Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between a Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

  The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
  The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
  The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
  The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
  The Fund generally supports proposals to allow shareholders the ability to call special meetings.
  The Fund generally supports proposals to allow or make easier shareholder action by written consent.
  The Fund generally votes against proposals to create a new class of stock with superior voting rights.
  The Fund generally votes against proposals to classify a board.
  The Fund generally supports proposals to eliminate cumulative voting.
  The Fund generally opposes re-pricing of stock options without shareholder approval.
  The Fund generally supports proposals to require majority voting for the election of directors.
  The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
  The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.
  The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.
  The Fund generally supports having shareholder votes on poison pills.
  The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
  In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated. The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Funds are required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

Pending Litigation. Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

Portfolio Managers. The Funds' portfolios are managed by Alan C Gilston and Krishna Memani (referred to as the "Portfolio Managers"), who are the persons responsible for the day-to-day management of the Funds' investments.

  Other Accounts Managed.  In addition to managing the Funds' investment portfolios, Messrs. Gilston and Memani also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of February 28, 2010:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Alan C. Gilston	5	$3,792	None	None	None	None
Krishna Memani	19	$23,505	None	None	None	None
1.	In millions.
2.	Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers may also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Funds' Portfolio Managers are employed and compensated by the Manager, not the Funds. Under the Manager's general compensation program for its Portfolio Managers and portfolio analysts, Fund performance is an important element of compensation with a portion of annual cash compensation based on relative investment performance results of the Funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the Portfolio Managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. The Portfolio Managers' compensation consists of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each Portfolio Manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, generally including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is typically based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Funds' portfolio assets, although investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds and accounts managed by the Portfolio Managers.

Ownership of Fund Shares. As of February 28, 2010, the Portfolio Managers' beneficially owned the following share amounts in each of the Funds:

Portfolio Manager	Ownership
Alan C. Gilston	$10,001-50,000 (Transition 2030 Fund)
Krishna Memani	None

Brokerage Policies of the Funds

Most of the portfolio transactions of the Funds will be the purchase or sale of securities of the Underlying Funds, which do not involve any commissions or other transaction fees. If a Fund invests in other securities, the Manager will follow the brokerage practices of the Underlying Funds described below.

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the investment advisory agreement of each Fund and Underlying Fund is to arrange the portfolio transactions for those funds. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Funds' and Underlying Funds' portfolio transactions. The Manager is authorized 'to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds and Underlying Funds to obtain, at reasonable expense, the "best execution" of the Funds' and Underlying Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of each Fund and Underlying Fund as established by its Board of Trustees.

Under the Underlying Funds' investment advisory agreements, in choosing brokers to execute portfolio transactions, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Underlying Funds and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for each Fund and Underlying Fund subject to the provisions of the Fund's and Underlying Fund's investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

Other accounts advised by the Manager have investment policies similar to those of a Fund or an Underlying Fund. Those other accounts may purchase or sell the same securities as a Fund or an Underlying Fund at the same time as a Fund or an Underlying Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted (and the Funds' and Underlying Funds' Boards of Trustees have approved) procedures that permit the Funds and Underlying Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds and Underlying Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect a Fund or an Underlying Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund's and Underlying Fund's shares when allocating those portfolio transactions, and (2) the Funds and Underlying Funds, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct a Fund's or an Underlying Funds' brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Funds' or Underlying Funds' shares or the shares of any of the other Oppenheimer funds.

The Funds' and Underlying Funds' investment advisory agreements permit the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to a Fund or an Underlying Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees of a Fund or an Underlying Fund may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees of a Fund or an Underlying Fund may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in a Fund's or an Underlying Fund's portfolio or are being considered for purchase. The Manager provides information to the Funds' and Underlying Funds' Boards about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the last three fiscal years, the Funds paid the total brokerage commissions indicated in the chart below. During those three fiscal years, the Funds did not execute any transactions through or pay any commissions to firms that provide research services.

Each Underlying Fund's SAI contains more information regarding the total brokerage commissions paid by the Underlying Fund.

Fiscal Year ended 02/28	Total Brokerage Commissions Paid by the Fund
2008	$0
2009	$0
2010	$0

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Transition 2010 Fund
Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2008	$53,201	$27,484
2009	$56,558	$17,289
2010	$77,539	$22,553

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor	Concessions on Class Y Shares Advanced by Distributor
2008	$177	$12,912	$8,159	$3,006	$0
2009	$1,828	$10,064	$4,568	$724	$0
2010	$1,000	$9,924	$10,542	$1,356	$0

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor	Class Y Contingent Deferred Sales Charges Retained by Distributor
2008	$0	$66	$408	$85	$0
2009	$13	$3,021	$374	$0	$0
2010	$0	$5,331	$1,276	$39	$0
Transition 2015 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2008	$130,945	$42,013
2009	$172,958	$52,162
2010	$251,408	$81,783

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor	Concessions on Class Y Shares Advanced by Distributor
2008	$740	$19,469	$6,186	$2,961	$0
2009	$2,406	$32,890	$10,156	$1,088	$0
2010	$1,487	$35,156	$18,734	$2,301	$0

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor	Class Y Contingent Deferred Sales Charges Retained by Distributor
2008	$0	$1,530	$1	$336	$0
2009	$0	$7,666	$178	$0	$0
2010	$10	$8,978	$1,438	$805	$0
Transition 2020 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2008	$191,457	$62,166
2009	$269,625	$101,568
2010	$333,002	$123,018

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor	Concessions on Class Y Shares Advanced by Distributor
2008	$6,028	$63,158	$10,194	$10,194	$0
2009	$2,472	$58,132	$22,724	$2,512	$0
2010	$1,613	$61,001	$26,221	$4,448	$0

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor	Class Y Contingent Deferred Sales Charges Retained by Distributor
2008	$124	$2,600	$435	$724	$0
2009	$44	$16,640	$642	$590	$0
2010	$41	$10,913	$1,751	$762	$0
Transition 2025 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2009	$24,614	$7,757
2010	$137,835	$52,590

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor	Concessions on Class Y Shares Advanced by Distributor
2009	$22	$3,742	$2,242	$46	$0
2010	$496	$26,707	$10,318	$1,902	$0

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor	Class Y Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$464	$55	$0	$0
2010	$0	$254	$1,104	$0	$0
Transition 2030 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2008	$254,098	$88,211
2009	$398,043	$143,348
2010	$426,693	$154,878

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor	Concessions on Class Y Shares Advanced by Distributor
2008	$4,462	$60,898	$11,214	$1,805	$0
2009	$1,414	$102,101	$27,648	$5,910	$0
2010	$1,106	$76,942	$25,809	$4,561	$0

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor	Class Y Contingent Deferred Sales Charges Retained by Distributor
2008	$72	$2,707	$172	$0	$0
2009	$806	$9,911	$1,924	$200	$0
2010	$48	$16,755	$3,624	$224	$0
Transition 2040 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2009	$29,428	$13,828
2010	$157,506	$66,522

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor	Concessions on Class Y Shares Advanced by Distributor
2009	$113	$6,297	$1,376	$189	$0
2010	$223	$25,340	$8,255	$1,916	$0

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor	Class Y Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$205	$55	$0	$0
2010	$0	$1,099	$1,844	$0	$0
Transition 2050 Fund

Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2009	$14,112	$4,781
2010	$45,958	$20,281

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor	Concessions on Class Y Shares Advanced by Distributor
2009	$36	$1,904	$354	$6	$0
2010	$172	$9,462	$1,356	$440	$0

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor	Class Y Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$168	$0	$0	$0
2010	$0	$1,134	$93	$0	$0

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees/Directors, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees/Directors are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees/Directors vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees/Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees/Directors must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees/Directors.

While each plan is in effect, the Independent Trustees/Directors of the Fund will select and nominate any other Independent Trustees/Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees/Directors.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees/Directors from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.25% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

For the fiscal year ended February 28, 2010 payments under the Class A service plan totaled $21,126 for Transition 2010 Fund, $39,521 for Transition 2015 Fund, $61,549 for Transition 2020 Fund, $16,042 for Transition 2025 Fund, $67,833 for Transition 2030 Fund, $13,869 for Transition 2040 Fund, and $6,544 for Transition 2050 Fund, of which $1, $15, $5, $5, $88, $0 and $21, respectively, was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $2,167, $2,685, $7,427, $2,362, $9,119, $2,707 and $588, respectively, paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B, Class C and Class N Distribution and Service Plans. Under the Class B, Class C and Class N Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B, Class C and Class N shares. The distribution fee allows investors to buy Class B, Class C and Class N shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B, Class C and Class N shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B and Class N shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B or Class N distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B, Class C and Class N shares are purchased are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B, Class C or Class N service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% and increase the annual Class N expenses by 0.50% of net assets.

Transition 2010 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$7,291[1]	$6,000	$15,504	1.62%
Class C Plan	$47,855[2]	$11,016	$57,372	0.92%
Class N Plan	$44,610[3]	$3,977	$102,661	0.97%

1.  Includes $21 paid to an affiliate of the distributor's parent company.
2.  Includes $804 paid to an affiliate of the distributor's parent company.
3.  Includes $199 paid to an affiliate of the distributor's parent company.

Transition 2015 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$22,973[1]	$19,664	$52,494	1.79%
Class C Plan	$58,483[2]	$18,968	$77,128	0.94%
Class N Plan	$37,302[3]	$3,382	$124,066	1.20%

1.  Includes $175 paid to an affiliate of the distributor's parent company.
2.  Includes $227 paid to an affiliate of the distributor's parent company.
3.  Includes $642 paid to an affiliate of the distributor's parent company.

Transition 2020 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$43,945[1]	$36,500	$125,742	2.19%
Class C Plan	$106,161[2]	$32,481	$138,564	0.96%
Class N Plan	$53,794[3]	$6,385	$136,556	0.96%

1.  Includes $508 paid to an affiliate of the distributor's parent company.
2.  Includes $2,348 paid to an affiliate of the distributor's parent company.
3.  Includes $729 paid to an affiliate of the distributor's parent company.

Transition 2025 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$8,147[1]	$7,038	$21,457	1.35%
Class C Plan	$40,815[2]	$9,548	$38,478	0.64%
Class N Plan	$29,607[3]	$1,688	$66,110	0.75%

1.  Includes $106 paid to an affiliate of the distributor's parent company.
2.  Includes $1,211 paid to an affiliate of the distributor's parent company.
3.  Includes $2 paid to an affiliate of the distributor's parent company.

Transition 2030 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$55,877[1]	$47,092	$178,155	2.55%
Class C Plan	$136,285[2]	$35,178	$149,224	0.84%
Class N Plan	$80,410[3]	$10,151	$164,046	0.74%

1.  Includes $876 paid to an affiliate of the distributor's parent company.
2.  Includes $6,933 paid to an affiliate of the distributor's parent company.
3.  Includes $444 paid to an affiliate of the distributor's parent company.

Transition 2040 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$7,789[1]	$6,854	$22,304	1.63%
Class C Plan	$43,766[2]	$6,848	$49,649	0.72%
Class N Plan	$28,965[3]	$1,671	$61,384	0.65%

1.  Includes $23 paid to an affiliate of the distributor's parent company.
2.  Includes $1,204 paid to an affiliate of the distributor's parent company.
3.  Includes $13 paid to an affiliate of the distributor's parent company.

Transition 2050 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$2,366[1]	$2,058	$8,066	1.32%
Class C Plan	$20,426[2]	$3,633	$20,158	0.55%
Class N Plan	$14,287[3]	$626	$28,097	0.55%

1.  Includes $2 paid to an affiliate of the distributor's parent company.
2.  Includes $626 paid to an affiliate of the distributor's parent company.
3.  Includes $19 paid to an affiliate of the distributor's parent company.

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following, and/or the Fund, or an investor buying or selling Fund shares may pay:

  an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the "About Your Account" section in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

  compensation for marketing support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2009, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (subject to a $5,000 annual minimum threshold) from the Manager or the Distributor for marketing or program support:

A.G. Edwards and Sons, Inc.	IFC Holdings Inc.	Prime Capital Services, Inc.
Advantage Capital Corporation	Independent Financial Group, LLC	Primevest Financial Services, Inc.
Aegon USA	ING Financial Advisers, LLC	Proequities, Inc.
Aetna Life Insurance & Annuity Company	ING Financial Partners	Protective Life and Annuity Insurance Company
AIG Advisor Group, Inc.	ING Life Insurance & Annuity Co.	Protective Life Insurance Company
AIG Life Variable Annuity Company	Invest Financial Corporation	Pruco Securities, LLC
Allianz Life Insurance Company	Investacorp, Inc.	Prudential Investment Management Services, Inc.
Allstate Life Insurance Company	Investment Centers of America	Raymond James & Associates, Inc.
American General Annuity Insurance Company	Janney Montgomery Scott LLC	Raymond James Financial Services, Inc.
American Portfolios Financial Services, Inc.	Jefferson Pilot Securities Corporation	RBC Capital Markets Corporation
Ameriprise Advisor Services, Inc.	JJB Hillard W.L. Lyons, Inc.	RBC Dain Rauscher
Ameriprise Financial Services, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Co.
Ameritas Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Annuity Investors Life Insurance Company	KMS Financial Services Inc.	Sagepoint Financial Advisors
AXA Advisors, LLC	Lasalle Street Securities LLC	Securities America, Inc.
AXA Equitable Life Insurance Company	Legend Equities Corporation	Securities Service Network
Banc of America Investment Services, Inc.	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Bank of New York Mellon	Lincoln Financial Advisors Corporation	Sigma Financial Corp.
Cadaret Grant & Co.	Lincoln Financial Securities Corporation	Signator Investments, Inc.
Cambridge Investment Research, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
CCO Investment Services Corporation	Lincoln National Life Insurance Company	Sorrento Pacific Financial LLC
Chase Investment Services Corporation	LPL Financial Corporation	State Farm VP Management Corp.
Citigroup Global Markets, Inc.	Massachusetts Mutual Life Insurance Company	State Street Global Markets, LLC
CitiStreet Advisors LLC	Massmutual Financial Group	Stifel, Nicolaus & Company, Inc.
Citizens Bank of Rhode Island	Merrill Lynch Pierce Fenner & Smith Inc.	Sun Life Assurance Company of Canada (U.S.)
C.M. Life Insurance Company	MetLife Investors Insurance Company	Sun Life Financial Distributors, Inc.
Columbus Life Insurance Company	MetLife Investors Insurance Company - Security First	Sun Life Insurance and Annuity Company (Bermuda) Ltd.
Commonwealth Financial Network	MetLife Securities, Inc.	Sun Life Insurance and Annuity Company of New York
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Sun Life Insurance Company
CUNA Mutual Insurance Society	MML Bay State Life Insurance Company	Sun Trust Securities, Inc.
CUSO Financial Services, LP	MML Investor Services, Inc.	Sunamerica Securities, Inc.
E*TRADE Clearing LLC	MONY Life Insurance Company of America	SunGard Institutional Brokerage Inc.
Edward D. Jones and Company, LP	Morgan Stanley & Co., Incorporated	SunTrust Bank
Essex National Securities, Inc.	Morgan Stanley Dean Witter	Suntrust Investment Services, Inc.
Federal Kemper Life Assurance Company	Morgan Stanley Smith Barney LLC	Thrivent Financial for Lutherans
Financial Network Investment Corporation	Multi-Financial Securities Corporation	Thrivent Investment Management, Inc.
Financial Services Corporation	Nathan and Lewis Securities, Inc.	Towers Square Securities, Inc.
First Clearing LLC	National Planning Corporation	Transamerica Life Insurance Co.
First Global Capital Corporation	National Planning Holdings, Inc.	UBS Financial Services, Inc.
FSC Securities Corporation	Nationwide Financial Services, Inc.	Union Central Life Insurance Company
GE Financial Assurance	New England Securities, Inc.	United Planners' Financial Services of America
GE Life and Annuity Company	New York Life Insurance and Annuity Company	Uvest Investment Services
Genworth Financial, Inc.	NFP Securities Inc.	Valic Financial Advisors, Inc.
Glenbrook Life and Annuity Company	North Ridge Securities Corp.	Vanderbilt Securities LLC
GPC Securities Inc.	Northwestern Mutual Investment Services, LLC	VSR Financial Services, Inc.
Great West Life Insurance Company	NRP Financial, Inc.	Wachovia Securities, LLC
Guardian Insurance & Annuity Company	Oppenheimer & Co. Inc.	Walnut Street Securities, Inc.
H. Beck, Inc.	Pacific Life Insurance Co.	Wells Fargo Advisors, LLC
H.D. Vest Investment Services, Inc.	Park Avenue Securities LLC	Wells Fargo Investments, LLC
Hartford Life & Annuity Insurance Company	Pershing LLC	Wescom Financial Services
Hartford Life Insurance Company	PFS Investments, Inc.	Woodbury Financial Services, Inc.
Hewitt Associates LLC	Phoenix Life Insurance Company
HSBC Securities Inc.	PlanMember Securities

For the year ended December 31, 2009, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

A.G. Edwards and Sons, Inc.	First Southwest Company	Pershing LLC
Acensus, Inc.	First Trust Corp.	Plan Administrators Inc.
ACS HR Solutions LLC	Geller Group Ltd.	PlanMember Securities
ADP Broker-Dealer, Inc.	Genworth Financial, Inc.	Primevest Financial Services, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	Principal Life Insurance
Alliance Benefit Group	H&R Block Financial Advisors, Inc.	Prudential Investment Management Services, Inc.
American Diversified Distribution, LLC	H.D. Vest Investment Services, Inc.	PSMI Group
American Funds	Hartford Life Insurance Company	Raymond James & Associates, Inc.
American United Life Insurance Co.	Hewitt Associates LLC	Reliance Trust Co.
Ameriprise Financial Services, Inc.	ICMA-RC Services LLC	Robert W. Baird & Co.
Ameritrade, Inc.	Ingham Group	RSM McGladrey, Inc.
AST Trust Company	Interactive Retirement Systems	Schwab Retirement Plan Services Company
AXA Equitable Life Insurance Company	Intuition Systems, Inc.	Scott & Stringfellow, Inc.
Benefit Administration Co.	Invest Financial Corporation	Scottrade, Inc.
Benefit Consultants Group	Janney Montgomery Scott LLC	SII Investments, Inc.
Benefit Plans Administrative Services, Inc.	JJB Hillard W. L. Lyons, Inc.	Southwest Securities, Inc.
Benetech, Inc.	John Hancock Life Insurance Company	Standard Insurance Co.
Boston Financial Data Services, Inc.	JP Morgan Securities, Inc.	Standard Retirement Services, Inc.
Charles Schwab & Co., Inc.	July Business Services	Stanley, Hunt, Dupree & Rhine
Citigroup Global Markets Inc.	Lincoln Benefit National Life	Stanton Group, Inc.
CitiStreet Advisors LLC	Lincoln Investment Planning Inc.	Sterne Agee & Leach, Inc.
City National Investments Trust	LPL Financial Corporation	Stifel Nicolaus & Company, Inc.
Clark Consulting	Marshall & Ilsley Trust Company, Inc.	Sun Trust Securities, Inc.
Columbia Management Distributors, Inc.	Massachusetts Mutual Life Insurance Company	Symetra Investment Services, Inc.
CPI Qualified Plan Consultants	Matrix Settlement & Clearance Services	T. Rowe Price
DA Davidson & Co.	Mercer HR Services	The Princeton Retirement Group
Daily Access. Com, Inc.	Merrill Lynch Pierce Fenner & Smith Inc.	The Retirement Plan Company, LLC
Davenport & Company, LLC	Mesirow Financial, Inc.	Transamerica Retirement Services
David Lerner Associates, Inc.	Mid Atlantic Capital Co.	TruSource
Digital Retirement Solutions	Milliman, Inc.	UBS Financial Services, Inc.
Diversified Advisors Investments Inc.	Morgan Stanley & Co., Incorporated	Unified Fund Services, Inc.
DR, Inc.	Morgan Stanley Dean Witter	Union Bank & Trust Company
Dyatech, LLC	Mutual of Omaha Insurance Company	US Clearing Co.
E*TRADE Clearing LLC	National City Bank	USAA Investment Management Co.
Edward D. Jones and Company, LP	National Deferred Compensation	USI Consulting Group
ExpertPlan.com	National Financial Services LLC	Valic Financial Advisors, Inc.
Ferris Baker Watts, Inc.	National Planning Holdings, Inc.	Vanguard Group
Fidelity Brokerage Services, LLC	New York Life Insurance and Annuity Company	Wachovia Securities, LLC
Fidelity Investments Institutional Operations Co.	Newport Retirement Services	Wedbush Morgan Securities
Financial Administrative Services Corporation	Northwest Plan Services Inc.	Wells Fargo Bank NA
First Clearing LLC	Oppenheimer & Co. Inc.	Wells Fargo Investments, LLC
First Global Capital Corporation	Peoples Securities, Inc.	Wilmington Trust Company

Performance of the Funds

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 5.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.
  For Class N shares, the 1.0% CDSC is deducted for returns for the one-year and life of class periods, as applicable.
  There is no sales charge on Class Y shares.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas)

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

Transition 2010 Fund

The Fund's Total Returns for the Periods Ended 02/28/10
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(27.22%)	(22.78%)	33.45%	41.59%	(9.44%)	(7.75%)
Class B*	(27.03%)	(24.85%)	35.54%	40.54%	(9.37%)	(8.53%)
Class C*	(24.78%)	(24.78%)	39.56%	40.56%	(8.51%)	(8.51%)
Class N*	(23.41%)	(23.41%)	40.33%	41.33%	(7.99%)	(7.99%)
Class Y*	(22.28%)	(22.28%)	42.14%	42.14%	(7.57%)	(7.57%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/10*
	1-Year	Life of Class
After Taxes on Distributions	33.28%	(9.82%)
After Taxes on Distributions and Redemption of Fund Shares	21.97%	(8.03%)

*Inception of Class A, Class B, Class C, Class N and Class Y shares: 12/15/06

Transition 2015 Fund

The Fund's Total Returns for the Periods Ended 02/28/10
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(26.99%)	(22.54%)	36.42%	44.74%	(9.35%)	(7.66%)
Class B*	(26.69%)	(24.50%)	38.44%	43.44%	(9.24%)	(8.40%)
Class C*	(24.49%)	(24.49%)	42.53%	43.53%	(8.40%)	(8.40%)
Class N*	(23.14%)	(23.14%)	43.46%	44.46%	(7.89%)	(7.89%)
Class Y*	(21.66%)	(21.66%)	45.55%	45.55%	(7.34%)	(7.34%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/10*
	1-Year	Life of Class
After Taxes on Distributions	36.14%	(9.70%)
After Taxes on Distributions and Redemption of Fund Shares	23.67%	(7.96%)

*Inception of Class A, Class B, Class C, Class N and Class Y shares: 12/15/06

Transition 2020 Fund

The Fund's Total Returns for the Periods Ended 02/28/10
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(24.93%)	(20.35%)	41.12%	49.73%	(8.57%)	(6.86%)
Class B*	(24.78%)	(22.52%)	43.33%	48.33%	(8.51%)	(7.66%)
Class C*	(22.40%)	(22.40%)	47.33%	48.33%	(7.61%)	(7.61%)
Class N*	(20.96%)	(20.96%)	48.01%	49.01%	(7.08%)	(7.08%)
Class Y*	(19.45%)	(19.45%)	50.13%	50.13%	(6.53%)	(6.53%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/10*
	1-Year	Life of Class
After Taxes on Distributions	41.06%	(8.90%)
After Taxes on Distributions and Redemption of Fund Shares	26.80%	(7.31%)

*Inception of Class A, Class B, Class C, Class N and Class Y shares: 12/15/06

Transition 2025 Fund

The Fund's Total Returns for the Periods Ended 02/28/10
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(22.24%)	(17.50%)	43.30%	52.05%	(11.91%)	(9.24%)
Class B*	(21.98%)	(18.76%)	46.04%	51.04%	(11.76%)	(9.95%)
Class C*	(18.70%)	(18.70%)	50.03%	51.03%	(9.91%)	(9.91%)
Class N*	(17.95%)	(17.95%)	50.69%	51.69%	(9.49%)	(9.49%)
Class Y*	(16.85%)	(16.85%)	52.92%	52.92%	(8.88%)	(8.88%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/10*
	1-Year	Life of Class
After Taxes on Distributions	43.22%	(12.13%)
After Taxes on Distributions and Redemption of Fund Shares	28.25%	(10.15%)

*Inception of Class A, Class B, Class C, Class N and Class Y shares: 03/04/08

Transition 2030 Fund

The Fund's Total Returns for the Periods Ended 02/28/10
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(22.99%)	(18.29%)	44.47%	53.29%	(7.83%)	(6.11%)
Class B*	(22.60%)	(20.29%)	47.29%	52.29%	(7.69%)	(6.84%)
Class C*	(20.27%)	(20.27%)	51.09%	52.09%	(6.83%)	(6.83%)
Class N*	(18.80%)	(18.80%)	52.06%	53.06%	(6.30%)	(6.30%)
Class Y*	(17.01%)	(17.01%)	54.14%	54.14%	(5.66%)	(5.66%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/10*
	1-Year	Life of Class
After Taxes on Distributions	44.27%	(8.18%)
After Taxes on Distributions and Redemption of Fund Shares	29.18%	(6.70%)

*Inception of Class A, Class B, Class C, Class N and Class Y shares: 12/15/06

Transition 2040 Fund

The Fund's Total Returns for the Periods Ended 02/28/10
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A1	(20.11%)	(15.24%)	47.77%	56.78%	(10.70%)	(8.00%)
Class B2	(19.81%)	(16.52%)	50.49%	55.49%	(10.54%)	(8.70%)
Class C3	(16.48%)	(16.48%)	54.49%	55.49%	(8.68%)	(8.68%)
Class N4	(15.68%)	(15.68%)	55.22%	56.22%	(8.24%)	(8.24%)
Class Y5	(14.61%)	(14.61%)	57.72%	57.72%	(7.66%)	(7.66%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/10*
	1-Year	Life of Class
After Taxes on Distributions	47.65%	(10.93%)
After Taxes on Distributions and Redemption of Fund Shares	31.20%	(9.14%)

*Inception of Class A, Class B, Class C, Class N and Class Y shares: 03/04/08

Transition 2050 Fund

The Fund's Total Returns for the Periods Ended 02/28/10
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(19.83%)	(14.94%)	50.28%	59.45%	(10.55%)	(7.83%)
Class B*	(19.55%)	(16.25%)	53.34%	58.34%	(10.39%)	(8.55%)
Class C*	(16.18%)	(16.18%)	57.22%	58.22%	(8.51%)	(8.51%)
Class N*	(15.32%)	(15.32%)	57.95%	58.95%	(8.04%)	(8.04%)
Class Y*	(14.34%)	(14.34%)	60.13%	60.13%	(7.51%)	(7.51%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/10*
	1-Year	Life of Class
After Taxes on Distributions	50.15%	(10.80%)
After Taxes on Distributions and Redemption of Fund Shares	32.85%	(9.03%)

*Inception of Class A, Class B, Class C, Class N and Class Y for each Fund: 03/04/08

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager learns of the event and determines that the event is likely to cause a material change in the value of the security. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the Manager's "Valuation Committee". Fair value determinations by the Manager are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

Securities Valuation. The Board of each Fund and of each Underlying Fund has established procedures for the valuation of the respective fund's securities. In general those procedures are as follows:

  Equity securities traded on a U.S. securities exchange are valued as follows:
  if "last sale" information is regularly reported on the principal exchange on which a security is traded, it is valued at the last reported sale price on that day, or if "last sale" information is not available on a valuation date, the security is valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date, or if "last sale" information is not available on a valuation date, and the last reported sale price for the security preceding the valuation date is not within the spread of the closing "bid" and "asked" prices on the valuation date, the security is valued at the closing "bid" price on the valuation date.
  Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
  at the last sale price available to the pricing service approved by the Board, or at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded, or on the basis of reasonable inquiry, from two market makers in the security.
  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, the Manager may use pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Foreign currency, including forward contracts, is valued and securities that are denominated in foreign currency are converted to U.S. dollars, using the closing prices in the New York foreign exchange market or that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager. If there were no sales on the valuation date, those investments are valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If the last sale price on the preceding trading day is not within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date, the value shall be the closing "bid" price. If the put, call or future is not traded on an exchange, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases the "bid" price may be used if no "asked" price is available.

When an option is sold, an amount equal to the premium received is included in the applicable Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the gain on investments, if a call or put sold is exercised, the proceeds are increased by the premium received. If a call or put sold expires, there is a resulting gain in the amount of the premium. If a fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a fund exercises a put it holds, the amount it receives on its sale of the underlying investment is reduced by the amount of the premium that was paid.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Money Market Funds:
Oppenheimer AMT-Free New York Municipals	Oppenheimer Cash Reserves
Oppenheimer Balanced Fund	Oppenheimer Institutional Money Market Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Core Bond Fund
Oppenheimer California Municipal Fund	Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series:
Oppenheimer Champion Income Fund	Active Allocation Fund
Oppenheimer Commodity Strategy Total Return Fund	Equity Investor Fund
Oppenheimer Currency Opportunities Fund	Conservative Investor Fund
Oppenheimer Developing Markets Fund	Moderate Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Emerging Markets Debt Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Global Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Quest International Value Fund
Oppenheimer Global Value Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Real Estate Fund
Oppenheimer International Bond Fund	Oppenheimer Rising Dividends Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester National Municipals
Oppenheimer Main Street Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Select Value Fund
Oppenheimer LifeCycle Funds:	Oppenheimer Senior Floating Rate Fund
Oppenheimer Transition 2010 Fund	Oppenheimer Small- & Mid- Cap Growth Fund
Oppenheimer Transition 2015 Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Transition 2020 Fund	Oppenheimer Strategic Income Fund
Oppenheimer Transition 2025 Fund	Oppenheimer U.S. Government Trust
Oppenheimer Transition 2030 Fund	Oppenheimer Value Fund
Oppenheimer Transition 2040 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2050 Fund	Rochester Fund Municipals
Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

 2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "The OppenheimerFunds Exchange Privilege"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Class A Shares Purchased with Proceeds from Certain Retirement Plans. Class A shares of the Fund may be purchased at net asset value with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. No sales concessions will be paid to the broker-dealer of record on sales of such Class A shares, whether or not they are subject to a CDSC as described in the Prospectus. Additionally, no concession will be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by a retirement plan for more than 18 months.

Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS' interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

Availability of Class N Shares. In addition to the types of retirement plans which may purchase Class N shares that are described in the Prospectus, Class N shares also are offered to the following:

  to all rollover IRAs (including SEP IRAs and SIMPLE IRAs), to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
  to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, to all trustee-to-trustee IRA transfers,
  to all 90-24 type 403(b) transfers,
  to Group Retirement Plans (as defined in Appendix A to this SAI) which have entered into a special agreement with the Distributor for that purpose, to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor, to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more, to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets, to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

  purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and

No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix A to this SAI. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payments for shares tendered for redemption are ordinarily made in cash. However, under certain circumstances, the Board of Trustees of each Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment of a redemption order wholly or partly in cash. In that case, the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Funds, in lieu of cash.
     If shares are redeemed in kind, the redeeming shareholder would generally receive shares of one or more of the Underlying Funds. Those shares would be subject to the applicable Underlying Fund's normal fees, sales charges, and redemption and exchange policies. If a redemption in kind were made in other types of securities, the shareholder might incur brokerage or other costs in selling the securities for cash. The Funds will value securities used to pay redemptions in kind using the same method the Funds and the Underlying Funds use to value their portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Distributions From Retirement Plans. Participants in OppenheimerFunds-sponsored pension or profit-sharing plans (other than self-employed plan sponsors), whose shares of the Fund are held in the name of the plan or its fiduciary, may not request redemption of their accounts directly. The plan administrator or fiduciary must submit the request.

Requests for distributions from OppenheimerFunds-sponsored IRA's, SEP-IRA's, SIMPLE IRA's, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed on the back cover of this SAI. The request must:

  state the reason for the distribution;
  if the distribution is premature, state the owner's awareness of tax penalties; and
  conform to the requirements of the plan and the Fund's other redemption requirements.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility for determining whether a distribution satisfies the conditions of applicable tax laws and they will not be responsible for any tax penalties assessed in connection with a distribution.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi-annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify Minimum Balance Fee in its discretion.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $500. The Board may change the amount of the aggregate net asset value to which an involuntary redemption may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the $500 minimum solely as a result of market fluctuations. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C, Class N or Class Y shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds or from a unit investment trust) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 24 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  An Early Withdrawal Charge is imposed on Class A shares of Oppenheimer Senior Floating Rate Fund acquired by the exchange of Class A shares that are subject to a CDSC, if the acquired shares are repurchased before the expiration of the holding period that was applicable to the exchanged shares.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:

(1)With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

(2)With respect to Class B shares of Oppenheimer Cash Reserves acquired by the exchange of Class B shares of Oppenheimer Capital Preservation Fund, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.
  A 1% Class N CDSC will be imposed on Class N shares held in retirement plans (not including IRAs and 403(b) plans) if the retirement plan is terminated or if Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, if the shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund.
  A 1% Class N CDSC will be imposed on Class N shares held in IRA's or 403(b) plans if they are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund.

When Class B, Class C or Class N shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "The OppenheimerFunds Exchange Privilege" in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. The Fund does not have a fixed rate for dividends or other distributions ("distributions") and cannot assure the payment of any distributions. The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses. The Fund intends to distribute substantially all of its net investment income and net realized capital gains at least annually, and may sometimes pay a special distribution near the end of the calendar year in order to comply with federal tax requirements.

Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B, Class C and Class N shares are expected to be lower than distributions on Class A shares and Class Y shares because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Whether they are reinvested in Fund shares or received in cash, distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Some of the Underlying Funds have no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Generally, the character of the income or capital gains that the Funds receive from the Underlying Funds will pass through to the Funds' shareholders as long as the Funds and Underlying Funds continue to qualify as regulated investment companies. However, short-term capital gains received from the Underlying Funds will be taxed as ordinary income to the Funds and therefore may not be offset against long-term capital losses of the Funds and foreign tax credits or deductions passed through by the Underlying Funds may not "pass through" to the Funds' shareholders. Additionally, the redemption of Underlying Fund shares by the Funds may be more frequently characterized as a dividend as opposed to a sale or exchange of shares under tax rules applicable to redemptions, thereby resulting in ordinary income without basis offset for the redeeming Fund rather than capital gain. This will have the effect of increasing the amount of ordinary income the Funds must distribute to shareholders.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund may deduct the amount of investment company taxable income and net capital gains that it distributes to its shareholders, thereby eliminating Fund-level corporate income tax that would otherwise be imposed on such income. Qualification as a RIC also allows the Fund, under certain conditions, to characterize the distributions made to its shareholders as composed of specific types of tax-favored income such as corporate dividends, capital gains and tax-exempt interest.

Even though the Fund expects to continue to qualify as a RIC, to the extent that it distributes less than all of its income, the Fund may still be subject to a corporate income tax and an excise tax. In addition, any investment income received from a foreign source may be subject to foreign withholding taxes, although the rate of any such withholding tax may be reduced under an income tax treaty if the Fund qualifies for the benefits of the treaty. If possible, the Fund will operate so as to qualify for such reduced rates, Any foreign withholding taxes will reduce the Fund's income and capital gain. The Fund may also be subject to corporate income tax and a penalty on distributions or gains from "passive foreign investment companies" (described below) even if those amounts are distributed to the Fund's shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of securities of other issuers ("Other Issuers"), U.S. Government securities, securities of other RIC's and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Failure to Qualify. If the Fund failed to qualify as a RIC, it would then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had "earnings and profits" (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions would qualify for the maximum 15% tax rate on dividend income (for taxable years beginning before 2011) and, in the case of corporations, they would qualify for the dividends-received deduction.

Portfolio Investments Subject to Special Tax Rules. The Fund may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, change the character of, or accelerate, the Fund's income, defer or disallow the Fund's deductions and losses, and compel the Fund to report as taxable income mere increases in the value of its assets. For example, the Fund may invest in foreign currencies or securities denominated in foreign currencies. Under certain circumstances losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Fund's distributions. Or part of an "interest" payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.

Certain positions in the Fund's portfolio may have to be "marked-to-market," (that is, treated as if they were sold and repurchased on the last day of the Fund's taxable year). Such "deemed sales" under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules while remaining qualified for treatment as a RIC.

Passive Foreign Investment Companies. If the Fund invests in a "passive foreign investment company" ("PFIC"), then the Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from a PFIC distribution or the sale of PFIC shares is allocated to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year's income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Fund's actual income or tax rate for that prior year). For each prior taxable year, the Fund must pay both the amount of tax so computed and a penalty that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and penalties would reduce the investment return of the Fund.

If a PFIC is willing to provide the Fund with certain necessary reporting information annually (which the Internal Revenue Code does not compel), the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF") and, in lieu of the tax consequences described above, the Fund would be required to include in each year's income a portion of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Fund. Those amounts would be treated as taxable income for purposes of the 90% dividends distributions test and the excise tax mentioned above.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In that case, the Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service (the "IRS"). By making the election, the Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and the proceeds from dispositions of the PFIC's stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test and for excise tax purposes (discussed below).

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of each shareholder's basis in his or her shares, and any remaining amounts will be treated as gain from the sale of those shares, as discussed below. Shareholders will be notified if at the end of the fiscal year, any part of an earlier distribution is re-characterized as a non-taxable return of capital.

Special Characteristics of Certain Distributions. Different types of Fund earnings may have different federal income tax characteristics, including different types of capital gains and different types of ordinary income. For example, the Fund's ordinary income may be composed of dividends eligible for the dividends-received deduction or that qualify for the special maximum tax rate on "qualified dividend income" as described below. The Fund may also generate foreign tax credits. The Fund will allocate the tax characteristics of its earnings among its distributions as prescribed by the IRS. The percentage of each distribution that corresponds to a particular type of income will be based on how much of that income the Fund earns for the entire taxable year rather than how much of that income the Fund has earned at time of the distribution. Those percentages normally will be determined after the close of the Fund's taxable year. The Fund will provide a statement to shareholders shortly after the end of each year indicating the amount and character of distributions made during the preceding calendar year.

Distributions Derived from Dividends. For the Fund's corporate shareholders to claim the dividends-received deduction against the Fund's distributions, both the Fund and its corporate shareholders must satisfy special provisions of the Internal Revenue Code. If a dividend the Fund receives on a stock held in its portfolio otherwise qualifies for the dividends-received deduction, the Fund still (1) must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date, (2) cannot enter into certain positions that reduce the risk of holding the stock and (3) cannot debt finance the stock. Similarly, distributions of otherwise qualifying dividends will not be eligible for the dividends-received deduction in the hands of a corporate shareholder of the Fund unless the corporate shareholder (1) holds the Fund's shares for at least 46 days during a specified period that includes the portfolio stock's ex-dividend date and (2) does not debt finance its investment in the Fund's shares. To the extent the Fund's distributions are derived from items such as option premiums, interest income, gains from the sale of securities, or dividends from foreign corporations, those distributions will not qualify for the dividends-received deduction.

Special rules also apply to regular dividends paid to a non-corporate shareholder during the shareholder's taxable years beginning before 2011. Provided that the shareholder receiving the dividend satisfies certain holding period and other requirements, those dividends may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals (currently a maximum rate of 15%). Dividends subject to these special rules are not actually treated as capital gains, however. They are not included in the computation of the shareholder's net capital gain and generally cannot be offset by capital losses. For a taxable year of the Fund, (i) if 95% or more of the Fund's gross income is attributable to qualified dividend income (defined below), then the special maximum rate will apply to 100% of the regular dividends paid to the shareholder during such year and (ii) if less than 95% of the Fund's gross income is attributable to qualified dividend income, then the special maximum rate will only apply to the portion of the regular dividends designated by the Fund as qualified dividend income. Gross income, for these purposes, does not include gains attributable to the sale or other disposition of stocks and securities, except to the extent the net short-term capital gain from such sales and dispositions exceeds the net long-term capital loss from such sales and dispositions.

"Qualified dividend income" generally means dividends received by the Fund with respect to the stock of a U.S. corporation or qualified foreign corporation. It also includes dividends received with respect to the stock of a foreign corporation provided the stock is readily tradable on an established U.S. securities market. In each case, however, the Fund must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date and cannot enter into certain positions that reduce the risk of holding the stock. Qualified dividend income does not include "payments in lieu of dividends" received in securities lending transactions or dividends received from a real estate investment trust ("REIT") or another RIC, except to the extent such dividends were paid from qualified dividend income received and designated by such REIT or RIC. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be treated as qualified dividend income.

Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly designated will be taxable to the Fund's shareholders as long-term capital gains, and in the case of non-corporate shareholders, will qualify for the maximum tax rate of 15% for taxable years beginning before 2011. The amount of distributions designated as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. Each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

Foreign Source Income. Investment income that the Fund may receive from sources within foreign countries may be subject to foreign taxes withheld at the source. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations the Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. federal income tax purposes, as long as the Fund continues to qualify as a RIC. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit the amount against the shareholder's U.S. federal income tax due, or deduct the amount from his or her U.S. taxable income. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.

Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year can not exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder's taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign taxes for the taxable year do not exceed $300 ($600 for a joint return).

As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder's proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may designate some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Legislation to extend this exemption to tax years beginning on or after January 1, 2010 has not been enacted. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A: Special Sales Charge Arrangements and Waivers

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or N shares may be waived.1 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  employee benefit plans,2
  Group Retirement Plans,3
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals shares purchased prior to 10/22/07) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."4 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more.
  Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons  and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.5
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.6
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.
  Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions7 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.5
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.8
  On account of the participant's separation from service.9
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B, Class C and Class N shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Former Shareholders of Quest for Value Funds

For shareholders of the Quest for Value Funds who acquired shares prior to November 24, 1995 and still hold those shares (or shares of an Oppenheimer fund into which any Quest for Value Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

V. Special Sales Charge Arrangements for Former Shareholders of Connecticut Mutual Investment Accounts, Inc.

For shareholders of the Connecticut Mutual Investment Accounts who acquired shares prior to March 1, 1996 and still hold those shares (or shares of an Oppenheimer fund into which any Connecticut Mutual Investment Account was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

VI. Special Sales Charge Arrangements for Former Shareholders of Advance America Funds, Inc.

For shareholders of the Advanced America Funds who acquired shares prior to October 18, 1991 and still hold those shares (or shares of an Oppenheimer fund into which any Advanced American Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

Footnotes to Appendix A:

1.

In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to CDSCs mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

2.

An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

3.

The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

4.

However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

5.	This provision does not apply to IRAs.
6.	This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
7.	The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
8.	This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
9.	This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Appendix B: Ratings Definitions

Ratings Definitions

Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS – TAXABLE DEBT)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", and "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment-Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment-grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Appendix C: Qualifying Hybrid Instruments

Section 2(f) of the Commodities Exchange Act (the "Act") ("Exclusion for qualifying hybrid instruments")

(1) In general.

     Nothing in this chapter (other than section 16(e)(2)(B) of this title) governs or is applicable to a hybrid instrument that is predominantly a security.

(2)Predominance.

     A hybrid instrument shall be considered to be predominantly a security if -

     (A) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument;

     (B) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (A), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity;

     (C) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and

     (D) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to this chapter.

(3)Mark-to-market margining requirements.

     For the purposes of paragraph (2)(C), mark-to-market margining requirements do not include the obligation of an issuer of a secured debt instrument to increase the amount of collateral held in pledge for the benefit of the purchaser of the secured debt instrument to secure the repayment obligations of the issuer under the secured debt instrument.

CFTC Rule 34.3 Hybrid Instrument Exemption

     (a) A hybrid instrument is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice or rendering other services with respect to such exempt hybrid instrument is exempt for such activity from all provisions of the Act (except in each case Section 2(a)(1)(B)), provided the following terms and conditions are met:

          (1)The instrument is:

               (i) An equity or debt security within the meaning of Section 2(l) of the Securities Act of 1933; or

               (ii) A demand deposit, time deposit or transaction account within the meaning of 12 CFR 204.2(b)(1), (c)(1) and (e), respectively, offered by an insured depository institution as defined in Section 3 of the Federal Deposit Insurance Act; an insured credit union as defined in Section 101 of the Federal Credit Union Act; or a Federal or State branch or agency of a foreign bank as defined in Section 1 of the International Banking Act;

          (2)The sum of the commodity-dependent values of the commodity-dependent components is less than the commodity-independent value of the commodity-independent component;

          (3)Provided that:

              (i) An issuer must receive full payment of the hybrid instrument's purchase price, and a purchaser or holder of a hybrid instrument may not be required to make additional out-of-pocket payments to the issuer during the life of the instrument or at maturity; and

               (ii) The instrument is not marketed as a futures contract or a commodity option, or, except to the extent necessary to describe the functioning of the instrument or to comply with applicable disclosure requirements, as having the characteristics of a futures contract or a commodity option; and

               (iii) The instrument does not provide for settlement in the form of a delivery instrument that is specified as such in the rules of a designated contract market;

         (4)The instrument is initially issued or sold subject to applicable federal or state securities or banking laws to persons permitted thereunder to purchase or enter into the hybrid instrument.

Appendix D: Qualifying Swap Transactions

Section 2(g) of the Commodities Exchange Act (the "Act") ("Excluded swap transactions")

     No provision of this chapter (other than section 7a (to the extent provided in section 7a(g) of this title), 7a-1, 7a-3, or 16(e)(2) of this title) shall apply to or govern any agreement, contract, or transaction in a commodity other than an agricultural commodity if the agreement, contract, or transaction is -

          (1) entered into only between persons that are eligible contract participants at the time they enter into the agreement, contract, or transaction;

          (2) subject to individual negotiation by the parties; and

          (3) not executed or traded on a trading facility.

CFTC Rule 35.2 Exemption

     A swap agreement is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice, or rendering other services with respect to such agreement, is exempt for such activity from all provisions of the Act (except in each case the provisions of Sections 2(a)(1)(B), 4b, and 4o of the Act and Section 32.9 of this chapter as adopted under Section 4c(b) of the Act, and the provisions of Sections 6(c) and 9(a)(2) of the Act to the extent these provisions prohibit manipulation of the market price of any commodity in interstate commerce or for future delivery on or subject to the rules of any contract market), provided the following terms and conditions are met:

          (a) the swap agreement is entered into solely between eligible swap participants at the time such persons enter into the swap agreement;

          (b) the swap agreement is not part of a fungible class of agreements that are standardized as to their material economic terms;

          (c) the creditworthiness of any party having an actual or potential obligation under the swap agreement would be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost, or credit enhancement terms of the swap agreement; and

          (d) the swap agreement is not entered into and traded on or through a multilateral transaction execution facility;

          Provided, however, that paragraphs (b) and (d) of Rule 35.2 shall not be deemed to preclude arrangements or facilities between parties to swap agreements, that provide for netting of payment obligations resulting from such swap agreements nor shall these subsections be deemed to preclude arrangements or facilities among parties to swap agreements, that provide for netting of payments resulting from such swap agreements; provided further, that any person may apply to the Commission for exemption from any of the provisions of the Act (except 2(a)(1)(B)) for other arrangements or facilities, on such terms and conditions as the Commission deems appropriate, including but not limited thereto, the applicability of other regulatory regimes.

Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2010 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2010 Fund, including the statement of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2010 Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
April 16, 2010
OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF INVESTMENTS February 28, 2010

	Shares	Value

Investment Companies—100.4%[1]
Fixed Income Funds—39.3%
Oppenheimer Core Bond Fund, Cl. Y	964,339	$5,988,544
Oppenheimer International Bond Fund, Cl. Y	138,305	881,005
Oppenheimer Limited-Term Government Fund, Cl. Y	534,363	4,953,549

		11,823,098
Global Equity Fund—13.9%
Oppenheimer Global Fund, Cl. Y	79,853	4,178,695
Money Market Fund—0.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2]	162,783	162,783
Specialty Fund—5.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y3	459,839	1,531,265
U.S. Equity Funds—41.6%
Oppenheimer Capital Appreciation Fund, Cl. Y3	37,202	1,504,094
Oppenheimer Discovery Fund, Cl. Y3	33,430	1,531,773
Oppenheimer Main Street Fund, Cl. Y	108,320	3,012,388
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y3	66,231	1,802,819
Oppenheimer Value Fund, Cl. Y	242,302	4,678,861

		12,529,935

Total Investments, at Value (Cost $28,294,692)	100.4%	30,225,776
Liabilities in Excess of Other Assets	(0.4)	(117,030)

Net Assets	100.0%	$30,108,746

OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares					Shares
	February 28,	Gross		Gross		February 28,
	2009	Additions		Reductions		2010

Oppenheimer Capital Appreciation Fund, Cl. Y	47,132	22,440		32,370		37,202
Oppenheimer Champion Income Fund, Cl. Y	136,281	73,147		209,428		—
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	210,348	348,154		98,663		459,839
Oppenheimer Core Bond Fund, Cl. Y	654,577	525,119		215,357		964,339
Oppenheimer Discovery Fund, Cl. Y	—	38,152	[a]	4,722		33,430
Oppenheimer Global Fund, Cl. Y	66,704	41,999		28,850		79,853
Oppenheimer Institutional Money Market Fund, Cl. E	59,209	12,309,226		12,205,652		162,783
Oppenheimer International Bond Fund, Cl. Y	124,975	75,380		62,050		138,305
Oppenheimer Limited-Term Government Fund, Cl. Y	—	613,117		78,754		534,363
Oppenheimer Main Street Fund, Cl. Y	84,287	55,682		31,649		108,320
Oppenheimer Main Street Opportunity Fund, Cl. Y	44,186	8,349		52,535		—
Oppenheimer MidCap Fund, Cl. Y	77,606	18,704		96,310	[a]	—
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	68,712	38,124		40,605		66,231
Oppenheimer U.S. Government Trust, Cl. Y	58,299	8,931		67,230		—
Oppenheimer Value Fund, Cl. Y	215,114	132,366		105,178		242,302

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$1,504,094	$—	$(397,262)
Oppenheimer Champion Income Fund, Cl. Y	—	—	(334,995)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	1,531,265	—	(441,864)
Oppenheimer Core Bond Fund, Cl. Y	5,988,544	120,674	(747,867)
Oppenheimer Discovery Fund, Cl. Y	1,531,773	—	(84,015)
Oppenheimer Global Fund, Cl. Y	4,178,695	32,334	(564,519)
Oppenheimer Institutional Money Market Fund, Cl. E	162,783	538	—
Oppenheimer International Bond Fund, Cl. Y	881,005	32,605	(37,961)
Oppenheimer Limited-Term Government Fund, Cl. Y	4,953,549	57,149	417
Oppenheimer Main Street Fund, Cl. Y	3,012,388	39,137	(295,093)
Oppenheimer Main Street Opportunity Fund, Cl. Y	—	—	(67,140)
Oppenheimer MidCap Fund, Cl. Y	—	—	(90,828)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	1,802,819	—	(397,475)
Oppenheimer U.S. Government Trust, Cl. Y	—	—	(11,971)
Oppenheimer Value Fund, Cl. Y	4,678,861	71,845	(674,008)

	$30,225,776	354,282	$4,144,581

Return of Capital[b]		(9,676)

		$344,606

a.	All or a portion is the result of a corporate action.

b.	During the Fund’s current fiscal year, a portion of the calendar year 2009 distributions it received from the Class Y shares of Oppenheimer Champion Income Fund and Oppenheimer U.S. Government Trust were determined to be tax return of capital distributions. The character of these distributions was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.

2.	Rate shown is the 7-day yield as of February 28, 2010.

3.	Non-income producing security.
 OPPENHEIMER TRANSITION 2010 FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$30,225,776	$—	$—	$30,225,776

Total Assets	$30,225,776	$—	$—	$30,225,776

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2010

Assets
Investments, at value—affiliated companies (cost $28,294,692)—see accompanying statement of investments	$30,225,776
Cash	14,503
Receivables and other assets:
Dividends	48,018
Shares of beneficial interest sold	16,399
Due from Manager	120
Other	2,409

Total assets	30,307,225

Liabilities
Payables and other liabilities:
Investments purchased	130,886
Legal, auditing and other professional fees	25,139
Shareholder communications	16,801
Distribution and service plan fees	11,392
Shares of beneficial interest redeemed	7,393
Transfer and shareholder servicing agent fees	5,148
Trustees’ compensation	559
Other	1,161

Total liabilities	198,479

Net Assets	$30,108,746

Composition of Net Assets
Par value of shares of beneficial interest	$4,102
Additional paid-in capital	34,662,086
Accumulated net investment income	108,890
Accumulated net realized loss on investments	(6,597,416)
Net unrealized appreciation on investments	1,931,084

Net Assets	$30,108,746

 OPPENHEIMER TRANSITION 2010 FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $12,271,576 and 1,665,952 shares of beneficial interest outstanding)	$7.37
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$7.82
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $959,724 and 131,761 shares of beneficial interest outstanding)	$7.28
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,265,660 and 863,115 shares of beneficial interest outstanding)	$7.26
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,530,498 and 1,430,339 shares of beneficial interest outstanding)	$7.36
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $81,288 and 10,936 shares of beneficial interest outstanding)	$7.43
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2010

Investment Income
Dividends from affiliated companies	$344,606
Interest	40
Other income	238

Total investment income	344,884

Expenses
Distribution and service plan fees:
Class A	21,126
Class B	7,291
Class C	47,855
Class N	44,610
Transfer and shareholder servicing agent fees:
Class A	22,746
Class B	3,241
Class C	16,287
Class N	20,254
Class Y	191
Shareholder communications:
Class A	14,626
Class B	2,377
Class C	10,259
Class N	4,685
Class Y	89
Legal, auditing and other professional fees	24,072
Trustees’ compensation	625
Custodian fees and expenses	371
Other	8,719

Total expenses	249,424
Less reduction to custodian expenses	(7)
Less waivers and reimbursements of expenses	(8,741)

Net expenses	240,676

Net Investment Income	104,208

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(4,144,581)
Distributions received from affiliated companies	5,863

Net realized loss	(4,138,718)
Net change in unrealized appreciation on investments	10,907,730

Net Increase in Net Assets Resulting from Operations	$6,873,220

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended February 28,	2010	2009

Operations
Net investment income	$104,208	$185,438
Net realized loss	(4,138,718)	(2,369,606)
Net change in unrealized appreciation (depreciation)	10,907,730	(8,227,073)

Net increase (decrease) in net assets resulting from operations	6,873,220	(10,411,241)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(96,106)	(7,228)
Class B	—	—
Class C	(17,204)	—
Class N	(61,289)	(3,973)
Class Y	(649)	—

	(175,248)	(11,201)
Distributions from net realized gain:
Class A	—	(38,811)
Class B	—	(4,285)
Class C	—	(17,216)
Class N	—	(42,481)
Class Y	—	(159)

	—	(102,952)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	3,954,041	6,069,597
Class B	148,174	207,908
Class C	2,081,192	3,107,744
Class N	1,906,054	7,781,638
Class Y	23,574	1,566

	8,113,035	17,168,453

Net Assets
Total increase	14,811,007	6,643,059
Beginning of period	15,297,739	8,654,680

End of period (including accumulated net investment income of $108,890 and $174,150, respectively)	$30,108,746	$15,297,739

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 28,	February 29,	February 28,
Class A Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$5.25	$9.61	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	.05	.11	.19	.02
Net realized and unrealized gain (loss)	2.13	(4.42)	(.34)	.07

Total from investment operations	2.18	(4.31)	(.15)	.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.01)	(.32)	—
Distributions from net realized gain	—	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.06)	(.05)	(.33)	—

Net asset value, end of period	$7.37	$5.25	$9.61	$10.09

Total Return, at Net Asset Value[3]	41.59%	(44.97)%	(1.77)%	0.90%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$12,272	$5,861	$4,056	$1,407

Average net assets (in thousands)	$8,791	$6,201	$3,363	$1,164

Ratios to average net assets:[4]
Net investment income	0.73%	1.40%	1.84%	0.75%
Total expenses[5]	0.81%	0.76%	1.53%	8.49%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.75%	0.91%	0.90%

Portfolio turnover rate	44%	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	1.48%
Year Ended February 28, 2009	1.36%
Year Ended February 29, 2008	2.12%
Period Ended February 28, 2007	9.09%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
OPPENHEIMER TRANSITION 2010 FUND

	February 28,	February 28,	February 29,	February 28,
Class B Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$5.18	$9.57	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.05	.01	.18	— [3]
Net realized and unrealized gain (loss)	2.05	(4.36)	(.42)	.08

Total from investment operations	2.10	(4.35)	(.24)	.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.26)	—
Distributions from net realized gain	—	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	—	(.04)	(.27)	—

Net asset value, end of period	$7.28	$5.18	$9.57	$10.08

Total Return, at Net Asset Value[4]	40.54%	(45.54)%	(2.60)%	0.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$960	$588	$892	$11

Average net assets (in thousands)	$730	$861	$356	$4

Ratios to average net assets:[5]
Net investment income (loss)	0.77%	0.13%	1.78%	(0.07)%
Total expenses[6]	1.92%	1.61%	2.65%	82.86%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.59%	1.65%	1.54%

Portfolio turnover rate	44%	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	2.59%
Year Ended February 28, 2009	2.21%
Year Ended February 29, 2008	3.24%
Period Ended February 28, 2007	83.46%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 29,	February 28,
Class C Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$5.18	$9.56	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.02)	.05	.22	(.01)
Net realized and unrealized gain (loss)	2.12	(4.39)	(.46)	.09

Total from investment operations	2.10	(4.34)	(.24)	.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	—	(.27)	—
Distributions from net realized gain	—	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.02)	(.04)	(.28)	—

Net asset value, end of period	$7.26	$5.18	$9.56	$10.08

Total Return, at Net Asset Value[3]	40.56%	(45.48)%	(2.61)%	0.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,266	$2,835	$1,585	$134

Average net assets (in thousands)	$4,795	$2,601	$713	$55

Ratios to average net assets:[4]
Net investment income (loss)	(0.25)%	0.65%	2.12%	(0.24)%
Total expenses[5]	1.70%	1.88%	2.35%	24.30%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.66%	1.61%	1.65%

Portfolio turnover rate	44%	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	2.37%
Year Ended February 28, 2009	2.48%
Year Ended February 29, 2008	2.94%
Period Ended February 28, 2007	24.90%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

	February 28,	February 28,	February 29,	February 28,
Class N Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$5.24	$9.61	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	.03	.11	.27	.01
Net realized and unrealized gain (loss)	2.14	(4.44)	(.46)	.08

Total from investment operations	2.17	(4.33)	(.19)	.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	— [3]	(.28)	—
Distributions from net realized gain	—	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.05)	(.04)	(.29)	—

Net asset value, end of period	$7.36	$5.24	$9.61	$10.09

Total Return, at Net Asset Value[4]	41.33%	(45.11)%	(2.15)%	0.90%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$10,530	$5,985	$2,074	$1

Average net assets (in thousands)	$8,934	$5,289	$1,090	$1

Ratios to average net assets:[5]
Net investment income	0.51%	1.52%	2.64%	0.53%
Total expenses[6]	0.92%	1.02%	1.28%	141.69%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	1.02%	1.15%	1.14%

Portfolio turnover rate	44%	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	1.59%
Year Ended February 28, 2009	1.62%
Year Ended February 29, 2008	1.87%
Period Ended February 28, 2007	142.29%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 29,	February 28,
Class Y Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$5.28	$9.65	$10.10	$10.00

Income (loss) from investment operations:
Net investment income[2]	.08	.08	.12	.02
Net realized and unrealized gain (loss)	2.14	(4.41)	(.26)	.08

Total from investment operations	2.22	(4.33)	(.14)	.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	—	(.30)	—
Distributions from net realized gain	—	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.07)	(.04)	(.31)	—

Net asset value, end of period	$7.43	$5.28	$9.65	$10.10

Total Return, at Net Asset Value[3]	42.14%	(44.95)%	(1.65)%	1.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81	$29	$48	$1

Average net assets (in thousands)	$55	$46	$51	$1

Ratios to average net assets:[4]
Net investment income	1.15%	0.96%	1.16%	1.00%
Total expenses[5]	0.65%	0.45%	1.10%	140.80%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.46%	0.45%	0.64%	0.49%

Portfolio turnover rate	44%	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	1.32%
Year Ended February 28, 2009	1.05%
Year Ended February 29, 2008	1.69%
Period Ended February 28, 2007	141.40%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2010 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’ s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
 OPPENHEIMER TRANSITION 2010 FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3]	Income Tax Purposes

$109,368	$—	$1,279,222	$3,387,110

1.	As of February 28, 2010, the Fund had $1,279,222 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$267,847
2018	1,011,375

Total	$1,279,222

2.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Increase
	to Accumulated	to Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$83	$5,780	$5,863
The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	Year Ended	Year Ended
	February 28, 2010	February 28, 2009

Distributions paid from:
Ordinary income	$175,331	$15,182
Long-term capital gain	—	98,971

Total	$175,331	$114,153

 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$33,612,886

Gross unrealized appreciation	$2,286,426
Gross unrealized depreciation	(5,673,536)

Net unrealized depreciation	$(3,387,110)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$134
Payments Made to Retired Trustees	31
Accumulated Liability as of February 28, 2010	279
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
 OPPENHEIMER TRANSITION 2010 FUND

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	1,168,772	$8,123,192	1,114,687	$9,109,131
Dividends and/or distributions reinvested	11,836	87,352	6,539	39,431
Redeemed	(631,789)	(4,256,503)	(426,245)	(3,078,965)

Net increase	548,819	$3,954,041	694,981	$6,069,597

 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount

Class B
Sold	72,726	$483,288	65,854	$545,070
Dividends and/or distributions reinvested	—	—	693	4,138
Redeemed	(54,253)	(335,114)	(46,455)	(341,300)

Net increase	18,473	$148,174	20,092	$207,908

Class C
Sold	543,193	$3,514,354	586,512	$4,687,168
Dividends and/or distributions reinvested	2,114	15,372	2,009	11,973
Redeemed	(229,243)	(1,448,534)	(207,151)	(1,591,397)

Net increase	316,064	$2,081,192	381,370	$3,107,744

Class N
Sold	773,938	$5,241,338	1,354,783	$10,671,910
Dividends and/or distributions reinvested	5,624	41,502	6,199	37,321
Redeemed	(491,680)	(3,376,786)	(434,283)	(2,927,593)

Net increase	287,882	$1,906,054	926,699	$7,781,638

Class Y
Sold	103,934	$549,176	47,558	$361,687
Dividends and/or distributions reinvested	86	641	26	159
Redeemed	(98,604)	(526,243)	(47,097)	(360,280)

Net increase	5,416	$23,574	487	$1,566

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$18,498,654	$10,273,362
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2010 was 0.53%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a
 OPPENHEIMER TRANSITION 2010 FUND

per account fee. For the year ended February 28, 2010, the Fund paid $58,764 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$15,504
Class C	57,372
Class N	102,661
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2010	$22,553	$—	$5,331	$1,276	$39
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2010, the Manager waived fees and/or reimbursed the Fund $780, $1,686, $4,324, $27 and $9 for the Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended February 28, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$741
Class C	1,076
Class Y	98
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
 OPPENHEIMER TRANSITION 2010 FUND

6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
 OPPENHEIMER TRANSITION 2010 FUND

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2015 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2015 Fund, including the statement of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2015 Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 16, 2010
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF INVESTMENTS February 28, 2010

	Shares	Value

Investment Companies—101.6%[1]
Fixed Income Funds—28.4%
Oppenheimer Core Bond Fund, Cl. Y	1,125,999	$6,992,455
Oppenheimer International Bond Fund, Cl. Y	203,230	1,294,574
Oppenheimer Limited-Term Government Fund, Cl. Y	452,104	4,191,008

		12,478,037
Global Equity Funds—12.5%
Oppenheimer International Growth Fund, Cl. Y	179,497	4,239,731
Oppenheimer Quest International Value Fund, Cl. Y	86,396	1,244,961

		5,484,692
Money Market Fund—1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2]	677,340	677,340
Specialty Fund—5.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y3	673,748	2,243,581
U.S. Equity Funds—54.0%
Oppenheimer Capital Appreciation Fund, Cl. Y3	87,408	3,533,907
Oppenheimer Discovery Fund, Cl. Y3	78,567	3,599,948
Oppenheimer Main Street Fund, Cl. Y	159,069	4,423,719
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y3	129,712	3,530,761
Oppenheimer Value Fund, Cl. Y	444,950	8,591,992

		23,680,327

Total Investments, at Value (Cost $43,189,046)	101.6%	44,563,977
Liabilities in Excess of Other Assets	(1.6)	(684,888)

Net Assets	100.0%	$43,879,089

 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares					Shares
	February 28,	Gross		Gross		February 28,
	2009	Additions		Reductions		2010

Oppenheimer Capital Appreciation Fund, Cl. Y	57,972	39,606		10,170		87,408
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	271,466	455,143		52,861		673,748
Oppenheimer Core Bond Fund, Cl. Y	668,176	551,447		93,624		1,125,999
Oppenheimer Discovery Fund, Cl. Y	—	82,195	[a]	3,628		78,567
Oppenheimer Institutional Money Market Fund, Cl. E	193,382	13,642,811		13,158,853		677,340
Oppenheimer International Bond Fund, Cl. Y	153,034	101,281		51,085		203,230
Oppenheimer International Growth Fund, Cl. Y	125,849	84,296		30,648		179,497
Oppenheimer Limited-Term Government Fund, Cl. Y	—	492,269		40,165		452,104
Oppenheimer Main Street Fund, Cl. Y	103,509	74,345		18,785		159,069
Oppenheimer MidCap Fund, Cl. Y	152,926	52,788		205,714	[a]	—
Oppenheimer Quest International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Inc., Cl. Y)	61,519	43,998		19,121		86,396
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	157,690	78,754		106,732		129,712
Oppenheimer Value Fund, Cl. Y	293,627	212,120		60,797		444,950

						Realized
		Value		Income		Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y		$3,533,907		$—		$(137,360)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y		2,243,581		—		(278,625)
Oppenheimer Core Bond Fund, Cl. Y		6,992,455		151,344		(344,806)
Oppenheimer Discovery Fund, Cl. Y		3,599,948		—		(80,160)
Oppenheimer Institutional Money Market Fund, Cl. E		677,340		953		—
Oppenheimer International Bond Fund, Cl. Y		1,294,574		44,675		(37,566)
Oppenheimer International Growth Fund, Cl. Y		4,239,731		40,611		(226,850)
Oppenheimer Limited-Term Government Fund, Cl. Y		4,191,008		47,213		446
Oppenheimer Main Street Fund, Cl. Y		4,423,719		55,910		(202,235)
Oppenheimer MidCap Fund, Cl. Y		—		—		(87,848)
Oppenheimer Quest International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Inc., Cl. Y)		1,244,961		51,115		9,294
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y		3,530,761		—		(1,042,996)
Oppenheimer Value Fund, Cl. Y		8,591,992		129,883		(439,125)

		$44,563,977		$521,704		$(2,867,831)

a.	All or a portion is the result of a corporate action.

2.	Rate shown is the 7-day yield as of February 28, 2010.

3.	Non-income producing security.
 OPPENHEIMER TRANSITION 2015 FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2010 based on valuation input level:

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$44,563,977	$—	$—	$44,563,977

Total Assets	$44,563,977	$—	$—	$44,563,977

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2010

Assets
Investments, at value—affiliated companies (cost $43,189,046)—see accompanying statement of investments	$44,563,977
Receivables and other assets:
Shares of beneficial interest sold	60,364
Dividends	50,420
Due from Manager	1,750
Other	2,630

Total assets	44,679,141

Liabilities
Bank overdraft	155,226
Payables and other liabilities:
Investments purchased	529,302
Shares of beneficial interest redeemed	45,762
Shareholder communications	18,467
Distribution and service plan fees	16,364
Transfer and shareholder servicing agent fees	7,119
Trustees’ compensation	754
Other	27,058

Total liabilities	800,052

Net Assets	$43,879,089

Composition of Net Assets
Par value of shares of beneficial interest	$5,926
Additional paid-in capital	48,303,210
Accumulated net investment income	220,230
Accumulated net realized loss on investments	(6,025,208)
Net unrealized appreciation on investments	1,374,931

Net Assets	$43,879,089

 OPPENHEIMER TRANSITION 2015 FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $22,045,207 and 2,962,008 shares of beneficial interest outstanding)	$7.44
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$7.89

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,928,306 and 399,540 shares of beneficial interest outstanding)	$7.33

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,189,481 and 1,118,507 shares of beneficial interest outstanding)	$7.32

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,367,341 and 1,399,248 shares of beneficial interest outstanding)	$7.41

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $348,754 and 46,494 shares of beneficial interest outstanding)	$7.50
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2010

Investment Income
Dividends from affiliated companies	$521,704
Interest	52
Other income	348

Total investment income	522,104

Expenses
Distribution and service plan fees:
Class A	39,521
Class B	22,973
Class C	58,483
Class N	37,302
Transfer and shareholder servicing agent fees:
Class A	38,633
Class B	6,854
Class C	21,519
Class N	19,721
Class Y	175
Shareholder communications:
Class A	18,784
Class B	3,792
Class C	9,489
Class N	3,834
Class Y	73
Legal, auditing and other professional fees	24,149
Trustees’ compensation	800
Custodian fees and expenses	244
Other	9,467

Total expenses	315,813
Less reduction to custodian expenses	(8)
Less waivers and reimbursements of expenses	(6,553)

Net expenses	309,252

Net Investment Income	212,852

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(2,867,831)
Distributions received from affiliated companies	8,516

Net realized loss	(2,859,315)
Net change in unrealized appreciation on investments	12,442,929

Net Increase in Net Assets Resulting from Operations	$9,796,466

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended February 28,	2010	2009

Operations
Net investment income	$212,852	$154,680
Net realized loss	(2,859,315)	(3,095,884)
Net change in unrealized appreciation (depreciation)	12,442,929	(9,930,597)

Net increase (decrease) in net assets resulting from operations	9,796,466	(12,871,801)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(119,547)	—
Class B	—	—
Class C	—	—
Class N	(36,916)	—
Class Y	(2,981)	—

	(159,444)	—

Distributions from net realized gain:
Class A	—	(79,101)
Class B	—	(13,381)
Class C	—	(29,471)
Class N	—	(32,753)
Class Y	—	(831)

	—	(155,537)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	7,766,575	8,710,658
Class B	681,339	1,415,717
Class C	2,478,399	4,004,393
Class N	4,203,126	5,356,459
Class Y	100,251	64,756

	15,229,690	19,551,983

Net Assets
Total increase	24,866,712	6,524,645
Beginning of period	19,012,377	12,487,732

End of period (including accumulated net investment income of $220,230 and $158,306, respectively)	$43,879,089	$19,012,377

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 28,	February 29,	February 28,
Class A Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.17	$9.70	$10.18	$10.00

Income (loss) from investment operations:
Net investment income[2]	.07	.08	.15	.01
Net realized and unrealized gain (loss)	2.24	(4.56)	(.34)	.17

Total from investment operations	2.31	(4.48)	(.19)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	—	(.29)	—
Distributions from net realized gain	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.04)	(.05)	(.29)	—

Net asset value, end of period	$7.44	$5.17	$9.70	$10.18

Total Return, at Net Asset Value[3]	44.74%	(46.29)%	(2.12)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,045	$9,344	$7,533	$2,177

Average net assets (in thousands)	$16,604	$10,329	$5,227	$1,362

Ratios to average net assets:[4]
Net investment income	0.99%	1.01%	1.45%	0.25%
Total expenses[5]	0.69%	0.74%	1.03%	6.99%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.73%	0.83%	0.87%

Portfolio turnover rate	21%	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	1.39%
Year Ended February 28, 2009	1.38%
Year Ended February 29, 2008	1.66%
Period Ended February 28, 2007	7.62%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

	February 28,	February 28,	February 29,	February 28,
Class B Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.11	$9.66	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.02	— [3]	.10	(.01)
Net realized and unrealized gain (loss)	2.20	(4.50)	(.38)	.18

Total from investment operations	2.22	(4.50)	(.28)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.23)	—
Distributions from net realized gain	—	(.05)	—	—

Total dividends and/or distributions to shareholders	—	(.05)	(.23)	—

Net asset value, end of period	$7.33	$5.11	$9.66	$10.17

Total Return, at Net Asset Value[4]	43.44%	(46.69)%	(2.92)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,928	$1,539	$1,263	$139

Average net assets (in thousands)	$2,301	$1,825	$623	$20

Ratios to average net assets:[5]
Net investment income (loss)	0.33%	0.06%	0.95%	(0.57)%
Total expenses[6]	1.57%	1.56%	2.49%	52.30%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%	1.62%	1.55%

Portfolio turnover rate	21%	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	2.27%
Year Ended February 28, 2009	2.20%
Year Ended February 29, 2008	3.12%
Period Ended February 28, 2007	52.93%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 29,	February 28,
Class C Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.10	$9.65	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	— [3]	.03	.17	(.01)
Net realized and unrealized gain (loss)	2.22	(4.53)	(.44)	.18

Total from investment operations	2.22	(4.50)	(.27)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.25)	—
Distributions from net realized gain	—	(.05)	—	—

Total dividends and/or distributions to shareholders	—	(.05)	(.25)	—

Net asset value, end of period	$7.32	$5.10	$9.65	$10.17

Total Return, at Net Asset Value[4]	43.53%	(46.74)%	(2.88)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,189	$3,946	$1,994	$99

Average net assets (in thousands)	$5,860	$3,006	$862	$60

Ratios to average net assets:[5]
Net investment income (loss)	(0.04)%	0.34%	1.67%	(0.65)%
Total expenses[6]	1.64%	1.73%	2.03%	17.07%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.61%	1.52%	1.62%

Portfolio turnover rate	21%	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	2.34%
Year Ended February 28, 2009	2.37%
Year Ended February 29, 2008	2.66%
Period Ended February 28, 2007	17.70%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

	February 28,	February 28,	February 29,	February 28,
Class N Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.15	$9.68	$10.18	$10.00

Income (loss) from investment operations:
Net investment income[2]	.04	.08	.20	— [3]
Net realized and unrealized gain (loss)	2.25	(4.56)	(.44)	.18

Total from investment operations	2.29	(4.48)	(.24)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	—	(.26)	—
Distributions from net realized gain	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.03)	(.05)	(.26)	—

Net asset value, end of period	$7.41	$5.15	$9.68	$10.18

Total Return, at Net Asset Value[4]	44.46%	(46.38)%	(2.52)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,368	$4,020	$1,510	$19

Average net assets (in thousands)	$7,478	$3,491	$783	$5

Ratios to average net assets:[5]
Net investment income	0.53%	1.09%	1.95%	0.02%
Total expenses[6]	0.92%	1.10%	1.16%	42.59%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	1.07%	1.09%	1.12%

Portfolio turnover rate	21%	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	1.62%
Year Ended February 28, 2009	1.74%
Year Ended February 29, 2008	1.79%
Period Ended February 28, 2007	43.22%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 29,	February 28,
Class Y Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.20	$9.72	$10.19	$10.00

Income (loss) from investment operations:
Net investment income[2]	.10	.07	.22	.01
Net realized and unrealized gain (loss)	2.27	(4.54)	(.40)	.18

Total from investment operations	2.37	(4.47)	(.18)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	—	(.29)	—
Distributions from net realized gain	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.07)	(.05)	(.29)	—

Net asset value, end of period	$7.50	$5.20	$9.72	$10.19

Total Return, at Net Asset Value[3]	45.55%	(46.09)%	(2.02)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$349	$163	$188	$1

Average net assets (in thousands)	$279	$165	$74	$1

Ratios to average net assets:[4]
Net investment income	1.42%	0.91%	2.08%	0.48%
Total expenses[5]	0.20%	0.32%	0.75%	110.56%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19%	0.32%	0.61%	0.55%

Portfolio turnover rate	21%	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	0.90%
Year Ended February 28, 2009	0.96%
Year Ended February 29, 2008	1.38%
Period Ended February 28, 2007	111.19%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2015 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments
 OPPENHEIMER TRANSITION 2015 FUND

not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$220,873	$—	$1,797,713	$2,852,564

1.	As of February 28, 2010, the Fund had $1,790,846 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$456,584
2018	1,334,262

Total	$1,790,846

2.	As of February 28, 2010, the Fund had $6,867 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase	Increase
to Accumulated	to Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$8,516	$8,516
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	Year Ended	Year Ended
	February 28, 2010	February 28, 2009

Distributions paid from:
Ordinary income	$159,444	$—
Long-term capital gain	—	155,537

Total	$159,444	$155,537

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$47,416,541

Gross unrealized appreciation	$2,421,221
Gross unrealized depreciation	(5,273,785)

Net unrealized depreciation	$(2,852,564)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$172
Payments Made to Retired Trustees	41
Accumulated Liability as of February 28, 2010	369
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of
 OPPENHEIMER TRANSITION 2015 FUND

trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	1,581,738	$10,599,654	1,538,984	$12,301,753
Dividends and/or distributions reinvested	14,958	112,182	12,135	72,085
Redeemed	(441,710)	(2,945,261)	(521,041)	(3,663,180)

Net increase	1,154,986	$7,766,575	1,030,078	$8,710,658

Class B
Sold	188,076	$1,256,756	231,776	$1,847,860
Dividends and/or distributions reinvested	—	—	2,115	12,412
Redeemed	(90,058)	(575,417)	(63,212)	(444,555)

Net increase	98,018	$681,339	170,679	$1,415,717

Class C
Sold	764,030	$5,131,486	727,037	$5,237,862
Dividends and/or distributions reinvested	—	—	3,841	22,508
Redeemed	(419,060)	(2,653,087)	(163,996)	(1,255,977)

Net increase	344,970	$2,478,399	566,882	$4,004,393

Class N
Sold	965,638	$6,605,628	1,343,471	$11,025,256
Dividends and/or distributions reinvested	3,992	29,824	4,767	28,220
Redeemed	(350,900)	(2,432,326)	(723,594)	(5,697,017)

Net increase	618,730	$4,203,126	624,644	$5,356,459

Class Y
Sold	25,776	$174,303	23,732	$176,942
Dividends and/or distributions reinvested	394	2,973	138	826
Redeemed	(10,924)	(77,025)	(11,931)	(113,012)

Net increase	15,246	$100,251	11,939	$64,756

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$22,178,849	$6,862,509
 OPPENHEIMER TRANSITION 2015 FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2010 was 0.56%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2010, the Fund paid $80,617 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$52,494
Class C	77,128
Class N	124,066
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2010	$81,783	$10	$8,978	$1,438	$805
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2010, the Manager waived fees and/or reimbursed the Fund $250, $396, $2,406 and $166 for the Class A, Class B, Class C and Class N shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended February 28, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$143
Class C	2,347
Class N	816
Class Y	29
 OPPENHEIMER TRANSITION 2015 FUND

5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
 OPPENHEIMER TRANSITION 2015 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2020 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2020 Fund, including the statement of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2020 Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 16, 2010
 OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF INVESTMENTS February 28, 2010

	Shares	Value

Investment Companies—100.0%[1]
Fixed Income Funds—16.3%
Oppenheimer Core Bond Fund, Cl. Y	999,510	$6,206,955
Oppenheimer Limited-Term Government Fund, Cl. Y	577,854	5,356,704

		11,563,659
Global Equity Funds—14.4%
Oppenheimer International Growth Fund, Cl. Y	290,308	6,857,072
Oppenheimer Quest International Value Fund, Cl. Y	233,041	3,358,125

		10,215,197
Specialty Fund—5.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y2	1,089,932	3,629,474
U.S. Equity Funds—64.2%
Oppenheimer Capital Appreciation Fund, Cl. Y2	247,226	9,995,361
Oppenheimer Discovery Fund, Cl. Y2	158,762	7,274,478
Oppenheimer Main Street Fund, Cl. Y	257,107	7,150,136
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y2	262,340	7,140,897
Oppenheimer Value Fund, Cl. Y	719,705	13,897,500

		45,458,372

Total Investments, at Value (Cost $68,788,150)	100.0%	70,866,702
Liabilities in Excess of Other Assets	(0.0)	(28,386)

Net Assets	100.0%	$70,838,316

 OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
1.  Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares					Shares
	February 28,	Gross		Gross		February 28,
	2009	Additions		Reductions		2010

Oppenheimer Capital Appreciation Fund, Cl. Y	170,294	106,929		29,997		247,226
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	409,949	717,860		37,877		1,089,932
Oppenheimer Core Bond Fund, Cl. Y	579,556	463,771		43,817		999,510
Oppenheimer Discovery Fund, Cl. Y	—	162,233	[a]	3,471		158,762
Oppenheimer Institutional Money Market Fund, Cl. E	85,878	16,756,471		16,842,349		—
Oppenheimer International Growth Fund, Cl. Y	197,989	127,459		35,140		290,308
Oppenheimer Limited-Term Government Fund, Cl. Y	—	633,887		56,033		577,854
Oppenheimer Main Street Fund, Cl. Y	162,623	112,931		18,447		257,107
Oppenheimer MidCap Fund, Cl. Y	294,371	109,508		403,879	[a]	—
Oppenheimer Quest International Value Fund, Cl. Y
(formerly Oppenheimer Quest International Value Fund, Inc., Cl. Y)	158,869	111,772		37,600		233,041
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	249,252	136,148		123,060		262,340
Oppenheimer Value Fund, Cl. Y	460,767	318,586		59,648		719,705

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$9,995,361	$—	$(508,522)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	3,629,474	—	(230,006)
Oppenheimer Core Bond Fund, Cl. Y	6,206,955	135,474	(170,853)
Oppenheimer Discovery Fund, Cl. Y	7,274,478	—	(91,411)
Oppenheimer Institutional Money Market Fund, Cl. E	—	902	—
Oppenheimer International Growth Fund, Cl. Y	6,857,072	64,739	(304,525)
Oppenheimer Limited-Term Government Fund, Cl. Y	5,356,704	60,621	875
Oppenheimer Main Street Fund, Cl. Y	7,150,136	88,946	(281,336)
Oppenheimer MidCap Fund, Cl. Y	—	—	(84,006)
Oppenheimer Quest International Value Fund, Cl. Y
(formerly Oppenheimer Quest International Value Fund, Inc., Cl. Y)	3,358,125	135,877	27,034
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	7,140,897	—	(1,510,867)
Oppenheimer Value Fund, Cl. Y	13,897,500	206,788	(541,817)

	$70,866,702	$693,347	$(3,695,434)

a.	All or a portion is the result of a corporate action.

2.	Non-income producing security.
 OPPENHEIMER TRANSITION 2020 FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2010 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$70,866,702	$—	$—	$70,866,702

Total Assets	$70,866,702	$—	$—	$70,866,702

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2010

Assets
Investments, at value—affiliated companies (cost $68,788,150)—see accompanying statement of investments	$70,866,702
Cash	85,775
Receivables and other assets:
Shares of beneficial interest sold	163,544
Dividends	47,017
Investments sold	19,991
Other	3,018

Total assets	71,186,047

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	214,062
Investments purchased	47,002
Distribution and service plan fees	26,857
Legal, auditing and other professional fees	25,210
Shareholder communications	20,206
Transfer and shareholder servicing agent fees	11,263
Trustees’ compensation	1,106
Other	2,025

Total liabilities	347,731

Net Assets	$70,838,316

Composition of Net Assets
Par value of shares of beneficial interest	$9,292
Additional paid-in capital	75,717,994
Accumulated net investment income	183,680
Accumulated net realized loss on investments	(7,151,202)
Net unrealized appreciation on investments	2,078,552

Net Assets	$70,838,316

 OPPENHEIMER TRANSITION 2020 FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $35,867,964 and 4,685,007 shares of beneficial interest outstanding)	$7.66
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.13

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,731,399 and 759,507 shares of beneficial interest outstanding)	$7.55

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,432,941 and 1,911,172 shares of beneficial interest outstanding)	$7.55

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,251,632 and 1,864,751 shares of beneficial interest outstanding)	$7.64

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $554,380 and 72,012 shares of beneficial interest outstanding)	$7.70
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2010

Investment Income
Dividends from affiliated companies	$693,347
Interest	78
Other Income	829

Total investment income	694,254

Expenses
Distribution and service plan fees:
Class A	61,549
Class B	43,945
Class C	106,161
Class N	53,794
Transfer and shareholder servicing agent fees:
Class A	61,223
Class B	14,816
Class C	32,827
Class N	26,327
Class Y	194
Shareholder communications:
Class A	21,145
Class B	6,080
Class C	9,916
Class N	3,378
Class Y	53
Legal, auditing and other professional fees	24,368
Trustees’ compensation	1,237
Custodian fees and expenses	455
Other	10,720

Total expenses	478,188
Less reduction to custodian expenses	(13)
Less waivers and reimbursements of expenses	(3,888)

Net expenses	474,287

Net Investment Income	219,967

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(3,695,434)
Net change in unrealized appreciation on investments	20,205,963

Net Increase in Net Assets Resulting from Operations	$16,730,496

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended February 28,	2010	2009

Operations
Net investment income	$219,967	$193,898
Net realized loss	(3,695,434)	(3,373,016)
Net change in unrealized appreciation (depreciation)	20,205,963	(16,616,490)

Net increase (decrease) in net assets resulting from operations	16,730,496	(19,795,608)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(92,479)	(85,711)
Class B	—	—
Class C	—	(2,530)
Class N	(6,721)	(40,043)
Class Y	(2,772)	(1,265)

	(101,972)	(129,549)

Distributions from net realized gain:
Class A	—	(74,641)
Class B	—	(14,365)
Class C	—	(32,865)
Class N	—	(38,417)
Class Y	—	(734)

	—	(161,022)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	13,867,031	14,548,077
Class B	1,804,699	1,600,894
Class C	5,154,863	7,054,451
Class N	4,207,755	8,689,530
Class Y	332,784	99,443

	25,367,132	31,992,395

Net Assets
Total increase	41,995,656	11,906,216
Beginning of period	28,842,660	16,936,444

End of period (including accumulated net investment income of $183,680 and $65,685, respectively)	$70,838,316	$28,842,660

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 28,	February 29,	February 28,
Class A Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.13	$9.77	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.05	.07	.15	— [3]
Net realized and unrealized gain (loss)	2.50	(4.64)	(.28)	.17

Total from investment operations	2.55	(4.57)	(.13)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.04)	(.27)	—
Distributions from net realized gain	—	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.02)	(.07)	(.27)	—

Net asset value, end of period	$7.66	$5.13	$9.77	$10.17

Total Return, at Net Asset Value[4]	49.73%	(46.89)%	(1.51)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,868	$13,815	$8,366	$1,391

Average net assets (in thousands)	$25,827	$13,132	$5,166	$1,191

Ratios to average net assets:[5]
Net investment income (loss)	0.70%	0.90%	1.46%	(0.09)%
Total expenses[6]	0.63%	0.73%	1.15%	7.92%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%	0.73%	0.76%	0.84%

Portfolio turnover rate	15%	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	1.36%
Year Ended February 28, 2009	1.38%
Year Ended February 29, 2008	1.79%
Period Ended February 28, 2007	8.58%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

	February 28,	February 28,	February 29,	February 28,
Class B Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.09	$9.72	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	— [3]	(.02)	.08	(.02)
Net realized and unrealized gain (loss)	2.46	(4.58)	(.30)	.18

Total from investment operations	2.46	(4.60)	(.22)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.22)	—
Distributions from net realized gain	—	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	—	(.03)	(.22)	—

Net asset value, end of period	$7.55	$5.09	$9.72	$10.16

Total Return, at Net Asset Value[4]	48.33%	(47.35)%	(2.34)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,731	$2,491	$2,900	$199

Average net assets (in thousands)	$4,415	$3,140	$1,463	$77

Ratios to average net assets:[5]
Net investment income (loss)	(0.05)%	(0.20)%	0.79%	(0.96)%
Total expenses[6]	1.54%	1.59%	1.94%	27.83%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.51%	1.58%	1.60%	1.57%

Portfolio turnover rate	15%	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	2.27%
Year Ended February 28, 2009	2.24%
Year Ended February 29, 2008	2.58%
Period Ended February 28, 2007	28.49%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 29,	February 28,
Class C Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.09	$9.71	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.01)	.01	.21	(.02)
Net realized and unrealized gain (loss)	2.47	(4.60)	(.43)	.18

Total from investment operations	2.46	(4.59)	(.22)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	— [3]	(.23)	—
Distributions from net realized gain	—	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	—	(.03)	(.23)	—

Net asset value, end of period	$7.55	$5.09	$9.71	$10.16

Total Return, at Net Asset Value[4]	48.33%	(47.28)%	(2.33)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,433	$5,919	$2,843	$1

Average net assets (in thousands)	$10,657	$5,370	$1,088	$1

Ratios to average net assets:[5]
Net investment income (loss)	(0.11)%	0.18%	2.03%	(0.89)%
Total expenses[6]	1.47%	1.59%	1.85%	67.57%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.58%	1.52%	1.57%

Portfolio turnover rate	15%	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	2.20%
Year Ended February 28, 2009	2.24%
Year Ended February 29, 2008	2.49%
Period Ended February 28, 2007	68.23%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

	February 28,	February 28,	February 29,	February 28,
Class N Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.13	$9.76	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.03	.08	.13	(.01)
Net realized and unrealized gain (loss)	2.48	(4.65)	(.29)	.17

Total from investment operations	2.51	(4.57)	(.16)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	(.03)	(.24)	—
Distributions from net realized gain	—	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	—	(.06)	(.24)	—

Net asset value, end of period	$7.64	$5.13	$9.76	$10.16

Total Return, at Net Asset Value[4]	49.01%	(46.87)%	(1.74)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,252	$6,484	$2,665	$10

Average net assets (in thousands)	$10,780	$6,019	$869	$2

Ratios to average net assets:[5]
Net investment income (loss)	0.47%	1.17%	1.22%	(0.41)%
Total expenses[6]	0.85%	0.91%	1.05%	70.58%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.90%	1.03%	1.08%

Portfolio turnover rate	15%	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	1.58%
Year Ended February 28, 2009	1.56%
Year Ended February 29, 2008	1.69%
Period Ended February 28, 2007	71.24%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 29,	February 28,
Class Y Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.16	$9.80	$10.17	$10.00

Income (loss) from investment operations:
Net investment income[2]	.09	.08	.21	— [3]
Net realized and unrealized gain (loss)	2.50	(4.64)	(.32)	.17

Total from investment operations	2.59	(4.56)	(.11)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.05)	(.26)	—
Distributions from net realized gain	—	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.05)	(.08)	(.26)	—

Net asset value, end of period	$7.70	$5.16	$9.80	$10.17

Total Return, at Net Asset Value[4]	50.13%	(46.59)%	(1.23)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$554	$134	$162	$7

Average net assets (in thousands)	$317	$193	$94	$2

Ratios to average net assets:[5]
Net investment income	1.27%	0.98%	1.96%	0.09%
Total expenses[6]	0.15%	0.24%	0.58%	86.01%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.12%	0.24%	0.51%	0.55%

Portfolio turnover rate	15%	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an inital investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	0.88%
Year Ended February 28, 2009	0.89%
Year Ended February 29, 2008	1.22%
Period Ended February 28, 2007	86.67%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2020 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal
 OPPENHEIMER TRANSITION 2020 FUND

income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$184,607	$—	$2,043,647	$3,029,004

1.	As of February 28, 2010, the Fund had $1,947,656 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$201,118
2018	1,746,538

Total	$1,947,656

2.	As of February 28, 2010, the Fund had $95,991 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	Year Ended	Year Ended
	February 28, 2010	February 28, 2009

Distributions paid from:
Ordinary income	$101,972	$129,549
Long-term capital gain	—	161,022

Total	$101,972	$290,571

 OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$73,895,706

Gross unrealized appreciation	$3,637,428
Gross unrealized depreciation	(6,666,432)

Net unrealized depreciation	$(3,029,004)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$266
Payments Made to Retired Trustees	57
Accumulated Liability as of February 28, 2010	527
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
 OPPENHEIMER TRANSITION 2020 FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	2,631,681	$18,153,973	2,274,077	$17,838,937
Dividends and/or distributions reinvested	11,087	85,922	23,819	140,769
Redeemed	(648,316)	(4,372,864)	(463,789)	(3,431,629)

Net increase	1,994,452	$13,867,031	1,834,107	$14,548,077

Class B
Sold	382,881	$2,540,695	294,265	$2,387,992
Dividends and/or distributions reinvested	—	—	2,409	14,138
Redeemed	(112,683)	(735,996)	(105,875)	(801,236)

Net increase	270,198	$1,804,699	190,799	$1,600,894

Class C
Sold	1,073,060	$7,382,906	1,084,824	$8,576,035
Dividends and/or distributions reinvested	—	—	5,225	30,674
Redeemed	(324,360)	(2,228,043)	(220,219)	(1,552,258)

Net increase	748,700	$5,154,863	869,830	$7,054,451

Class N
Sold	1,082,923	$7,542,103	1,585,234	$12,552,479
Dividends and/or distributions reinvested	666	5,154	10,984	64,592
Redeemed	(483,789)	(3,339,502)	(604,260)	(3,927,541)

Net increase	599,800	$4,207,755	991,958	$8,689,530

Class Y
Sold	51,949	$372,871	32,614	$281,228
Dividends and/or distributions reinvested	356	2,767	336	1,999
Redeemed	(6,220)	(42,854)	(23,511)	(183,784)

Net increase	46,085	$332,784	9,439	$99,443

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$33,579,218	$7,751,520
 OPPENHEIMER TRANSITION 2020 FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2010 was 0.57%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2010, the Fund paid $128,050 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or
 OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$125,742
Class C	138,564
Class N	136,556
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2010	$123,018	$41	$10,913	$1,751	$762

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2010, the Manager waived fees and/or reimbursed the Fund $151, $162, $191 and $19 for the Class A, Class B, Class C and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
 OPPENHEIMER TRANSITION 2020 FUND

During the year ended February 28, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$488
Class B	955
Class C	1,759
Class N	96
Class Y	67
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation
 OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
 OPPENHEIMER TRANSITION 2020 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2025 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2025 Fund, including the statement of investments, as of February 28, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period March 4, 2008 (commencement of operations) to February 28, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2025 Fund as of February 28, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 4, 2008 (commencement of operations) to February 28, 2009, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 16, 2010
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF INVESTMENTS February 28, 2010

	Shares	Value

Investment Companies—100.2%[1]
Fixed Income Funds—12.2%
Oppenheimer Core Bond Fund, Cl. Y	375,700	$2,333,098
Oppenheimer Limited-Term Government Fund, Cl. Y	123,297	1,142,960

		3,476,058

Global Equity Funds—14.6%
Oppenheimer Developing Markets Fund, Cl. Y	53,211	1,446,817
Oppenheimer International Growth Fund, Cl. Y	58,126	1,372,936
Oppenheimer Quest International Value Fund, Cl. Y	93,435	1,346,398

		4,166,151

Money Market Fund—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2]	94,495	94,495
Specialty Fund—5.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y3	435,299	1,449,547
U.S. Equity Funds—68.0%
Oppenheimer Capital Appreciation Fund, Cl. Y3	127,224	5,143,684
Oppenheimer Discovery Fund, Cl. Y3	63,492	2,909,214
Oppenheimer Main Street Fund, Cl. Y	102,845	2,860,131
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y3	136,589	3,717,961
Oppenheimer Value Fund, Cl. Y	245,223	4,735,250

		19,366,240

Total Investments, at Value (Cost $24,499,030)	100.2%	28,552,491
Liabilities in Excess of Other Assets	(0.2)	(57,922)

Net Assets	100.0%	$28,494,569

 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares					Shares
	February 28,	Gross		Gross		February 28,
	2009	Additions		Reductions		2010

Oppenheimer Capital Appreciation Fund, Cl. Y	44,052	93,466		10,294		127,224
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	105,477	361,128		31,306		435,299
Oppenheimer Core Bond Fund, Cl. Y	139,025	267,257		30,582		375,700
Oppenheimer Developing Markets Fund, Cl. Y	27,003	36,920		10,712		53,211
Oppenheimer Discovery Fund, Cl. Y	—	67,048	[a]	3,556		63,492
Oppenheimer Institutional Money Market Fund, Cl. E	114,755	11,379,151		11,399,411		94,495
Oppenheimer International Growth Fund, Cl. Y	50,622	52,507		45,003		58,126
Oppenheimer Limited-Term Government Fund, Cl. Y	—	131,342		8,045		123,297
Oppenheimer Main Street Fund, Cl. Y	40,880	70,104		8,139		102,845
Oppenheimer MidCap Fund, Cl. Y	78,749	48,173		126,922	[a]	—
Oppenheimer Quest International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Inc., Cl. Y)	42,820	68,355		17,740		93,435
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	67,413	97,783		28,607		136,589
Oppenheimer Value Fund, Cl. Y	88,472	180,213		23,462		245,223

						Realized
		Value		Income		Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y		$5,143,684		$—		$(67,738)
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y		1,449,547		—		(63,778)
Oppenheimer Core Bond Fund, Cl. Y		2,333,098		47,542		(78,875)
Oppenheimer Developing Markets Fund, Cl. Y		1,446,817		7,675		(45,275)
Oppenheimer Discovery Fund, Cl. Y		2,909,214		—		(30,436)
Oppenheimer Institutional Money Market Fund, Cl. E		94,495		676		—
Oppenheimer International Growth Fund, Cl. Y		1,372,936		12,040		(16,949)
Oppenheimer Limited-Term Government Fund, Cl. Y		1,142,960		12,116		1
Oppenheimer Main Street Fund, Cl. Y		2,860,131		32,771		(40,236)
Oppenheimer MidCap Fund, Cl. Y		—		—		(31,057)
Oppenheimer Quest International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Inc., Cl. Y)		1,346,398		50,541		(21,152)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y		3,717,961		—		(90,128)
Oppenheimer Value Fund, Cl. Y		4,735,250		64,733		(64,389)

		$28,552,491		$228,094		$(550,012)

a.	All or a portion is the result of a corporate action.

2.	Rate shown is the 7-day yield as of February 28, 2010.

3.	Non-income producing security.
 OPPENHEIMER TRANSITION 2025 FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$28,552,491	$—	$—	$28,552,491

Total Assets	$28,552,491	$—	$—	$28,552,491

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2010

Assets
Investments, at value—affiliated companies (cost $24,499,030)—see accompanying statement of investments	$28,552,491
Cash	34,661
Receivables and other assets:
Shares of beneficial interest sold	48,431
Dividends	14,746
Other	2,256

Total assets	28,652,585

Liabilities
Payables and other liabilities:
Investments purchased	101,415
Legal, auditing and other professional fees	24,343
Shareholder communications	16,240
Distribution and service plan fees	10,248
Transfer and shareholder servicing agent fees	4,683
Trustees’ compensation	108
Other	979

Total liabilities	158,016

Net Assets	$28,494,569

Composition of Net Assets
Par value of shares of beneficial interest	$3,521
Additional paid-in capital	26,146,406
Accumulated net investment loss	(47)
Accumulated net realized loss on investments	(1,708,772)
Net unrealized appreciation on investments	4,053,461

Net Assets	$28,494,569

 OPPENHEIMER TRANSITION 2025 FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $11,405,732 and 1,405,442 shares of beneficial interest outstanding)	$8.12
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.62
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,589,023 and 197,711 shares of beneficial interest outstanding)	$8.04
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,983,436 and 743,696 shares of beneficial interest outstanding)	$8.05
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,841,795 and 1,091,314 shares of beneficial interest outstanding)	$8.10
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $674,583 and 82,891 shares of beneficial interest outstanding)	$8.14
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2010

Investment Income
Dividends from affiliated companies	$228,094
Interest	25
Other income	12

Total investment income	228,131

Expenses
Distribution and service plan fees:
Class A	16,042
Class B	8,147
Class C	40,815
Class N	29,607
Transfer and shareholder servicing agent fees:
Class A	19,102
Class B	3,279
Class C	13,933
Class N	14,540
Class Y	147
Shareholder communications:
Class A	15,650
Class B	2,918
Class C	15,526
Class N	5,973
Legal, auditing and other professional fees	24,710
Custodian fees and expenses	281
Trustees’ compensation	275
Other	7,125

Total expenses	218,070
Less waivers and reimbursements of expenses	(34,800)

Net expenses	183,270

Net Investment Income	44,861

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(550,012)
Net change in unrealized appreciation on investments	6,014,587

Net Increase in Net Assets Resulting from Operations	$5,509,436

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended February 28,	2010	2009[1]

Operations
Net investment income	$44,861	$78,857
Net realized loss	(550,012)	(1,154,738)
Net change in unrealized appreciation (depreciation)	6,014,587	(1,961,126)

Net increase (decrease) in net assets resulting from operations	5,509,436	(3,037,007)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(36,231)	(36,781)
Class B	(1,850)	(1,401)
Class C	—	(16,954)
Class N	(15,040)	(26,816)
Class Y	(4,207)	(4,223)

	(57,328)	(86,175)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	6,721,147	3,921,354
Class B	1,202,110	267,477
Class C	3,027,905	2,188,290
Class N	4,185,259	3,886,001
Class Y	331,561	330,539

	15,467,982	10,593,661

Net Assets
Total increase	20,920,090	7,470,479
Beginning of period	7,574,479	104,000 [2]

End of period (including accumulated net investment loss of $47 and $2, respectively)	$28,494,569	$7,574,479

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Reflects the value of the Manager’s initial seed money investment on February 8, 2008.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.36	$10.00

Income (loss) from investment operations:
Net investment income[2]	.04	.15
Net realized and unrealized gain (loss)	2.75	(4.71)

Total from investment operations	2.79	(4.56)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.08)

Net asset value, end of period	$8.12	$5.36

Total Return, at Net Asset Value[3]	52.05%	(45.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,406	$2,667

Average net assets (in thousands)	$6,919	$1,787

Ratios to average net assets:[4]
Net investment income	0.51%	2.19%
Total expenses[5]	0.91%	1.51%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.87%

Portfolio turnover rate	21%	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	1.65%
Period Ended February 28, 2009	2.14%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

Class B Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.33	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.01)	.05
Net realized and unrealized gain (loss)	2.73	(4.66)

Total from investment operations	2.72	(4.61)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.06)

Net asset value, end of period	$8.04	$5.33

Total Return, at Net Asset Value[3]	51.04%	(46.22)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,589	$192

Average net assets (in thousands)	$820	$128

Ratios to average net assets:[4]
Net investment income (loss)	(0.19)%	0.67%
Total expenses[5]	1.92%	4.26%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.46%	1.62%

Portfolio turnover rate	21%	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	2.66%
Period Ended February 28, 2009	4.89%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.33	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.02)	.13
Net realized and unrealized gain (loss)	2.74	(4.74)

Total from investment operations	2.72	(4.61)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.06)

Net asset value, end of period	$8.05	$5.33

Total Return, at Net Asset Value[3]	51.03%	(46.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,983	$1,691

Average net assets (in thousands)	$4,093	$691

Ratios to average net assets:[4]
Net investment income (loss)	(0.27)%	2.00%
Total expenses[5]	1.90%	3.01%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.47%	1.62%

Portfolio turnover rate	21%	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	2.64%
Period Ended February 28, 2009	3.64%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

Class N Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.35	$10.00

Income (loss) from investment operations:
Net investment income[2]	.02	.13
Net realized and unrealized gain (loss)	2.75	(4.71)

Total from investment operations	2.77	(4.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.07)

Net asset value, end of period	$8.10	$5.35

Total Return, at Net Asset Value[3]	51.69%	(45.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,842	$2,818

Average net assets (in thousands)	$5,948	$1,139

Ratios to average net assets:[4]
Net investment income	0.27%	1.92%
Total expenses[5]	1.02%	1.81%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	1.12%

Portfolio turnover rate	21%	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	1.76%
Period Ended February 28, 2009	2.44%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.36	$10.00

Income (loss) from investment operations:
Net investment income[2]	.10	.14
Net realized and unrealized gain (loss)	2.74	(4.69)

Total from investment operations	2.84	(4.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.09)

Net asset value, end of period	$8.14	$5.36

Total Return, at Net Asset Value[3]	52.92%	(45.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$675	$206

Average net assets (in thousands)	$445	$215

Ratios to average net assets:[4]
Net investment income	1.30%	1.83%
Total expenses[5]	0.17%	1.34%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.12%	0.62%

Portfolio turnover rate	21%	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	0.91%
Period Ended February 28, 2009	1.97%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2025 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
  OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all
 OPPENHEIMER TRANSITION 2025 FUND

of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$—	$ —	$70,634	$2,415,323

1.	As of February 28, 2010, the Fund had $70,634 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$48,560
2018	22,074

Total	$70,634

2.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for February 28, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction
to Accumulated
Reduction	Net Investment
to Paid-in Capital	Loss

$12,422	$12,422
The tax character of distributions paid during the year ended February 28, 2010 and the period ended February 28, 2009 was as follows:

	Year Ended	Period Ended
	February 28, 2010	February 28, 2009

Distributions paid from:
Ordinary income	$57,328	$86,175
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$26,137,168

Gross unrealized appreciation	$2,415,323
Gross unrealized depreciation	—

Net unrealized appreciation	$2,415,323

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
 OPPENHEIMER TRANSITION 2025 FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2010		Period Ended February 28, 2009[1,2]
	Shares	Amount	Shares	Amount

Class A
Sold	1,146,205	$8,510,000	625,500	$4,832,859
Dividends and/or distributions reinvested	3,609	29,649	2,853	17,548
Redeemed	(242,353)	(1,818,502)	(140,372)	(929,053)

Net increase	907,461	$6,721,147	487,981	$3,921,354

Class B
Sold	174,044	$1,292,011	48,639	$343,777
Dividends and/or distributions reinvested	227	1,850	137	839
Redeemed	(12,625)	(91,751)	(12,811)	(77,139)

Net increase	161,646	$1,202,110	35,965	$267,477

Class C
Sold	561,589	$4,065,946	423,911	$2,942,303
Dividends and/or distributions reinvested	—	—	2,023	12,382
Redeemed	(135,219)	(1,038,041)	(108,708)	(766,395)

Net increase	426,370	$3,027,905	317,226	$2,188,290

Class N
Sold	786,104	$5,796,161	821,038	$5,981,864
Dividends and/or distributions reinvested	1,607	13,191	4,043	24,825
Redeemed	(223,134)	(1,624,093)	(298,444)	(2,120,688)

Net increase	564,577	$4,185,259	526,637	$3,886,001

Class Y
Sold	59,763	$441,899	76,953	$551,698
Dividends and/or distributions reinvested	510	4,202	542	3,325
Redeemed	(15,876)	(114,540)	(39,101)	(224,484)

Net increase	44,397	$331,561	38,394	$330,539

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	The Fund sold 10,000 shares of Class A at a value of $100,000 and 100 shares each of Class B, Class C, Class N and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on February 8, 2008.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$19,275,108	$3,687,250
 OPPENHEIMER TRANSITION 2025 FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2010 was 0.59%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2010, the Fund paid $44,333 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$21,457
Class C	38,478
Class N	66,110
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2010	$52,590	$ —	$254	$1,104	$ —
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2010, the Manager waived fees and/or reimbursed the Fund $10,190, $3,087, $16,543, $1,613 and $148 for the Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
 OPPENHEIMER TRANSITION 2025 FUND

During the year ended February 28, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$1,062
Class B	651
Class C	838
Class N	595
Class Y	73
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
 OPPENHEIMER TRANSITION 2025 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2030 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2030 Fund, including the statement of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2030 Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 16, 2010
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF INVESTMENTS February 28, 2010

	Shares	Value

Investment Companies—100.1%[1]
Fixed Income Funds—10.2%
Oppenheimer Core Bond Fund, Cl. Y	1,143,174	$7,099,108
Oppenheimer Limited-Term Government Fund, Cl. Y	187,150	1,734,884

		8,833,992
Global Equity Funds—15.0%
Oppenheimer Developing Markets Fund, Cl. Y	324,614	8,826,259
Oppenheimer International Growth Fund, Cl. Y	176,353	4,165,447

		12,991,706
Specialty Fund—5.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y2	1,326,568	4,417,473
U.S. Equity Funds—69.8%
Oppenheimer Capital Appreciation Fund, Cl. Y2	429,248	17,354,482
Oppenheimer Discovery Fund, Cl. Y2	192,868	8,837,223
Oppenheimer Main Street Fund, Cl. Y	312,528	8,691,393
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y2	477,829	13,006,506
Oppenheimer Value Fund, Cl. Y	655,830	12,664,080

		60,553,684
Total Investments, at Value (Cost $83,563,446)	100.1%	86,796,855
Liabilities in Excess of Other Assets	(0.1)	(81,782)

Net Assets	100.0%	$86,715,073

Footnotes to Statement of Investments
1.  Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross		Shares
	Feb. 28, 2009	Additions		Reductions		Feb. 28, 2010

Oppenheimer Capital Appreciation Fund, Cl. Y	280,532	175,914		27,198		429,248
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	518,226	866,202		57,860		1,326,568
Oppenheimer Core Bond Fund, Cl. Y	717,403	528,356		102,585		1,143,174
Oppenheimer Developing Markets Fund, Cl. Y	253,269	138,663		67,318		324,614
Oppenheimer Discovery Fund, Cl. Y	—	199,865	[a]	6,997		192,868
Oppenheimer Institutional Money Market Fund, Cl. E	241,414	17,907,991		18,149,405		—
Oppenheimer International Growth Fund, Cl. Y	122,183	75,320		21,150		176,353
Oppenheimer Limited-Term Government Fund, Cl. Y	—	211,918		24,768		187,150
Oppenheimer Main Street Fund, Cl. Y	201,619	134,487		23,578		312,528
Oppenheimer MidCap Fund, Cl. Y	369,218	115,457		484,675	[a]	—
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	312,454	200,869		35,494		477,829
Oppenheimer Value Fund, Cl. Y	430,434	279,196		53,800		655,830
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$17,354,482	$—	$(431,855)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	4,417,473	—	(346,994)
Oppenheimer Core Bond Fund, Cl. Y	7,099,108	155,891	(372,240)
Oppenheimer Developing Markets Fund, Cl. Y	8,826,259	50,929	(1,594,724)
Oppenheimer Discovery Fund, Cl. Y	8,837,223	—	(176,492)
Oppenheimer Institutional Money Market Fund, Cl. E	—	1,245	—
Oppenheimer International Growth Fund, Cl. Y	4,165,447	39,559	(164,163)
Oppenheimer Limited-Term Government Fund, Cl. Y	1,734,884	19,814	361
Oppenheimer Main Street Fund, Cl. Y	8,691,393	108,913	(386,994)
Oppenheimer MidCap Fund, Cl. Y	—	—	(76,475)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	13,006,506	—	(526,877)
Oppenheimer Value Fund, Cl. Y	12,664,080	189,942	(498,762)

	$86,796,855	$566,293	$(4,575,215)

a.	All or a portion is the result of a corporate action.

2.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$86,796,855	$—	$—	$86,796,855

Total Assets	$86,796,855	$—	$—	$86,796,855

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2010

Assets
Investments, at value—affiliated companies (cost $83,563,446)—see accompanying statement of investments	$86,796,855
Cash	71,820
Receivables and other assets:
Shares of beneficial interest sold	195,135
Dividends	39,530
Other	3,230

Total assets	87,106,570

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	219,752
Investments purchased	68,896
Distribution and service plan fees	32,980
Legal, auditing and other professional fees	25,235
Shareholder communications	23,522
Transfer and shareholder servicing agent fees	18,086
Trustees’ compensation	1,308
Other	1,718

Total liabilities	391,497

Net Assets	$86,715,073

Composition of Net Assets
Par value of shares of beneficial interest	$11,147
Additional paid-in capital	89,499,165
Accumulated net investment loss	(1,086)
Accumulated net realized loss on investments	(6,027,562)
Net unrealized appreciation on investments	3,233,409

Net Assets	$86,715,073

 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $38,528,273 and 4,926,557 shares of beneficial interest outstanding)	$7.82
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.30

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,000,169 and 909,633 shares of beneficial interest outstanding)	$7.70

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,868,923 and 2,322,402 shares of beneficial interest outstanding)	$7.69

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $22,280,750 and 2,856,823 shares of beneficial interest outstanding)	$7.80

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,036,958 and 131,559 shares of beneficial interest outstanding)	$7.88
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2010

Investment Income
Dividends from affiliated companies	$566,293
Interest	85
Other income	2,286

Total investment income	568,664

Expenses
Distribution and service plan fees:
Class A	67,833
Class B	55,877
Class C	136,285
Class N	80,410
Transfer and shareholder servicing agent fees:
Class A	99,291
Class B	24,948
Class C	51,352
Class N	46,162
Class Y	258
Shareholder communications:
Class A	27,615
Class B	8,630
Class C	11,270
Class N	3,375
Class Y	34
Legal, auditing and other professional fees	26,229
Trustees’ compensation	1,523
Custodian fees and expenses	871
Other	11,597

Total expenses	653,560
Less waivers and reimbursements of expenses	(26,175)

Net expenses	627,385

Net Investment Loss	(58,721)

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(4,575,215)
Net change in unrealized appreciation on investments	27,099,092
Net Increase in Net Assets Resulting from Operations	$22,465,156

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 29,
	2010	2009

Operations
Net investment income (loss)	$(58,721)	$169,912
Net realized loss	(4,575,215)	(426,313)
Net change in unrealized appreciation (depreciation)	27,099,092	(22,301,936)

Net increase (decrease) in net assets resulting from operations	22,465,156	(22,558,337)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(33,925)	(85,594)
Class B	—	—
Class C	—	(3,244)
Class N	(183)	(34,811)
Class Y	(4,231)	(3,125)

	(38,339)	(126,774)
Distributions from net realized gain:
Class A	(311,505)	(140,399)
Class B	(59,151)	(30,946)
Class C	(144,577)	(65,935)
Class N	(177,505)	(66,850)
Class Y	(7,558)	(3,071)

	(700,296)	(307,201)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	13,257,157	15,746,095
Class B	1,724,382	3,099,166
Class C	5,027,794	9,474,285
Class N	8,453,102	11,348,186
Class Y	491,875	130,892

	28,954,310	39,798,624

Net Assets
Total increase	50,680,831	16,806,312
Beginning of period	36,034,242	19,227,930

End of period (including accumulated net investment income (loss) of $(1,086) and $37,604, respectively)	$86,715,073	$36,034,242

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 28,	February 29,	February 28,
Class A Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.15	$9.90	$10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.01	.06	.10	(.01)
Net realized and unrealized gain (loss)	2.74	(4.73)	(.17)	.20

Total from investment operations	2.75	(4.67)	(.07)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.03)	(.22)	—
Distributions from net realized gain	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.08)	(.08)	(.22)	—

Net asset value, end of period	$7.82	$5.15	$9.90	$10.19

Total Return, at Net Asset Value[3]	53.29%	(47.24)%	(0.85)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,528	$15,691	$10,293	$1,491

Average net assets (in thousands)	$28,730	$14,554	$5,394	$1,200

Ratios to average net assets:[4]
Net investment income (loss)	0.18%	0.81%	0.90%	(0.58)%
Total expenses[5]	0.74%	0.83%	1.24%	7.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.80%	0.81%	0.80%

Portfolio turnover rate	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	1.50%
Year Ended February 28, 2009	1.51%
Year Ended February 29, 2008	1.93%
Period Ended February 28, 2007	8.31%
6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 29,	February 28,
Class B Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.10	$9.84	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.03)	(.02)	.04	(.03)
Net realized and unrealized gain (loss)	2.70	(4.67)	(.19)	.20

Total from investment operations	2.67	(4.69)	(.15)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.18)	—
Distributions from net realized gain	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.07)	(.05)	(.18)	—

Net asset value, end of period	$7.70	$5.10	$9.84	$10.17

Total Return, at Net Asset Value[3]	52.29%	(47.71)%	(1.58)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,000	$3,343	$2,834	$282

Average net assets (in thousands)	$5,616	$3,841	$1,404	$105

Ratios to average net assets:[4]
Net investment income (loss)	(0.46)%	(0.22)%	0.37%	(1.44)%
Total expenses[5]	1.66%	1.70%	2.12%	16.30%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.57%	1.56%	1.54%

Portfolio turnover rate	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	2.42%
Year Ended February 28, 2009	2.38%
Year Ended February 29, 2008	2.81%
Period Ended February 28, 2007	16.99%
6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

	February 28,	February 28,	February 29,	February 28,
Class C Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.10	$9.84	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.04)	.01	.17	(.03)
Net realized and unrealized gain (loss)	2.70	(4.70)	(.30)	.20

Total from investment operations	2.66	(4.69)	(.13)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	— [3]	(.20)	—
Distributions from net realized gain	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.07)	(.05)	(.20)	—

Net asset value, end of period	$7.69	$5.10	$9.84	$10.17

Total Return, at Net Asset Value[4]	52.09%	(47.69)%	(1.47)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,869	$8,177	$3,362	$75

Average net assets (in thousands)	$13,656	$6,272	$1,236	$19

Ratios to average net assets:[5]
Net investment income (loss)	(0.62)%	0.08%	1.61%	(1.42)%
Total expenses[6]	1.52%	1.65%	1.87%	45.81%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.48%	1.57%	1.44%	1.52%

Portfolio turnover rate	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	2.28%
Year Ended February 28, 2009	2.33%
Year Ended February 29, 2008	2.56%
Period Ended February 28, 2007	46.50%
7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 29,	February 28,
Class N Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.14	$9.89	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	— [3]	.06	.08	(.02)
Net realized and unrealized gain (loss)	2.73	(4.73)	(.17)	.20

Total from investment operations	2.73	(4.67)	(.09)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	(.03)	(.20)	—
Distributions from net realized gain	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.07)	(.08)	(.20)	—

Net asset value, end of period	$7.80	$5.14	$9.89	$10.18

Total Return, at Net Asset Value[4]	53.06%	(47.33)%	(1.05)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,281	$8,513	$2,256	$2

Average net assets (in thousands)	$16,120	$6,422	$844	$1

Ratios to average net assets:[5]
Net investment income (loss)	(0.05)%	0.81%	0.80%	(0.93)%
Total expenses[6]	0.87%	1.03%	1.08%	78.18%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.97%	1.05%	1.05%

Portfolio turnover rate	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	1.63%
Year Ended February 28, 2009	1.71%
Year Ended February 29, 2008	1.77%
Period Ended February 28, 2007	78.87%
7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

	February 28,	February 28,	February 29,	February 28,
Class Y Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.18	$9.94	$10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.06	.07	.08	— [3]
Net realized and unrealized gain (loss)	2.75	(4.73)	(.10)	.19

Total from investment operations	2.81	(4.66)	(.02)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.05)	(.23)	—
Distributions from net realized gain	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.11)	(.10)	(.23)	—

Net asset value, end of period	$7.88	$5.18	$9.94	$10.19

Total Return, at Net Asset Value[4]	54.14%	(46.97)%	(0.38)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,037	$310	$483	$229

Average net assets (in thousands)	$707	$484	$393	$25

Ratios to average net assets:[5]
Net investment income (loss)	0.87%	0.87%	0.74%	(0.07)%
Total expenses[6]	0.10%	0.29%	0.39%	3.97%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.10%	0.27%	0.35%	0.19%

Portfolio turnover rate	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	0.86%
Year Ended February 28, 2009	0.97%
Year Ended February 29, 2008	1.08%
Period Ended February 28, 2007	4.66%
7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2030 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2030 FUND

     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$—	$—	$490,074	$2,304,079

1.	As of February 28, 2010, the Fund had $408,883 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2010, details of the capital loss carryforward were as follows:

Expiring

2018	$408,883
2.	As of February 28, 2010, the Fund had $81,191 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated Net	Accumulated Net
Reduction	Investment	Realized Loss on
to Paid-in Capital	Loss	Investments

$61,539	$58,370	$3,169
The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	Year Ended	Year Ended
	February 28, 2010	February 28, 2009

Distributions paid from:
Ordinary income	$38,161	$238,981
Long-term capital gain	700,453	194,994

Total	$738,614	$433,975

 OPPENHEIMER TRANSITION 2030 FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$89,100,934

Gross unrealized appreciation	$4,699,362
Gross unrealized depreciation	(7,003,441)

Net unrealized depreciation	$(2,304,079)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$319
Payments Made to Retired Trustees	65
Accumulated Liability as of February 28, 2010	601
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
 OPPENHEIMER TRANSITION 2030 FUND

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	2,720,334	$19,264,549	2,508,070	$19,431,976
Dividends and/or distributions reinvested	40,336	320,272	34,777	204,492
Redeemed	(880,562)	(6,327,664)	(535,868)	(3,890,373)

Net increase	1,880,108	$13,257,157	2,006,979	$15,746,095

Class B
Sold	406,736	$2,776,163	465,089	$3,835,183
Dividends and/or distributions reinvested	7,496	58,616	5,184	30,223
Redeemed	(159,486)	(1,110,397)	(103,459)	(766,240)

Net increase	254,746	$1,724,382	366,814	$3,099,166

Class C
Sold	1,349,998	$9,347,010	1,515,075	$11,214,791
Dividends and/or distributions reinvested	16,744	131,091	10,082	58,780
Redeemed	(646,833)	(4,450,307)	(264,480)	(1,799,286)

Net increase	719,909	$5,027,794	1,260,677	$9,474,285

Class N
Sold	1,688,348	$12,014,451	1,779,495	$13,959,171
Dividends and/or distributions reinvested	17,017	134,778	12,710	74,607
Redeemed	(504,490)	(3,696,127)	(364,361)	(2,685,592)

Net increase	1,200,875	$8,453,102	1,427,844	$11,348,186

Class Y
Sold	99,418	$686,028	46,465	$343,222
Dividends and/or distributions reinvested	1,474	11,779	1,047	6,185
Redeemed	(29,281)	(205,932)	(36,191)	(218,515)

Net increase	71,611	$491,875	11,321	$130,892

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$35,744,647	$6,870,386
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2010 was 0.61%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2010, the Fund paid $192,315 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in
 OPPENHEIMER TRANSITION 2030 FUND

respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$178,155
Class C	149,224
Class N	164,046
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2010	$154,878	$48	$16,755	$3,624	$224

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2010, the Manager waived fees and/or reimbursed the Fund $549, $3,633 and $243 for the Class A, Class B and Class C shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended February 28, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$8,759
Class B	5,585
Class C	5,401
Class N	1,957
Class Y	48
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the
 OPPENHEIMER TRANSITION 2030 FUND

outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
 OPPENHEIMER TRANSITION 2030 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2040 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2040 Fund, including the statement of investments, as of February 28, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period March 4, 2008 (commencement of operations) to February 28, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2040 Fund as of February 28, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 4, 2008 (commencement of operations) to February 28, 2009, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
April 16, 2010
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF INVESTMENTS February 28, 2010

	Shares	Value

Investment Companies—100.4%[1]
Fixed Income Funds—5.1%
Oppenheimer Core Bond Fund, Cl. Y	195,293	$1,212,771
Oppenheimer Limited-Term Government Fund, Cl. Y	32,076	297,342

		1,510,113
Global Equity Funds—19.9%
Oppenheimer Developing Markets Fund, Cl. Y	165,728	4,506,151
Oppenheimer International Growth Fund, Cl. Y	60,560	1,430,422

		5,936,573
Money Market Fund—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2]	216,150	216,150
Specialty Fund—5.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y3	452,321	1,506,230
U.S. Equity Funds—69.6%
Oppenheimer Capital Appreciation Fund, Cl. Y3	146,887	5,938,648
Oppenheimer Discovery Fund, Cl. Y3	65,956	3,022,122
Oppenheimer Main Street Fund, Cl. Y	106,894	2,972,718
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y3	163,996	4,463,976
Oppenheimer Value Fund, Cl. Y	225,343	4,351,375

		20,748,839

Total Investments, at Value (Cost $25,814,118)	100.4%	29,917,905
Liabilities in Excess of Other Assets	(0.4)	(122,889)

Net Assets	100.0%	$29,795,016

 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares					Shares
	February 28,	Gross		Gross		February 28,
	2009	Additions		Reductions		2010

Oppenheimer Capital Appreciation Fund, Cl. Y	56,736	100,568		10,417		146,887
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	101,549	379,329		28,557		452,321
Oppenheimer Core Bond Fund, Cl. Y	67,913	140,506		13,126		195,293
Oppenheimer Developing Markets Fund, Cl. Y	78,400	116,061		28,733		165,728
Oppenheimer Discovery Fund, Cl. Y	—	68,995	[a]	3,039		65,956
Oppenheimer Institutional Money Market Fund, Cl. E	91,638	12,370,585		12,246,073		216,150
Oppenheimer International Growth Fund, Cl. Y	24,561	42,349		6,350		60,560
Oppenheimer Limited-Term Government Fund, Cl. Y	—	44,256		12,180		32,076
Oppenheimer Main Street Fund, Cl. Y	39,608	74,367		7,081		106,894
Oppenheimer MidCap Fund, Cl. Y	75,771	48,748		124,519	[a]	—
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	64,808	113,751		14,563		163,996
Oppenheimer Value Fund, Cl. Y	85,453	158,762		18,872		225,343

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$5,938,648	$—	$(99,448)
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	1,506,230	—	(87,109)
Oppenheimer Core Bond Fund, Cl. Y	1,212,771	23,675	(39,997)
Oppenheimer Developing Markets Fund, Cl. Y	4,506,151	22,933	(219,083)
Oppenheimer Discovery Fund, Cl. Y	3,022,122	—	(44,164)
Oppenheimer Institutional Money Market Fund, Cl. E	216,150	645	—
Oppenheimer International Growth Fund, Cl. Y	1,430,422	11,942	(21,803)
Oppenheimer Limited-Term Government Fund, Cl. Y	297,342	3,143	250
Oppenheimer Main Street Fund, Cl. Y	2,972,718	32,657	(45,265)
Oppenheimer MidCap Fund, Cl. Y	—	—	(34,426)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	4,463,976	—	(84,003)
Oppenheimer Value Fund, Cl. Y	4,351,375	57,095	(74,132)

	$29,917,905	$152,090	$(749,180)

a.	All or a portion is the result of a corporate action.

2.	Rate shown is the 7-day yield as of February 28, 2010.

3.	Non-income producing security.
 OPPENHEIMER TRANSITION 2040 FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$29,917,905	$—	$—	$29,917,905

Total Assets	$29,917,905	$—	$—	$29,917,905

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2010

Assets
Investments, at value—affiliated companies (cost $25,814,118)—see accompanying statement of investments	$29,917,905
Cash	48,882
Receivables and other assets:
Shares of beneficial interest sold	76,111
Dividends	6,535
Other	2,268

Total assets	30,051,701

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	105,668
Investments purchased	94,015
Legal, auditing and other professional fees	24,342
Shareholder communications	17,055
Distribution and service plan fees	10,023
Transfer and shareholder servicing agent fees	4,451
Trustees’ compensation	106
Other	1,025

Total liabilities	256,685

Net Assets	$29,795,016

Composition of Net Assets
Par value of shares of beneficial interest	$3,591
Additional paid-in capital	27,383,205
Accumulated net investment loss	(46)
Accumulated net realized loss on investments	(1,695,521)
Net unrealized appreciation on investments	4,103,787

Net Assets	$29,795,016

 OPPENHEIMER TRANSITION 2040 FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $10,089,797 and 1,211,318 shares of beneficial interest outstanding)	$8.33
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.84
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,365,234 and 165,800 shares of beneficial interest outstanding)	$8.23
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,896,527 and 837,680 shares of beneficial interest outstanding)	$8.23
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,419,180 and 1,134,619 shares of beneficial interest outstanding)	$8.30
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,024,278 and 241,564 shares of beneficial interest outstanding)	$8.38
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2010

Investment Income
Dividends from affiliated companies	$152,090
Interest	20
Other income	96

Total investment income	152,206

Expenses
Distribution and service plan fees:
Class A	13,869
Class B	7,789
Class C	43,766
Class N	28,965
Transfer and shareholder servicing agent fees:
Class A	30,707
Class B	4,926
Class C	23,333
Class N	25,034
Class Y	90
Shareholder communications:
Class A	18,089
Class B	4,041
Class C	16,094
Class N	4,639
Legal, auditing and other professional fees	23,956
Trustees’ compensation	270
Custodian fees and expenses	160
Other	7,258

Total expenses	252,986
Less waivers and reimbursements of expenses	(82,005)

Net expenses	170,981

Net Investment Loss	(18,775)

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(749,180)
Net change in unrealized appreciation on investments	6,527,056

Net Increase in Net Assets Resulting from Operations	$5,759,101

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended February 28,	2010	2009[1]

Operations
Net investment income (loss)	$(18,775)	$57,125
Net realized loss	(749,180)	(736,487)
Net change in unrealized appreciation (depreciation)	6,527,056	(2,423,269)

Net increase (decrease) in net assets resulting from operations	5,759,101	(3,102,631)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(28,570)
Class B	—	(2,557)
Class C	—	(17,915)
Class N	—	(25,153)
Class Y	—	(3,058)

	—	(77,253)
Distributions from net realized gain:
Class A	(45,243)	—
Class B	(6,114)	—
Class C	(32,368)	—
Class N	(39,253)	—
Class Y	(7,956)	—

	(130,934)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	6,141,124	3,235,251
Class B	891,481	373,218
Class C	3,675,484	2,585,011
Class N	4,964,359	3,611,091
Class Y	1,216,847	548,867

	16,889,295	10,353,438

Net Assets
Total increase	22,517,462	7,173,554
Beginning of period	7,277,554	104,000 [2]

End of period (including accumulated net investment loss of $46 and $2, respectively)	$29,795,016	$7,277,554

1.	For the period March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Reflects the value of the Manager’s initial seed money investment on February 8, 2008.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.34	$10.00

Income (loss) from investment operations:
Net investment income[2]	.02	.11
Net realized and unrealized gain (loss)	3.01	(4.69)

Total from investment operations	3.03	(4.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.08)
Distributions from net realized gain	(.04)	—

Total dividends and/or distributions to shareholders	(.04)	(.08)

Net asset value, end of period	$8.33	$5.34

Total Return, at Net Asset Value[3]	56.78%	(45.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,090	$2,178

Average net assets (in thousands)	$5,971	$1,469

Ratios to average net assets:[4]
Net investment income	0.21%	1.55%
Total expenses[5]	1.22%	1.78%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.85%

Portfolio turnover rate	14%	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	1.99%
Period Ended February 28, 2009	2.43%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

Class B Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.04)	.04
Net realized and unrealized gain (loss)	2.99	(4.66)

Total from investment operations	2.95	(4.62)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.06)
Distributions from net realized gain	(.04)	—

Total dividends and/or distributions to shareholders	(.04)	(.06)

Net asset value, end of period	$8.23	$5.32

Total Return, at Net Asset Value[3]	55.49%	(46.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,365	$254

Average net assets (in thousands)	$792	$184

Ratios to average net assets:[4]
Net investment income (loss)	(0.53)%	0.61%
Total expenses[5]	2.29%	3.55%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.60%

Portfolio turnover rate	14%	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	3.06%
Period Ended February 28, 2009	4.20%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.05)	.09
Net realized and unrealized gain (loss)	3.00	(4.71)

Total from investment operations	2.95	(4.62)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.06)
Distributions from net realized gain	(.04)	—

Total dividends and/or distributions to shareholders	(.04)	(.06)

Net asset value, end of period	$8.23	$5.32

Total Return, at Net Asset Value[3]	55.49%	(46.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,897	$1,879

Average net assets (in thousands)	$4,393	$799

Ratios to average net assets:[4]
Net investment income (loss)	(0.63)%	1.46%
Total expenses[5]	2.07%	3.26%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%	1.60%

Portfolio turnover rate	14%	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	2.84%
Period Ended February 28, 2009	3.91%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

Class N Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.34	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.01)	.11
Net realized and unrealized gain (loss)	3.01	(4.70)

Total from investment operations	3.00	(4.59)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.07)
Distributions from net realized gain	(.04)	—

Total dividends and/or distributions to shareholders	(.04)	(.07)

Net asset value, end of period	$8.30	$5.34

Total Return, at Net Asset Value[3]	56.22%	(46.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,419	$2,534

Average net assets (in thousands)	$5,820	$1,231

Ratios to average net assets:[4]
Net investment income (loss)	(0.12)%	1.71%
Total expenses[5]	1.19%	2.04%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	1.10%

Portfolio turnover rate	14%	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	1.96%
Period Ended February 28, 2009	2.69%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.34	$10.00

Income (loss) from investment operations:
Net investment income[2]	.05	.05
Net realized and unrealized gain (loss)	3.03	(4.63)

Total from investment operations	3.08	(4.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.08)
Distributions from net realized gain	(.04)	—

Total dividends and/or distributions to shareholders	(.04)	(.08)

Net asset value, end of period	$8.38	$5.34

Total Return, at Net Asset Value[3]	57.72%	(45.86)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,024	$433

Average net assets (in thousands)	$1,125	$151

Ratios to average net assets:[4]
Net investment income	0.71%	0.73%
Total expenses[5]	0.17%	1.38%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.13%	0.60%

Portfolio turnover rate	14%	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	0.94%
Period Ended February 28, 2009	2.03%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2040 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal
 OPPENHEIMER TRANSITION 2040 FUND

and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Appreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$—	$—	$59,264	$2,467,530

1.	As of February 28, 2010, the Fund had $58,911 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2010, details of the capital loss carryforward were as follows:

Expiring

2018	$58,911

2.	As of February 28, 2010, the Fund had $353 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction
	Reduction	to Accumulated
Reduction to	to Accumulated	Net Realized
Paid-in Capital	Net Investment Loss	Loss on Investments

$19,367	$18,731	$636
The tax character of distributions paid during the year ended February 28, 2010 and the period ended February 28, 2009 was as follows:

	Year Ended	Period Ended
	February 28, 2010	February 28, 2009

Distributions paid from:
Ordinary income	$—	$77,253
Long-term capital gain	130,934	—

Total	$130,934	$77,253

 OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$27,450,375

Gross unrealized appreciation	$2,467,530
Gross unrealized depreciation	—

Net unrealized appreciation	$2,467,530

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed
 OPPENHEIMER TRANSITION 2040 FUND

trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2010		Period Ended February 28, 2009[1,2]
	Shares	Amount	Shares	Amount

Class A
Sold	1,014,055	$7,768,682	536,254	$4,135,448
Dividends and/or distributions reinvested	4,469	37,896	1,878	11,438
Redeemed	(215,025)	(1,665,454)	(140,313)	(911,635)

Net increase	803,499	$6,141,124	397,819	$3,235,251

Class B
Sold	127,720	$964,575	58,890	$437,045
Dividends and/or distributions reinvested	728	6,114	329	1,993
Redeemed	(10,285)	(79,208)	(11,682)	(65,820)

Net increase	118,163	$891,481	47,537	$373,218

 OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended February 28, 2010		Period Ended February 28, 2009[1,2]
	Shares	Amount	Shares	Amount

Class C
Sold	734,656	$5,571,987	449,340	$3,227,377
Dividends and/or distributions reinvested	3,233	27,128	2,080	12,625
Redeemed	(253,529)	(1,923,631)	(98,200)	(654,991)

Net increase	484,360	$3,675,484	353,220	$2,585,011

Class N
Sold	903,401	$6,861,118	639,269	$4,862,616
Dividends and/or distributions reinvested	3,866	32,664	3,764	22,923
Redeemed	(247,600)	(1,929,423)	(168,181)	(1,274,448)

Net increase	659,667	$4,964,359	474,852	$3,611,091

Class Y
Sold	194,893	$1,467,870	98,431	$650,217
Dividends and/or distributions reinvested	933	7,956	362	2,206
Redeemed	(35,277)	(258,979)	(17,878)	(103,556)

Net increase	160,549	$1,216,847	80,915	$548,867

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	The Fund sold 10,000 shares of Class A at a value of $100,000 and 100 shares each of Class B, Class C, Class N and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on February 8, 2008.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$19,263,893	$2,544,203
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2010 was 0.62%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2010, the Fund paid $54,205 to OFS for services to the Fund.
 OPPENHEIMER TRANSITION 2040 FUND

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$22,304
Class C	49,649
Class N	61,384
 OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2010	$66,522	$—	$1,099	$1,844	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2010, the Manager waived fees and/or reimbursed the Fund $22,049, $4,579, $19,474, $8,504 and $553 for the Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended February 28, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$10,713
Class B	2,282
Class C	8,488
Class N	5,363
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
 OPPENHEIMER TRANSITION 2040 FUND

6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
 OPPENHEIMER TRANSITION 2040 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2050 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2050 Fund, including the statement of investments, as of February 28, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period March 4, 2008 (commencement of operations) to February 28, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2050 Fund as of February 28, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 4, 2008 (commencement of operations) to February 28, 2009, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 16, 2010
 OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF INVESTMENTS February 28, 2010

	Shares	Value

Investment Companies—100.3%[1]
Fixed Income Funds—5.1%
Oppenheimer Core Bond Fund, Cl. Y	97,860	$607,713
Oppenheimer Limited-Term Government Fund, Cl. Y	16,082	149,084

		756,797

Global Equity Funds—25.0%
Oppenheimer Developing Markets Fund, Cl. Y	110,812	3,012,966
Oppenheimer International Growth Fund, Cl. Y	30,421	718,538

		3,731,504

Money Market Fund—0.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2]	25,973	25,973
Specialty Fund—5.0%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y3	226,872	755,484
U.S. Equity Funds—65.0%
Oppenheimer Capital Appreciation Fund, Cl. Y3	73,902	2,987,862
Oppenheimer Discovery Fund, Cl. Y3	33,201	1,521,259
Oppenheimer Main Street Fund, Cl. Y	53,718	1,493,891
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y3	82,521	2,246,209
Oppenheimer Value Fund, Cl. Y	75,540	1,458,683

		9,707,904

Total Investments, at Value (Cost $13,078,915)	100.3%	14,977,662
Liabilities in Excess of Other Assets	(0.3)	(41,058)

Net Assets	100.0%	$14,936,604

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross		Shares
	February 28, 2009	Additions		Reductions		February 28, 2010
Oppenheimer Capital Appreciation Fund, Cl.Y	22,961	53,394		2,453		73,902
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	37,691	195,169		5,988		226,872
Oppenheimer Core Bond Fund, Cl. Y	27,859	72,968		2,967		97,860
Oppenheimer Developing Markets Fund, Cl.Y	41,876	81,657		12,721		110,812
Oppenheimer Discovery Fund, Cl. Y	—	33,750	[a]	549		33,201
Oppenheimer Institutional Money Market Fund, Cl. E	28,420	5,760,876		5,763,323		25,973
Oppenheimer International Growth Fund, Cl. Y	—	32,039		1,618		30,421
Oppenheimer Limited-Term Government Fund, Cl. Y	—	22,279		6,197		16,082
Oppenheimer Main Street Fund, Cl. Y	16,292	38,945		1,519		53,718
Oppenheimer MidCap Fund, Cl. Y	30,293	21,619		51,912	[a]	—
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	25,766	60,779		4,024		82,521
Oppenheimer Value Fund, Cl. Y	35,006	61,820		21,286		75,540
 OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$2,987,862	$—	$(26,114)
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	755,484	—	(18,275)
Oppenheimer Core Bond Fund, Cl. Y	607,713	11,356	(8,827)
Oppenheimer Developing Markets Fund, Cl. Y	3,012,966	15,395	(84,636)
Oppenheimer Discovery Fund, Cl. Y	1,521,259	—	(10,474)
Oppenheimer Institutional Money Market Fund, Cl. E	25,973	270	—
Oppenheimer International Growth Fund, Cl. Y	718,538	5,995	(10)
Oppenheimer Limited-Term Government Fund, Cl. Y	149,084	1,471	119
Oppenheimer Main Street Fund, Cl. Y	1,493,891	16,369	(11,904)
Oppenheimer MidCap Fund, Cl. Y	—	—	(10,219)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	2,246,209	—	(28,803)
Oppenheimer Value Fund, Cl. Y	1,458,683	19,085	(64,028)

	$14,977,662	$69,941	$(263,171)

a.	All or a portion is the result of a corporate action.

2.	Rate shown is the 7-day yield as of February 28, 2010.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2010 based on valuation input level:

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$14,977,662	$—	$—	$14,977,662

Total Assets	$14,977,662	$—	$—	$14,977,662

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2010

Assets
Investments, at value—affiliated companies (cost $13,078,915)—see accompanying statement of investments	$14,977,662
Cash	3,982
Receivables and other assets:
Shares of beneficial interest sold	32,442
Dividends	3,278
Other	1,767

Total assets	15,019,131

Liabilities
Payables and other liabilities:
Investments purchased	25,867
Legal, auditing and other professional fees	24,327
Shareholder communications	15,277
Shares of beneficial interest redeemed	8,908
Distribution and service plan fees	5,015
Transfer and shareholder servicing agent fees	2,282
Trustees’ compensation	39
Other	812

Total liabilities	82,527

Net Assets	$14,936,604

Composition of Net Assets
Par value of shares of beneficial interest	$1,797
Additional paid-in capital	14,091,391
Accumulated net investment loss	(11)
Accumulated net realized loss on investments	(1,055,320)
Net unrealized appreciation on investments	1,898,747

Net Assets	$14,936,604

 OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,649,312 and 557,295 shares of beneficial interest outstanding)	$8.34
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.85

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $612,408 and 74,235 shares of beneficial interest outstanding)	$8.25

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,656,667 and 442,695 shares of beneficial interest outstanding)	$8.26

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,081,267 and 610,161 shares of beneficial interest outstanding)	$8.33

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $936,950 and 112,137 shares of beneficial interest outstanding)	$8.36
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2010

Investment Income
Dividends from affiliated companies	$69,941
Interest	8
Other income	60

Total investment income	70,009

Expenses
Distribution and service plan fees:
Class A	6,544
Class B	2,366
Class C	20,426
Class N	14,287
Transfer and shareholder servicing agent fees:
Class A	27,049
Class B	3,032
Class C	22,067
Class N	22,550
Class Y	90
Shareholder communications:
Class A	12,365
Class B	4,028
Class C	17,655
Class N	4,846
Legal, auditing and other professional fees	23,876
Trustees’ compensation	82
Custodian fees and expenses	70
Other	6,342

Total expenses	187,675
Less waivers and reimbursements of expenses	(109,918)

Net expenses	77,757

Net Investment Loss	(7,748)

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(263,171)
Net change in unrealized appreciation on investments	2,873,979

Net Increase in Net Assets Resulting from Operations	$2,603,060

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended February 28,	2010	2009[1]

Operations
Net investment income (loss)	$(7,748)	$24,439
Net realized loss	(263,171)	(675,623)
Net change in unrealized appreciation (depreciation)	2,873,979	(975,232)

Net increase (decrease) in net assets resulting from operations	2,603,060	(1,626,416)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(18,795)
Class B	—	(1,274)
Class C	—	(4,741)
Class N	—	(7,911)
Class Y	—	(2,023)

	—	(34,744)

Distributions from net realized gain:
Class A	(22,437)	—
Class B	(1,978)	—
Class C	(18,074)	—
Class N	(24,594)	—
Class Y	(4,595)	—

	(71,678)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	2,681,348	1,824,171
Class B	489,856	183,144
Class C	2,465,542	868,925
Class N	3,254,827	1,317,121
Class Y	597,503	279,945

	9,489,076	4,473,306

Net Assets
Total increase	12,020,458	2,812,146
Beginning of period	2,916,146	104,000 [2]

End of period (including accumulated net investment loss of $11 and $1, respectively)	$14,936,604	$2,916,146

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Reflects the value of the Manager’s initial seed money investment on February 8, 2008.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.26	$10.00

Income (loss) from investment operations:
Net investment income[2]	.01	.09
Net realized and unrealized gain (loss)	3.12	(4.74)

Total from investment operations	3.13	(4.65)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.09)
Distributions from net realized gain	(.05)	—

Total dividends and/or distributions to shareholders	(.05)	(.09)

Net asset value, end of period	$8.34	$5.26

Total Return, at Net Asset Value[3]	59.45%	(46.65)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,649	$1,096

Average net assets (in thousands)	$2,776	$1,099

Ratios to average net assets:[4]
Net investment income	0.18%	1.26%
Total expenses[5]	2.02%	2.86%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.85%

Portfolio turnover rate	12%	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	2.81%
Period Ended February 28, 2009	3.51%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.24	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.04)	.01
Net realized and unrealized gain (loss)	3.10	(4.71)

Total from investment operations	3.06	(4.70)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.06)
Distributions from net realized gain	(.05)	—

Total dividends and/or distributions to shareholders	(.05)	(.06)

Net asset value, end of period	$8.25	$5.24

Total Return, at Net Asset Value[3]	58.34%	(47.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$613	$61

Average net assets (in thousands)	$239	$158

Ratios to average net assets:[4]
Net investment income (loss)	(0.57)%	0.17%
Total expenses[5]	4.30%	4.29%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%	1.60%

Portfolio turnover rate	12%	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	5.09%
Period Ended February 28, 2009	4.94%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

Class C Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.25	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.05)	.06
Net realized and unrealized gain (loss)	3.11	(4.76)

Total from investment operations	3.06	(4.70)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.05)
Distributions from net realized gain	(.05)	—

Total dividends and/or distributions to shareholders	(.05)	(.05)

Net asset value, end of period	$8.26	$5.25

Total Return, at Net Asset Value[3]	58.22%	(47.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,657	$617

Average net assets (in thousands)	$2,053	$304

Ratios to average net assets:[4]
Net investment income (loss)	(0.60)%	0.96%
Total expenses[5]	3.29%	6.12%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%	1.60%

Portfolio turnover rate	12%	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	4.08%
Period Ended February 28, 2009	6.77%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.27	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.01)	.10
Net realized and unrealized gain (loss)	3.12	(4.76)

Total from investment operations	3.11	(4.66)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.07)
Distributions from net realized gain	(.05)	—

Total dividends and/or distributions to shareholders	(.05)	(.07)

Net asset value, end of period	$8.33	$5.27

Total Return, at Net Asset Value[3]	58.95%	(46.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,081	$957

Average net assets (in thousands)	$2,871	$447

Ratios to average net assets:[4]
Net investment income (loss)	(0.10)%	1.45%
Total expenses[5]	1.81%	3.48%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	1.10%

Portfolio turnover rate	12%	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	2.60%
Period Ended February 28, 2009	4.13%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

Class Y Year Ended February 28,	2010	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$5.25	$10.00

Income (loss) from investment operations:
Net investment income[2]	.06	.06
Net realized and unrealized gain (loss)	3.10	(4.70)

Total from investment operations	3.16	(4.64)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.11)
Distributions from net realized gain	(.05)	—

Total dividends and/or distributions to shareholders	(.05)	(.11)

Net asset value, end of period	$8.36	$5.25

Total Return, at Net Asset Value[3]	60.13%	(46.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$937	$185

Average net assets (in thousands)	$512	$128

Ratios to average net assets:[4]
Net investment income	0.73%	0.82%
Total expenses[5]	0.32%	2.37%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.16%	0.60%

Portfolio turnover rate	12%	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2010	1.11%
Period Ended February 28, 2009	3.02%

6.	The fiscal 2009 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2050 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
 OPPENHEIMER TRANSITION 2050 FUND

     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and
 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Appreciation
			Based on Cost
			of Securities and
			Other Investments
Undistributed Net	Undistributed	Accumulated Loss	for Federal Income
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Tax Purposes

$ —	$—	$24,066	$867,493

1.	As of February 28, 2010, the Fund had $23,369 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2010, details of the capital loss carryforward were as follows:

Expiring

2018	$23,369

2.	As of February 28, 2010, the Fund had $697 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction
	Reduction	to Accumulated
	to Accumulated	Net Realized
Reduction to	Net Investment	Loss on
Paid-in Capital	Loss	Investments

$ 8,089	$7,738	$351
 OPPENHEIMER TRANSITION 2050 FUND

The tax character of distributions paid during the year ended February 28, 2010 and the period ended February 28, 2009 was as follows:

	Year Ended	Period Ended
	February 28, 2010	February 28, 2009

Distributions paid from:
Ordinary income	$—	$34,744
Long-term capital gain	71,678	—

Total	$71,678	$34,744

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$14,110,169

Gross unrealized appreciation	$867,493
Gross unrealized depreciation	—

Net unrealized appreciation	$867,493

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of
 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2010		Period Ended February 28, 2009[1,2]
	Shares	Amount	Shares	Amount

Class A
Sold	430,419	$3,280,182	323,070	$2,616,962
Dividends and/or distributions reinvested	2,075	17,636	1,087	6,500
Redeemed	(83,533)	(616,470)	(125,823)	(799,291)

Net increase	348,961	$2,681,348	198,334	$1,824,171

 OPPENHEIMER TRANSITION 2050 FUND

	Year Ended February 28, 2010		Period Ended February 28, 2009[1,2]
	Shares	Amount	Shares	Amount

Class B
Sold	70,577	$548,670	44,064	$373,361
Dividends and/or distributions reinvested	234	1,973	118	704
Redeemed	(8,156)	(60,787)	(32,702)	(190,921)

Net increase	62,655	$489,856	11,480	$183,144

Class C
Sold	394,113	$3,001,409	148,126	$1,069,817
Dividends and/or distributions reinvested	1,573	13,260	543	3,247
Redeemed	(70,454)	(549,127)	(31,306)	(204,139)

Net increase	325,232	$2,465,542	117,363	$868,925

Class N
Sold	520,893	$3,973,574	211,014	$1,529,846
Dividends and/or distributions reinvested	2,547	21,625	1,189	7,123
Redeemed	(95,003)	(740,372)	(30,579)	(219,848)

Net increase	428,437	$3,254,827	181,624	$1,317,121

Class Y
Sold	98,636	$739,755	51,123	$375,692
Dividends and/or distributions reinvested	539	4,590	148	883
Redeemed	(22,286)	(146,842)	(16,123)	(96,630)

Net increase	76,889	$597,503	35,148	$279,945

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	The Fund sold 10,000 shares of Class A at a value of $100,000 and 100 shares each of Class B, Class C, Class N and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on February 8, 2008.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$10,493,402	$1,040,898
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2010 was 0.64%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a
 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
per account fee. For the year ended February 28, 2010, the Fund paid $25,220 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$8,066
Class C	20,158
Class N	28,097
 OPPENHEIMER TRANSITION 2050 FUND

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2010	$20,281	$—	$1,134	$93	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2010, the Manager waived fees and/or reimbursed the Fund $19,917, $4,608, $23,304, $13,059 and $802 for the Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended February 28, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$17,758
Class B	2,287
Class C	15,243
Class N	12,940
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
 OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
 OPPENHEIMER TRANSITION 2050 FUND

Oppenheimer LifeCycle Funds

Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036